UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

MFS® SERIES TRUST I

MFS® SERIES TRUST II

MFS® SERIES TRUST III

MFS® SERIES TRUST IV

MFS® SERIES TRUST V

MFS® SERIES TRUST VI

MFS® SERIES TRUST VII

MFS® SERIES TRUST VIII

MFS® SERIES TRUST IX

MFS® SERIES TRUST X

MFS® SERIES TRUST XI

MFS® SERIES TRUST XII

MFS® SERIES TRUST XIII

MFS® SERIES TRUST XV

MFS® SERIES TRUST XVI

MFS® MUNICIPAL SERIES TRUST

MFS® INSTITUTIONAL TRUST

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

MASSACHUSETTS INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON MARCH 23, 2017.

THIS PROXY STATEMENT IS AVAILABLE AT https://www.proxy-direct.com/mfs-28421

Massachusetts Investors Growth Stock Fund	MFS® International New Discovery Fund
Massachusetts Investors Trust	MFS® International Value Fund
MFS® Absolute Return Fund	MFS® Lifetime Income Fund
MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2020 Fund
MFS® Alabama Municipal Bond Fund	MFS® Lifetime 2025Fund
MFS® Arkansas Municipal Bond Fund	MFS® Lifetime 2030 Fund
MFS® Blended Research Core Equity Fund	MFS® Lifetime 2035 Fund
MFS® Blended Research Emerging Markets Equity Fund	MFS® Lifetime 2040 Fund
MFS® Blended Research Global Equity Fund	MFS® Lifetime 2045 Fund
MFS® Blended Research Growth Equity Fund	MFS® Lifetime 2050 Fund
MFS® Blended Research International Equity Fund	MFS® Lifetime 2055 Fund
MFS® Blended Research Mid Cap Equity Fund	MFS® Lifetime 2060 Fund
MFS® Blended Research Small Cap Equity Fund	MFS® Limited Maturity Fund
MFS® Blended Research Value Equity Fund	MFS® Low Volatility Equity Fund
MFS® California Municipal Bond Fund	MFS® Low Volatility Global Equity Fund
MFS® Commodity Strategy Fund	MFS® Managed Wealth Fund
MFS® Conservative Allocation Fund	MFS® Maryland Municipal Bond Fund
MFS® Corporate Bond Fund	MFS® Massachusetts Municipal Bond Fund
MFS® Core Equity Fund	MFS® Mid Cap Growth Fund
MFS® Diversified Income Fund	MFS® Mid Cap Value Fund
MFS® Emerging Markets Debt Fund	MFS® Mississippi Municipal Bond Fund
MFS® Emerging Markets Debt Local Currency Fund	MFS® Moderate Allocation Fund
MFS® Emerging Markets Equity Fund	MFS® Municipal High Income Fund
MFS® Equity Income Fund	MFS® Municipal Income Fund
MFS® Equity Opportunities Fund	MFS® Municipal Limited Maturity Fund
MFS® Georgia Municipal Bond Fund	MFS® New Discovery Fund
MFS® Global Bond Fund	MFS® New Discovery Value Fund
MFS® Global Equity Fund	MFS® New York Municipal Bond Fund
MFS® Global Growth Fund	MFS® North Carolina Municipal Bond Fund
MFS® Global Multi-Asset Fund	MFS® Pennsylvania Municipal Bond Fund
MFS® Global Real Estate Fund	MFS® Research Fund
MFS® Global Alternative Strategy Fund	MFS® Research International Fund
MFS® Global High Yield Fund	MFS® South Carolina Municipal Bond Fund
MFS® Global New Discovery Fund	MFS® Strategic Income Fund
MFS® Global Total Return Fund	MFS® Technology Fund
MFS® Government Securities Fund	MFS® Tennessee Municipal Bond Fund
MFS® Growth Allocation Fund	MFS® Total Return Fund
MFS® Growth Fund	MFS® Total Return Bond Fund
MFS® High Income Fund	MFS® U.S. Government Cash Reserve Fund
MFS® High Yield Pooled Portfolio	MFS® U.S. Government Money Market Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Utilities Fund
MFS® Institutional International Equity Fund	MFS® Value Fund
MFS® International Diversification Fund	MFS® Virginia Municipal Bond Fund
MFS® International Growth Fund	MFS® West Virginia Municipal Bond Fund

111 Huntington Avenue, Boston, Massachusetts 02199

The Proxy Statement, the accompanying Notice of a Special Meeting of Shareholders and the proxy card are being made available without charge by following the instructions on your Notice of Internet Availability of Proxy Materials. In addition, shareholders can find important information about each MFS Fund in the Funds’ latest annual and semi-annual reports (if any) to shareholders. Upon request and without charge, the Trusts will furnish each person to whom the Notice of Internet Availability of Proxy Materials or the Proxy Statement is delivered with a copy of these reports. You may obtain copies of one or more reports without charge by telephoning toll-free (800) 225-2606 or by writing to the Trust at the address appearing above or on the Funds’ website at www.MFS.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 111 Huntington Avenue, Boston, Massachusetts 02199.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 23, 2017

A Special Meeting of Shareholders of each of the above referenced funds (each, a “Fund” and collectively, the “Funds”) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at 10:30 a.m. on Thursday, March 23, 2017, for the following purposes:

ITEM 1.	To elect Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, David H. Gunning, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Clarence Otis, Jr., Maryanne L. Roepke, Robin A. Stelmach, and Laurie J. Thomsen as Trustees of each of the trusts of which the Funds are series; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold its meeting simultaneously with each other Fund. With respect to Item 1, all of the shareholders of Funds that are series of the same Trust will vote together as a single class.

THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND

THAT YOU VOTE IN FAVOR OF ITEM 1.

Only a Fund’s shareholders of record on January 6, 2017 will be entitled to vote at that Fund’s Meeting of Shareholders.

BY ORDER OF THE BOARD OF TRUSTEES

CHRISTOPHER R. BOHANE

Assistant Secretary and Assistant Clerk

January 30, 2017

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THEN PLEASE RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR, IF YOU HAVE REQUESTED A PROXY CARD BY MAIL, YOU MAY VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU WILL BE ASKED TO ENTER A UNIQUE CODE THAT HAS BEEN ASSIGNED TO YOU, WHICH IS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR YOUR PROXY CARD. THIS CODE IS DESIGNED TO CONFIRM YOUR IDENTITY, PROVIDE ACCESS TO THE VOTING SITE AND CONFIRM THAT YOUR INSTRUCTIONS ARE PROPERLY RECORDED. IF YOU HAVE ANY QUESTIONS REGARDING THE PROXY STATEMENT, PLEASE CALL (800) 225-2606. PLEASE GIVE YOUR VOTING INSTRUCTIONS OR SUBMIT YOUR PROXY CARD PROMPTLY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST.

Massachusetts Investors Growth Stock Fund	MFS® International New Discovery Fund
Massachusetts Investors Trust	MFS® International Value Fund
MFS® Absolute Return Fund	MFS® Lifetime Income Fund
MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2020 Fund
MFS® Alabama Municipal Bond Fund	MFS® Lifetime 2025Fund
MFS® Arkansas Municipal Bond Fund	MFS® Lifetime 2030 Fund
MFS® Blended Research Core Equity Fund	MFS® Lifetime 2035 Fund
MFS® Blended Research Emerging Markets Equity Fund	MFS® Lifetime 2040 Fund
MFS® Blended Research Global Equity Fund	MFS® Lifetime 2045 Fund
MFS® Blended Research Growth Equity Fund	MFS® Lifetime 2050 Fund
MFS® Blended Research International Equity Fund	MFS® Lifetime 2055 Fund
MFS® Blended Research Mid Cap Equity Fund	MFS® Lifetime 2060 Fund
MFS® Blended Research Small Cap Equity Fund	MFS® Limited Maturity Fund
MFS® Blended Research Value Equity Fund	MFS® Low Volatility Equity Fund
MFS® California Municipal Bond Fund	MFS® Low Volatility Global Equity Fund
MFS® Commodity Strategy Fund	MFS® Managed Wealth Fund
MFS® Conservative Allocation Fund	MFS® Maryland Municipal Bond Fund
MFS® Corporate Bond Fund	MFS® Massachusetts Municipal Bond Fund
MFS® Core Equity Fund	MFS® Mid Cap Growth Fund
MFS® Diversified Income Fund	MFS® Mid Cap Value Fund
MFS® Emerging Markets Debt Fund	MFS® Mississippi Municipal Bond Fund
MFS® Emerging Markets Debt Local Currency Fund	MFS® Moderate Allocation Fund
MFS® Emerging Markets Equity Fund	MFS® Municipal High Income Fund
MFS® Equity Income Fund	MFS® Municipal Income Fund
MFS® Equity Opportunities Fund	MFS® Municipal Limited Maturity Fund
MFS® Georgia Municipal Bond Fund	MFS® New Discovery Fund
MFS® Global Bond Fund	MFS® New Discovery Value Fund
MFS® Global Equity Fund	MFS® New York Municipal Bond Fund
MFS® Global Growth Fund	MFS® North Carolina Municipal Bond Fund
MFS® Global Multi-Asset Fund	MFS® Pennsylvania Municipal Bond Fund
MFS® Global Real Estate Fund	MFS® Research Fund
MFS® Global Alternative Strategy Fund	MFS® Research International Fund
MFS® Global High Yield Fund	MFS® South Carolina Municipal Bond Fund
MFS® Global New Discovery Fund	MFS® Strategic Income Fund
MFS® Global Total Return Fund	MFS® Technology Fund
MFS® Government Securities Fund	MFS® Tennessee Municipal Bond Fund
MFS® Growth Allocation Fund	MFS® Total Return Fund
MFS® Growth Fund	MFS® Total Return Bond Fund
MFS® High Income Fund	MFS® U.S. Government Cash Reserve Fund
MFS® High Yield Pooled Portfolio	MFS® U.S. Government Money Market Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Utilities Fund
MFS® Institutional International Equity Fund	MFS® Value Fund
MFS® International Diversification Fund	MFS® Virginia Municipal Bond Fund
MFS® International Growth Fund	MFS® West Virginia Municipal Bond Fund

PROXY STATEMENT

JANUARY 30, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Series Trust I, MFS Series Trust II, MFS Series Trust III, MFS Series Trust IV, MFS Series Trust V, MFS Series Trust VI, MFS Series Trust VII, MFS Series Trust VIII, MFS Series Trust IX, MFS Series Trust X, MFS Series Trust XI, MFS Series Trust XII, MFS Series Trust XIII, MFS Series Trust XV, MFS Series Trust XVI, MFS Institutional Trust and MFS Municipal Series Trust, (each, a “Trust” and collectively, the “Trusts”) to be used at the Meeting of Shareholders (the “Meeting”) of each fund that is a series of one of the Trusts (each, a “Fund” and collectively, the “Funds”) to be held at 10:30 a.m. on March 23, 2017 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.”

Shareholders of record at the close of business on January 6, 2017 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount will be entitled to a proportionate fractional vote. The number of shares outstanding for each Fund as of January 6, 2017 are set forth on Schedule A.

With respect to Item 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class.

The mailing address of each Trust and of each Fund is 111 Huntington Avenue, Boston, Massachusetts 02199. The Trustees of the Trusts and employees of Massachusetts Financial Services Company (“MFS”), the Funds’ investment adviser and administrator, may solicit proxies in person or by telephone. The Notice of a Special Meeting of Shareholders, this Proxy Statement and the proxy card are being made available to shareholders of record on January 6, 2017, the record date, beginning on or about January 30, 2017. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of the Funds’ latest annual and semi-annual reports (if any) to shareholders. You may obtain copies of one or more reports without charge by telephoning toll-free (800) 225-2606 or by writing to the Trust at the address appearing above or on the Funds’ website at www.MFS.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 111 Huntington Avenue, Boston, Massachusetts 02199. Directions to the meeting in order to vote in person are available by telephoning (800) 225-2606. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by the Funds.

The Trusts have engaged Computershare Trust Company, N.A. (“Computershare”), the proxy tabulation agent, to provide shareholder meeting services including the distribution of the Notice of Internet Availability of Proxy Materials, this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. A proxy may be revoked prior to its exercise by a signed writing filed with Computershare, c/o Proxy Tabulator, PO Box 43130, Providence, Rhode Island 02940-9915, or by attending the Meeting and voting in person. It is anticipated that the cost of these services will be approximately $7,065,534 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

ITEM 1 –ELECTION OF TRUSTEES

The Board, which oversees each Trust, provides broad supervision over the affairs of each Trust and Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

During the 2016 calendar year the Board was comprised of twelve trustees, ten of whom are Independent Trustees. As of the date hereof, the Board consists of nine trustees, seven of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. In addition, each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” below. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the Trusts’ Independent Senior Officer, who is independent of MFS and advises the Independent Trustees regarding contract review, compliance and business matters. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trusts.

The Funds have retained MFS as the Funds’ investment adviser and administrator. MFS provides each Fund with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Certain employees of MFS serve as the Trusts’ officers, including the Trusts’ principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates. In addition, each Committee of the Board provides oversight of risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trusts’ activities, including each Trusts’ investment portfolio, the compliance of the Trusts with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with MFS’ Chief Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes in (i) and (ii) above. In addition, the Board and the relevant Committees oversee the risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board has fixed the number of Trustees of each Trust at eleven. The Nomination and Compensation Committee of each Board makes recommendations concerning the nominees for Trustees and consists solely of Independent Trustees. Each Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and each Board has nominated such individuals. The Board recommends that you vote in favor of the election of the nominees.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, David H. Gunning, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Clarence Otis, Jr., Maryanne L. Roepke, Robin A. Stelmach, and Laurie J. Thomsen as Trustees of each Trust.

Each nominee has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for a Trust. Under the terms of the Boards’ retirement policy, an independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board). Mr. Gunning will reach the Trusts’ mandatory retirement age in 2017 and is expected to retire effective December 31, 2017. The Board may appoint a Trustee to replace him or choose to decrease the size of the Board at that time. For each Trust, the eleven nominees for election as Trustees who receive the greatest number of shareholder votes will be elected as Trustees of the Trust.

Unless otherwise noted, the following table presents certain information as of January 1, 2017 regarding the nominees, including the current Trustees of each Trust, standing for election, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years	Other Directorships(2)
INTERESTED TRUSTEES
Robert J. Manning(3) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach(3) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)(4)	Nominee	N/A	JC Global Advisors, LLC, President; and First Capital Corporation, Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Clarence Otis, Jr.(4) (age 61)	Nominee	N/A	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; and Federal Reserve Bank of Atlanta, Director (until 2015).

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years	Other Directorships(2)
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

(1)	Date first appointed to serve as Trustee of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.
(4)	Messrs. Caroselli and Otis do not currently serve as Trustee and have been nominated by the Board to stand for election at the Meeting.

Unless otherwise noted, each current Trustee listed above served as a board member of 138 funds within the MFS Family of Funds (the “MFS Funds”) as of date hereof. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trusts or each proposed nominee should serve as a Trustee. The current Trustees joined the Board at different points in time since 2004. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee and each nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of each current Trustee’s and each nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council until December 31, 2015 and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board until December 31, 2014. He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust. Mr. Caroselli currently serves on the boards of several non-profit organizations.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp. He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp. Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He is a Chartered Financial Analyst and currently serves on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

Robert J. Manning

Mr. Manning is Executive Chairman of MFS (the Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 30 years.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation and Verizon Communications, Inc. He is a former director of the Federal Reserve Bank of Atlanta. Mr. Otis currently serves on the boards of several non-profit organizations.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry. She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc. (“American Century”), where she worked for over 30 years. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Robin A. Stelmach

Ms. Stelmach is Vice Chair of MFS (the Funds’ investment adviser). Previously she was Executive Vice President and Chief Operating Officer of MFS and oversaw the company’s Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm. Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers, and the interests of certain persons appears under “Fund Information” below.

Required Vote

For each Trust, approval of this matter as to any nominee will require the affirmative vote of shares representing a plurality of the Trust’s voting power entitled to be cast at the Meeting that are present in person or by proxy. Shareholders of all Funds of each Trust will vote together as a single class on this Item 1.

The Board, including the Independent Trustees, unanimously recommends that the shareholders of the Funds vote to elect each of the nominees as Trustees of each Trust.

Committees

Each Trust’s Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below. See Schedule D for the number of meetings each standing committee held during each Fund’s last fiscal year. (1)

Name of Committee	Functions	Current Members(2), (4)
AUDIT COMMITTEE	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board of Trustees on these matters.	Buller*(3), Kavanaugh*(3), and Roepke*(3)

COMPLIANCE COMMITTEE	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.	Buller*, Kavanaugh* and Roepke*

CONTRACTS REVIEW COMMITTEE	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Buller, Goldfarb, Gunning, Hegarty, Kavanaugh, Roepke, and Thomsen)

NOMINATION AND COMPENSATION COMMITTEE	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.	All Independent Trustees of the Board (Buller, Goldfarb, Gunning, Hegarty, Kavanaugh, Roepke, and Thomsen)

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	All Independent Trustees of the Board (Buller, Goldfarb, Gunning, Hegarty, Kavanaugh, Roepke, and Thomsen)

Name of Committee	Functions	Current Members(2), (4)
PRICING COMMITTEE	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.	Goldfarb*, Hegarty* and Thomsen*

SERVICES CONTRACTS COMMITTEE	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, and administrative services, and makes recommendations to the full Board of Trustees on these matters.	Goldfarb*, Hegarty*, and Thomsen*

(1)	The Funds have different fiscal year ends. See Schedule B for a list of each fund’s fiscal year end.
(2)	Information about each committee member is set forth above. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.
(3)	Audit Committee Financial Expert.
(4)	Nominee Mr. Otis is expected to serve on the Audit Committee and Pricing Committee, and nominee Mr. Caroselli is expected to serve on the Compliance Committee and Services Contracts Committee. Both Messrs. Otis and Caroselli are also expected to serve on the Contracts Review Committee, Nomination and Compensation Committee, and the Portfolio Trading and Marketing Review Committee.
*	Independent Trustees.

The Trustees generally hold at least 8 regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. The Board of Trustees of each Trust held 8 meetings during the calendar year ended December 31, 2016. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trusts currently do not maintain a website on which the charter is available.

Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the

Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

Except as noted in the table below, as of November 30, 2016, the current Trustees, nominees and officers of each Trust represented in this proxy statement as a group owned less than 1% of the outstanding shares of any class of any Fund. Under the terms of the Board’s policy, each Independent Trustee is required to have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

Name of Shareholder	Fund Name and Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Robert J. Manning	MFS U.S. Government Money Market Fund	9,000,000.0000	2.58%
Robert J. Manning	Massachusetts Investors Growth Stock Fund-Class 529A	7,022.2400	1.14%
Robin A. Stelmach	MFS Limited Maturity Fund-Class I	454,491.4730	1.18%

The table below shows the dollar range of equity securities beneficially owned by each current Trustee and nominee on an aggregate basis, in all MFS Funds overseen, or to be overseen, by the current Trustee and nominee as of November 30, 2016. The tables in Schedule E show the dollar range of equity securities beneficially owned by each current Trustee and nominee in each Fund overseen or to be overseen, by the Trustee as of November 30, 2016.

The following dollar ranges apply to the table below:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustees	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Interested Trustee Nominees
Robert J. Manning	D
Robin A. Stelmach	D

Independent Trustee Nominees
Steven E. Buller	D
John A. Caroselli*	N
Maureen R. Goldfarb	D
David H. Gunning	D
Michael Hegarty	D
John P. Kavanaugh	D
Clarence Otis, Jr.*	N
Maryann L. Roepke	D
Laurie J. Thomsen	D

*	Did not serve on the Board as of November 30, 2016 and was not subject to the Board’s policy requiring each Independent Trustee to invest on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Frank Tarantino, Independent Senior Officer (“ISO”) of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The ISO is responsible for reviewing all properly submitted shareholder communications. The ISO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ISO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ISO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ISO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The tables below show (i) the cash compensation paid to the Trustees by each Fund for its most recently completed fiscal year and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2016. Interested Trustees receive no compensation from the Funds for their services as Trustees. The table includes information for Messrs. Robert Butler, William Gutow and Robert Uek, each of whom retired effective December 31, 2016 under the Board’s mandatory retirement policy. This table does not include information for Messrs. Caroselli and Otis because they did not serve as a Trustee of the Board during any Fund’s recently completed fiscal year or during the calendar year 2016.

Compensation with respect to Funds with a fiscal year end of January 31, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Global High Yield Fund	Not Applicable	Not Applicable	$1,544	$1,568	$1,566	$1,686	$1,544	$1,566	$1,546	$1,546	$1,568	$1,582
MFS High Income Fund	Not Applicable	Not Applicable	$2,447	$2,517	$2,510	$2,856	$2,447	$2,510	$2,454	$2,454	$2,517	$2,556
MFS High Yield Pooled Portfolio	Not Applicable	Not Applicable	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
MFS Municipal High Income Fund	Not Applicable	Not Applicable	$4,206	$4,356	$4,343	$5,102	$4,205	$4,343	$4,218	$4,218	$4,356	$4,442
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of February 29, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Diversified Income Fund	Not Applicable	Not Applicable	$4,280	$4,419	$4,419	$5,185	$4,280	$4,419	$4,280	$4,280	$4,419	$4,506
MFS Government Securities Fund	Not Applicable	Not Applicable	$4,145	$4,240	$4,240	$4,766	$4,145	$4,240	$4,145	$4,145	$4,240	$4,300
MFS New Discovery Value Fund	Not Applicable	Not Applicable	$943	$959	$959	$1,050	$943	$959	$943	$943	$959	$969
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of March 31, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Alabama Municipal Bond Fund	Not Applicable	Not Applicable	$277	$279	$279	$291	$276	$279	$277	$277	$279	$280
MFS Arkansas Municipal Bond Fund	Not Applicable	Not Applicable	$469	$478	$476	$517	$469	$476	$470	$470	$477	$481
MFS California Municipal Bond Fund	Not Applicable	Not Applicable	$933	$947	$944	$1,015	$931	$944	$934	$934	$946	$952
MFS Georgia Municipal Bond Fund	Not Applicable	Not Applicable	$278	$280	$280	$294	$277	$280	$278	$278	$280	$282
MFS Maryland Municipal Bond Fund	Not Applicable	Not Applicable	$281	$285	$285	$305	$281	$285	$282	$282	$285	$287
MFS Massachusetts Municipal Bond Fund	Not Applicable	Not Applicable	$923	$934	$932	$987	$922	$932	$924	$924	$933	$938
MFS Mississippi Municipal Bond Fund	Not Applicable	Not Applicable	$281	$285	$285	$305	$281	$285	$282	$282	$285	$287
MFS Municipal Income Fund	Not Applicable	Not Applicable	$4,153	$4,258	$4,239	$4,763	$4,143	$4,239	$4,162	$4,162	$4,248	$4,298
MFS New York Municipal Bond Fund	Not Applicable	Not Applicable	$473	$483	$481	$528	$472	$481	$474	$474	$482	$486
MFS North Carolina Municipal Bond Fund	Not Applicable	Not Applicable	$939	$956	$952	$1,034	$938	$952	$941	$941	$954	$962
MFS Pennsylvania Municipal Bond Fund	Not Applicable	Not Applicable	$462	$468	$467	$495	$462	$467	$463	$463	$467	$470
MFS South Carolina Municipal Bond Fund	Not Applicable	Not Applicable	$470	$479	$477	$519	$469	$477	$471	$471	$478	$482
MFS Tennessee Municipal Bond Fund	Not Applicable	Not Applicable	$460	$465	$464	$489	$460	$464	$461	$461	$465	$467
MFS Virginia Municipal Bond Fund	Not Applicable	Not Applicable	$930	$944	$941	$1,008	$929	$941	$932	$932	$943	$949
MFS West Virginia Municipal Bond Fund	Not Applicable	Not Applicable	$463	$469	$468	$497	$462	$468	$463	$463	$468	$471
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of April 30, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler	Maureen R. Goldfarb	David H. Gunning	William R. Gutow	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek
MFS Corporate Bond Fund	Not Applicable	Not Applicable	$4,301	$4,437	$4,412	$5,093	$4,288	$4,412	$4,313	$4,313	$4,424	$4,489
MFS Lifetime 2020 Fund	Not Applicable	Not Applicable	$955	$972	$969	$1,055	$953	$969	$956	$956	$970	$979
MFS Lifetime 2025 Fund	Not Applicable	Not Applicable	$471	$478	$476	$509	$471	$476	$472	$472	$477	$480
MFS Lifetime 2030 Fund	Not Applicable	Not Applicable	$962	$982	$978	$1,077	$960	$978	$964	$964	$980	$989
MFS Lifetime 2035 Fund	Not Applicable	Not Applicable	$337	$342	$341	$368	$337	$341	$338	$338	$342	$345
MFS Lifetime 2040 Fund	Not Applicable	Not Applicable	$948	$963	$961	$1,036	$947	$961	$950	$950	$962	$969
MFS Lifetime 2045 Fund	Not Applicable	Not Applicable	$171	$175	$174	$190	$171	$174	$172	$172	$174	$176
MFS Lifetime 2050 Fund	Not Applicable	Not Applicable	$335	$340	$339	$363	$335	$339	$336	$336	$340	$342
MFS Lifetime 2055 Fund	Not Applicable	Not Applicable	$122	$123	$123	$126	$122	$123	$123	$123	$123	$123
MFS Lifetime 2060 Fund[1]	Not Applicable	Not Applicable	$33	$33	$33	$33	$33	$33	$33	$33	$33	$33
MFS Lifetime Income Fund	Not Applicable	Not Applicable	$1,147	$1,173	$1,169	$1,298	$1,145	$1,169	$1,150	$1,150	$1,171	$1,183
MFS Limited Maturity Fund	Not Applicable	Not Applicable	$3,116	$3,186	$3,173	$3,525	$3,109	$3,173	$3,122	$3,122	$3,180	$3,213
MFS Municipal Limited Maturity Fund	Not Applicable	Not Applicable	$3,127	$3,201	$3,188	$3,560	$3,120	$3,188	$3,133	$3,133	$3,194	$3,230
MFS Total Return Bond Fund	Not Applicable	Not Applicable	$4,541	$4,759	$4,718	$5,809	$4,520	$4,718	$4,561	$4,561	$4,738	$4,842
Retirement Benefits Accrued as Part of Fund Expense[1]	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

[1]	Estimated amounts for the fiscal year ended April 30, 2017.
*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of May 31, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Absolute Return Fund	Not Applicable	Not Applicable	$946	$957	$955	$1,005	$945	$955	$947	$947	$955	$960
MFS Aggressive Growth Allocation Fund	Not Applicable	Not Applicable	$3,407	$3,489	$3,474	$3,878	$3,400	$3,474	$3,414	$3,414	$3,482	$3,520
MFS Blended Research Growth Equity Fund[1]	Not Applicable	Not Applicable	$131	$131	$131	$132	$131	$131	$131	$131	$131	$131
MFS Blended Research Mid Cap Equity Fund[1]	Not Applicable	Not Applicable	$192	$194	$194	$208	$192	$194	$192	$192	$194	$196
MFS Blended Research Small Cap Equity Fund[1]	Not Applicable	Not Applicable	$131	$131	$131	$132	$131	$131	$131	$131	$131	$131
MFS Blended Research Value Equity Fund[1]	Not Applicable	Not Applicable	$131	$131	$131	$132	$131	$131	$131	$131	$131	$131

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Conservative Allocation Fund	Not Applicable	Not Applicable	$4,386	$4,532	$4,505	$5,236	$4,372	$4,505	$4,399	$4,399	$4,518	$4,588
MFS Emerging Markets Equity Fund	Not Applicable	Not Applicable	$1,648	$1,684	$1,677	$1,857	$1,645	$1,677	$1,651	$1,651	$1,681	$1,698
MFS Growth Allocation Fund	Not Applicable	Not Applicable	$9,174	$9,425	$9,380	$10,636	$9,151	$9,380	$9,197	$9,197	$9,403	$9,523
MFS International Diversification Fund	Not Applicable	Not Applicable	$4,592	$4,810	$4,771	$5,859	$4,572	$4,771	$4,612	$4,612	$4,790	$4,894
MFS International Growth Fund	Not Applicable	Not Applicable	$4,525	$4,719	$4,684	$5,657	$4,507	$4,684	$4,543	$4,543	$4,702	$4,795
MFS International Value Fund	Not Applicable	Not Applicable	$17,528	$18,750	$18,526	$24,630	$17,415	$18,526	$17,641	$17,641	$18,639	$19,220
MFS Managed Wealth Fund	Not Applicable	Not Applicable	$192	$195	$195	$208	$192	$195	$193	$193	$195	$196
MFS Moderate Allocation Fund	Not Applicable	Not Applicable	$9,331	$9,636	$9,581	$11,106	$9,303	$9,581	$9,359	$9,359	$9,608	$9,754
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

[1]	Estimated amounts for the fiscal year ended May 31, 2017.
*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of June 30, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler	Maureen R. Goldfarb	David H. Gunning	William R. Gutow	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek
MFS Global Multi-Asset Fund	Not Applicable	Not Applicable	$127	$129	$128	$134	$127	$128	$127	$128	$127	$129
MFS Institutional International Equity Fund	Not Applicable	Not Applicable	$9,626	$9,991	$9,925	$11,751	$9,592	$9,925	$9,659	$9,659	$9,958	$10,132
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of July 31, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Emerging Markets Debt Fund	Not Applicable	Not Applicable	$6,311	$6,515	$6,442	$7,461	$6,256	$6,442	$6,312	$6,330	$6,461	$6,558
MFS Equity Income Fun	Not Applicable	Not Applicable	$428	$435	$433	$468	$426	$433	$428	$429	$433	$437
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of August 31, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Blended Research Emerging Markets Equity Fund[1]	Not Applicable	Not Applicable	$131	$132	$132	$133	$131	$132	$131	$131	$132	$132
MFS Blended Research Global Equity Fund[1]	Not Applicable	Not Applicable	$131	$132	$132	$133	$131	$132	$131	$131	$132	$132
MFS Blended Research International Equity Fund[1]	Not Applicable	Not Applicable	$131	$132	$132	$133	$131	$132	$131	$131	$132	$132
MFS Core Equity Fund	Not Applicable	Not Applicable	$2,623	$2,687	$2,662	$2,981	$2,604	$2,662	$2,622	$2,629	$2,668	$2,699
MFS Global New Discovery Fund	Not Applicable	Not Applicable	$129	$131	$130	$136	$129	$130	$129	$130	$130	$131
MFS Global Real Estate Fund	Not Applicable	Not Applicable	$1,014	$1,037	$1,029	$1,144	$1,008	$1,029	$1,014	$1,016	$1,031	$1,042
MFS Low Volatility Equity Fund	Not Applicable	Not Applicable	$131	$133	$132	$141	$131	$132	$131	$131	$132	$133
MFS Low Volatility Global Equity Fund	Not Applicable	Not Applicable	$133	$136	$135	$147	$133	$135	$133	$134	$135	$136
MFS Mid Cap Growth Fund	Not Applicable	Not Applicable	$3,539	$3,628	$3,595	$4,041	$3,514	$3,595	$3,538	$3,547	$3,603	$3,646
MFS New Discovery Fund	Not Applicable	Not Applicable	$2,897	$2,956	$2,935	$3,227	$2,882	$2,935	$2,898	$2,902	$2,941	$2,968
MFS Research International Fund	Not Applicable	Not Applicable	$9,681	$10,006	$9,890	$11,511	$9,595	$9,890	$9,684	$9,712	$9,920	$10,074
MFS Technology Fund	Not Applicable	Not Applicable	$1,013	$1,035	$1,026	$1,138	$1,006	$1,026	$1,012	$1,015	$1,028	$1,039
MFS U.S. Government Cash Reserve Fund	Not Applicable	Not Applicable	$992	$1,007	$1,002	$1,080	$987	$1,002	$992	$993	$1,003	$1,010
MFS U.S. Government Money Market Fund	Not Applicable	Not Applicable	$995	$1,013	$1,007	$1,092	$991	$1,007	$996	$997	$1,008	$1,016
MFS Value Fund	Not Applicable	Not Applicable	$19,722	$21,449	$20,813	$29,464	$19,237	$20,813	$19,711	$19,876	$20,966	$21,796
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

[1]	Estimated amounts for the fiscal year ended August 31, 2017.
*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of September 30, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Blended Research Core Equity Fund	Not Applicable	Not Applicable	$1,751	$1,796	$1,780	$2,009	$1,738	$1,780	$1,750	$1,754	$1,783	$1,806
MFS International New Discovery Fund	Not Applicable	Not Applicable	$4,825	$5,053	$4,971	$6,101	$4,765	$4,971	$4,828	$4,847	$4,993	$5,099
MFS Mid Cap Value Fund	Not Applicable	Not Applicable	$4,803	$5,019	$4,940	$6,034	$4,741	$4,940	$4,798	$4,820	$4,958	$5,065
MFS Research Fund	Not Applicable	Not Applicable	$4,844	$5,077	$4,991	$6,151	$4,780	$4,991	$4,845	$4,866	$5,013	$5,123

Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Total Return Fund	Not Applicable	Not Applicable	$9,860	$10,202	$10,078	$11,790	$9,766	$10,078	$9,859	$9,891	$10,108	$10,272
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of October 31, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Commodity Strategy Fund	Not Applicable	Not Applicable	$1,499	$1,523	$1,513	$1,632	$1,491	$1,513	$1,499	$1,501	$1,515	$1,527
MFS Emerging Markets Debt Local Currency Fund	Not Applicable	Not Applicable	$889	$903	$897	$965	$885	$897	$889	$890	$898	$905
MFS Equity Opportunities Fund	Not Applicable	Not Applicable	$984	$1,004	$996	$1,096	$978	$996	$984	$986	$998	$1,007
MFS Global Alternative Strategy Fund	Not Applicable	Not Applicable	$1,446	$1,477	$1,464	$1,617	$1,436	$1,464	$1,446	$1,449	$1,468	$1,481
MFS Global Equity Fund	Not Applicable	Not Applicable	$3,947	$4,041	$4,003	$4,470	$3,918	$4,003	$3,946	$3,956	$4,012	$4,056
MFS Global Growth Fund	Not Applicable	Not Applicable	$875	$884	$880	$926	$872	$880	$875	$876	$881	$885
MFS Global Total Return Fund	Not Applicable	Not Applicable	$2,397	$2,468	$2,439	$2,792	$2,375	$2,439	$2,396	$2,404	$2,446	$2,479
MFS Inflation-Adjusted Bond Fund	Not Applicable	Not Applicable	$2,341	$2,394	$2,372	$2,635	$2,325	$2,372	$2,341	$2,347	$2,378	$2,402
MFS Strategic Income Fund	Not Applicable	Not Applicable	$886	$899	$894	$957	$882	$894	$886	$887	$895	$901
MFS Utilities Fund	Not Applicable	Not Applicable	$4,793	$4,987	$4,907	$5,867	$4,733	$4,907	$4,793	$4,813	$4,927	$5,016
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of November 30, 2016:

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
Massachusetts Investors Growth Stock Fund	Not Applicable	Not Applicable	$9,895	$10,212	$10,095	$11,669	$9,808	$10,095	$9,897	$9,925	$10,125	$10,274
MFS Global Bond Fund	Not Applicable	Not Applicable	$1,729	$1,761	$1,749	$1,908	$1,720	$1,749	$1,729	$1,732	$1,752	$1,767
MFS Growth Fund	Not Applicable	Not Applicable	$11,465	$12,041	$11,832	$14,707	$11,308	$11,832	$11,466	$11,518	$11,885	$12,159
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Compensation with respect to Funds with a fiscal year end of December 31, 2016:

Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
Massachusetts Investors Trust	Not Applicable	Not Applicable	$9,973	$10,270	$10,129	$11,583	$9,864	$10,129	$9,979	$10,005	$10,161	$10,294
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

Total cash compensation received by each Trustee from the MFS fund complex for calendar year 2016 is as follows:

	Name and Position
	Interested Trustees		Independent Trustees
	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
Total Trustee Compensation Paid by Fund Complex[1]	Not Applicable	Not Applicable	$356,238	$367,238	$362,238	$417,238	$352,238	$362,238	$356,238	$357,238	$363,238	$368,488

[1]	For the calendar year ended December 31, 2016 for 134 funds that paid Trustee compensation.
*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Investment Adviser, Principal Underwriter and Administrator

Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. (“MFD”), a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for each Fund are listed in Schedule B.

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Fund.

The Funds do not expect representatives of Ernst & Young LLP or Deloitte & Touche LLP to be present at the Meetings, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule C attached hereto includes tables that set forth for each Fund (in order of fiscal year end), for each Fund’s two most recent fiscal years, the fees billed by each Fund’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Service Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)	Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees – fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees”, “Audit- Related Fees” and “Tax Fees.”

Schedule C attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm, for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund’s Service Affiliates. During the periods indicated in the tables attached hereto as Schedule C, no services described above under “Audit- Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision by a Fund’s Independent Registered Public Accounting Firm of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Fund’s principal auditor.

Executive Officers

The following table provides information as of January 1, 2017 about the current executive officers of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
OFFICERS
Christopher R. Bohane(3) (Age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark(3) (Age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President

Thomas H. Connors(3) (Age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Ethan D. Corey(3) (Age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(3) (Age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President

Brian E. Langenfeld(3) (Age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira(3) (Age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Philips(3) (Age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, and Treasurer (until 2012)

Mark N. Polebaum(3) (Age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

Matthew A. Stowe(3) (Age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (Age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel(3) (Age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (Age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until July 2015)

James O. Yost(3) (Age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as officer of an MFS fund. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(2)	Officers do not serve as directors or trustees of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Each Fund’s officers held comparable positions with the 138 funds in the MFS Family of Funds, and with certain affiliates of MFS as of date hereof. The address of each officer is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Interests of Certain Persons

Schedule F attached hereto sets forth, as of November 30, 2016, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of such Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, David H. Gunning, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Clarence Otis, Jr., Maryanne L. Roepke, Robin A. Stelmach, and Laurie J. Thomsen as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. Shares representing a majority of a Trust’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on January 6, 2017, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Fund will reimburse the record holders of its shares for their expenses incurred in providing proxy material to and obtaining voting instructions from beneficial owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Fund’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the proxy materials.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. Please refer to your proxy card or Notice of Internet Availability of Proxy Materials for instructions on voting by telephone or Internet. To record your vote via automated telephone service, call the toll-free number listed on your proxy card or follow the instructions found on the Notice of Internet Availability of Proxy Materials. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to Computershare by the Trust, then a representative can record your instructions over the phone. To use the Internet, please access the Internet address listed on your proxy card and/or Notice of Internet Availability of Proxy Materials and follow the instructions on the website. As the meeting date approaches, you may receive a call from a representative of the Trust, Computershare or its affiliates if the Trust has not yet received your vote. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of proxy materials, which includes a proxy card and/or voting instructions. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Submission of Proposals

Each of the Funds is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund’s proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

Additional Information

Because all shareholders of Funds that are series of the same Trust will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meeting of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

Each Fund that owns shares of another Fund (other than the MFS High Yield Pooled Portfolio and the MFS Commodity Strategy Fund) (the “underlying fund”) will vote shares in the same proportion as those underlying fund shareholders unaffiliated with the Funds. Each Fund that owns shares of the MFS High Yield Pooled Portfolio and the MFS Commodity Strategy Fund will vote such shares in the same proportion as the shareholders of the other Funds that are series of MFS Series Trust III and MFS Series Trust XV, respectively.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of simultaneous Meetings and moves for an adjournment of that Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

The expense of the preparation of this Proxy Statement and related materials, including printing and delivery costs, the solicitation of proxies, and the tabulation costs, will be borne on a proportional basis by the Funds.

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call 800-225-2606. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials and want future mailings to be combined with those of other members of your household, please contact MFS in writing at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, or by telephone at 800-225-2606, or contact your financial service firm.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY

January 30, 2017

Massachusetts Investors Growth Stock Fund	MFS® International New Discovery Fund
Massachusetts Investors Trust	MFS® International Value Fund
MFS® Absolute Return Fund	MFS® Lifetime Income Fund
MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2020 Fund
MFS® Alabama Municipal Bond Fund	MFS® Lifetime 2025Fund
MFS® Arkansas Municipal Bond Fund	MFS® Lifetime 2030 Fund
MFS® Blended Research Core Equity Fund	MFS® Lifetime 2035 Fund
MFS® Blended Research Emerging Markets Equity Fund	MFS® Lifetime 2040 Fund
MFS® Blended Research Global Equity Fund	MFS® Lifetime 2045 Fund
MFS® Blended Research Growth Equity Fund	MFS® Lifetime 2050 Fund
MFS® Blended Research International Equity Fund	MFS® Lifetime 2055 Fund
MFS® Blended Research Mid Cap Equity Fund	MFS® Lifetime 2060 Fund
MFS® Blended Research Small Cap Equity Fund	MFS® Limited Maturity Fund
MFS® Blended Research Value Equity Fund	MFS® Low Volatility Equity Fund
MFS® California Municipal Bond Fund	MFS® Low Volatility Global Equity Fund
MFS® Commodity Strategy Fund	MFS® Managed Wealth Fund
MFS® Conservative Allocation Fund	MFS® Maryland Municipal Bond Fund
MFS® Corporate Bond Fund	MFS® Massachusetts Municipal Bond Fund
MFS® Core Equity Fund	MFS® Mid Cap Growth Fund
MFS® Diversified Income Fund	MFS® Mid Cap Value Fund
MFS® Emerging Markets Debt Fund	MFS® Mississippi Municipal Bond Fund
MFS® Emerging Markets Debt Local Currency Fund	MFS® Moderate Allocation Fund
MFS® Emerging Markets Equity Fund	MFS® Municipal High Income Fund
MFS® Equity Income Fund	MFS® Municipal Income Fund
MFS® Equity Opportunities Fund	MFS® Municipal Limited Maturity Fund
MFS® Georgia Municipal Bond Fund	MFS® New Discovery Fund
MFS® Global Bond Fund	MFS® New Discovery Value Fund
MFS® Global Equity Fund	MFS® New York Municipal Bond Fund
MFS® Global Growth Fund	MFS® North Carolina Municipal Bond Fund
MFS® Global Multi-Asset Fund	MFS® Pennsylvania Municipal Bond Fund
MFS® Global Real Estate Fund	MFS® Research Fund
MFS® Global Alternative Strategy Fund	MFS® Research International Fund
MFS® Global High Yield Fund	MFS® South Carolina Municipal Bond Fund
MFS® Global New Discovery Fund	MFS® Strategic Income Fund
MFS® Global Total Return Fund	MFS® Technology Fund
MFS® Government Securities Fund	MFS® Tennessee Municipal Bond Fund
MFS® Growth Allocation Fund	MFS® Total Return Fund
MFS® Growth Fund	MFS® Total Return Bond Fund
MFS® High Income Fund	MFS® U.S. Government Cash Reserve Fund
MFS® High Yield Pooled Portfolio	MFS® U.S. Government Money Market Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Utilities Fund
MFS® Institutional International Equity Fund	MFS® Value Fund
MFS® International Diversification Fund	MFS® Virginia Municipal Bond Fund
MFS® International Growth Fund	MFS® West Virginia Municipal Bond Fund

Exhibit 1

MFS Funds Board

Nomination and Compensation Committee Charter (Adopted as of July 20, 2004)

Revised December 14, 2010 (Appendix B)

The Board of Trustees (the “Board”) of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a “Trust” and, collectively, the “Trusts”), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the “Committee”) of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a “Fund” and, collectively, the “Funds”). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected, and considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members (“Independent Trustees”) who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Organization and Governance

The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

Nomination

1.	To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2.	To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees,(ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

3.	To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) overall diversity of the Board’s composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4.	To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1.	To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2.	In formulating the Committee’s recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1.	To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Appendix A to Exhibit 1

Trusts Covered by the Charter

(As of January 1, 2013)

MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Series Trust XII
MFS Series Trust XIII
MFS Series Trust XIV
MFS Series Trust XV
MFS Series Trust XVI
MFS Municipal Series Trust
MFS Institutional Trust
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS California Municipal Fund
MFS Charter Income Trust
MFS Government Markets Income Trust
MFS High Income Municipal Trust
MFS High Yield Municipal Trust
MFS InterMarket Income Trust I
MFS Intermediate High Income Fund
MFS Intermediate Income Trust
MFS Investment Grade Municipal Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Special Value Trust
MFS Variable Insurance Trust
MFS Variable Insurance Trust II
MFS Variable Insurance Trust III

Appendix B to Exhibit 1

Procedures for Shareholders to Submit Nominee Candidates

(As of December 14, 2010)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee’s consideration:

1.	The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2.	The shareholder recommendation must include, with respect to each applicable Trust:

(i)	a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii)	the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv)	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee will require that the recommendation conform to any requirements in the applicable Trust’s by-laws, and may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

Schedule A

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
Massachusetts Investors Growth Stock Fund	140,928,037.093	2,983,552.466	11,428,606.069	29,733,617.199	N/A*	N/A*	1,490,386.202
Massachusetts Investors Trust	116,540,984.914	2,788,643.849	11,036,374.157	55,932,591.789	N/A*	N/A*	296,123.139
MFS Absolute Return Fund	286,185.770	48,065.487	143,646.917	69,558.118	N/A*	N/A*	5,408.979
MFS Aggressive Growth Allocation Fund	37,314,263.273	3,390,021.982	14,099,994.042	4,827,430.886	N/A*	N/A*	926,811.193
MFS Alabama Municipal Bond Fund	5,524,764.567	46,922.577	N/A*	280,256.610	N/A*	N/A*	N/A*
MFS Arkansas Municipal Bond Fund	15,286,447.896	621,592.560	N/A*	681,812.530	N/A*	N/A*	N/A*
MFS Blended Research Core Equity Fund	12,203,369.627	913,018.832	3,409,041.309	15,125,537.286	N/A*	N/A*	609,846.247
MFS Blended Research Emerging Markets Equity Fund	114,951.452	11,108.901	19,373.308	59,307.952	N/A*	N/A*	5,051.886
MFS Blended Research Global Equity Fund	24,705.081	5,062.496	10,180.520	100,786.603	N/A*	N/A*	5,062.496

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
Massachusetts Investors Growth Stock Fund	8,281,912.377	18,912,213.904	30,786,577.378	25,158,905.115	659,620.789	28,762.137	244,521.382
Massachusetts Investors Trust	5,716,521.176	11,314,263.039	1,938,844.655	4,219,841.284	321,941.063	18,316.292	110,956.819
MFS Absolute Return Fund	5,403.199	5,538.043	5,440.540	21,085,600.346	N/A*	N/A*	N/A*
MFS Aggressive Growth Allocation Fund	3,787,120.797	7,012,698.336	3,284,986.617	N/A*	5,992,036.974	280,895.755	1,725,727.198
MFS Alabama Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Arkansas Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Blended Research Core Equity Fund	1,592,281.786	4,553,849.840	1,771,805.066	8,328,981.343	N/A*	N/A*	N/A*
MFS Blended Research Emerging Markets Equity Fund	5,070.686	5,086.625	5,102.598	863,966.182	N/A*	N/A*	N/A*
MFS Blended Research Global Equity Fund	5,093.706	5,109.397	5,125.114	266,543.475	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Blended Research Growth Equity Fund	66,769.272	14,838.714	6,396.329	47,713.547	N/A*	N/A*	5,003.006
MFS Blended Research International Equity Fund	23,923.577	5,967.228	5,115.082	79,195.204	N/A*	N/A*	5,047.412
MFS Blended Research Mid Cap Equity Fund	7,104.569	5,005.252	5,005.252	5,022.950	N/A*	N/A*	5,005.252
MFS Blended Research Small Cap Equity Fund	268,438.997	20,040.499	18,923.519	62,360.341	N/A*	N/A*	5,158.546
MFS Blended Research Value Equity Fund	77,849.285	10,328.111	39,143.082	38,302.236	N/A*	N/A*	5,033.209
MFS California Municipal Bond Fund	43,219,420.805	480,784.888	5,849,588.730	3,223,116.974	N/A*	N/A*	N/A*
MFS Commodity Strategy Fund	8,206.250	N/A*	N/A*	8,245.534	N/A*	N/A*	N/A*
MFS Conservative Allocation Fund	92,954,287.695	9,708,529.381	47,480,705.075	15,761,900.331	N/A*	N/A*	1,074,391.402
MFS Corporate Bond Fund	124,264,046.403	4,764,012.487	18,606,234.762	86,677,897.141	N/A*	N/A*	497,576.846

Schedule A-1

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Blended Research Growth Equity Fund	5,010.395	5,020.971	5,036.400	10,123,465.560	N/A*	N/A*	N/A*
MFS Blended Research International Equity Fund	5,057.094	5,058.891	5,089.238	17,023,344.008	N/A*	N/A*	N/A*
MFS Blended Research Mid Cap Equity Fund	5,014.115	5,018.506	5,022.950	16,638,089.064	N/A*	N/A*	N/A*
MFS Blended Research Small Cap Equity Fund	5,026.457	5,033.421	5,048.051	3,626,378.624	15,290.674	4,689.540	4,716.594
MFS Blended Research Value Equity Fund	5,052.971	5,068.034	5,083.156	9,190,446.594	N/A*	N/A*	N/A*
MFS California Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Commodity Strategy Fund	N/A*	N/A*	N/A*	94,900,728.619	N/A*	N/A*	N/A*
MFS Conservative Allocation Fund	6,495,386.459	10,315,346.826	8,515,051.476	N/A*	6,658,186.638	439,805.812	3,022,365.136
MFS Corporate Bond Fund	3,997,547.133	4,602,963.036	11,453,961.663	3,869,054.539	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Core Equity Fund	34,871,372.420	1,176,702.869	3,750,188.907	3,418,675.259	N/A*	N/A*	124,892.357
MFS Diversified Income Fund	130,279,204.004	N/A*	85,904,522.768	87,483,506.609	N/A*	N/A*	99,734.175
MFS Emerging Markets Debt Fund	34,690,180.567	2,041,525.426	13,747,986.947	272,254,304.654	N/A*	N/A*	62,578.182
MFS Emerging Markets Debt Local Currency Fund	394,327.307	29,734.889	72,150.715	201,118.288	N/A*	N/A*	8,181.631
MFS Emerging Markets Equity Fund	3,994,642.943	225,233.135	835,739.950	857,369.633	N/A*	N/A*	16,980.649
MFS Equity Income Fund	9,099,924.491	295,639.385	1,503,451.970	1,259,086.468	N/A*	N/A*	5,443.827
MFS Equity Opportunities Fund	6,857,757.035	465,242.555	3,531,525.850	3,832,201.359	N/A*	N/A*	8,370.483
MFS Georgia Municipal Bond Fund	5,600,632.750	110,912.149	N/A*	538,319.904	N/A*	N/A*	N/A*
MFS Global Bond Fund	1,375,550.413	124,772.467	251,791.003	416,439.854	N/A*	N/A*	8,194.432

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Core Equity Fund	581,750.512	2,705,449.305	726,255.195	10,590,830.127	N/A*	N/A*	N/A*
MFS Diversified Income Fund	344,337.067	1,575,583.642	492,570.166	1,220,727.367	N/A*	N/A*	N/A*
MFS Emerging Markets Debt Fund	1,681,441.229	3,355,129.247	4,502,391.166	54,654,373.120	N/A*	N/A*	N/A*
MFS Emerging Markets Debt Local Currency Fund	7,892.203	43,807.823	7,946.375	46,015,634.948	N/A*	N/A*	N/A*
MFS Emerging Markets Equity Fund	170,323.997	60,406.553	160,510.628	24,693,843.741	N/A*	N/A*	N/A*
MFS Equity Income Fund	6,266.858	8,641.204	4,053.507	105,615.137	N/A*	N/A*	N/A*
MFS Equity Opportunities Fund	57,020.153	54,334.866	222,468.452	346,299.798	N/A*	N/A*	N/A*
MFS Georgia Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Global Bond Fund	8,131.274	9,673.818	6,044.087	72,445,586.665	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Global Equity Fund	18,311,173.057	764,110.125	4,857,032.378	23,805,307.024	N/A*	N/A*	86,802.605
MFS Global Growth Fund	5,247,362.067	159,959.770	450,441.586	746,815.908	N/A*	N/A*	27,360.573
MFS Global Multi-Asset Fund	567,701.388	73,495.677	160,057.891	1,509,586.546	N/A*	N/A*	7,763.596
MFS Global Real Estate Fund	1,508,109.665	126,217.265	346,877.812	3,650,901.731	N/A*	N/A*	8,197.995
MFS Global Alternative Strategy Fund	10,136,962.495	768,002.433	3,977,774.654	27,767,166.754	N/A*	N/A*	34,608.395
MFS Global High Yield Fund	37,769,462.163	2,436,554.183	10,723,079.535	14,786,001.024	N/A*	N/A*	16,527.386
MFS Global New Discovery Fund	679,195.051	78,066.329	318,888.006	399,303.156	N/A*	N/A*	4,026.023
MFS Global Total Return Fund	48,208,037.786	3,184,888.156	21,246,046.279	31,453,405.783	N/A*	N/A*	172,066.179
MFS Government Securities Fund	70,612,152.808	1,943,822.525	4,481,034.161	5,079,869.470	N/A*	N/A*	326,897.615

Schedule A-2

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Global Equity Fund	1,366,191.778	2,767,919.535	3,235,979.345	15,986,731.817	N/A*	N/A*	N/A*
MFS Global Growth Fund	86,160.840	121,574.256	16,147.752	239,405.166	N/A*	N/A*	N/A*
MFS Global Multi-Asset Fund	6,451.027	146,444.974	5,792.865	73,910.442	N/A*	N/A*	N/A*
MFS Global Real Estate Fund	33,644.051	22,479.284	94,777.265	30,521,764.822	N/A*	N/A*	N/A*
MFS Global Alternative Strategy Fund	140,751.721	94,924.741	26,988.297	582,983.330	N/A*	N/A*	N/A*
MFS Global High Yield Fund	33,789.990	1,446,453.308	1,120,484.974	687,685.115	N/A*	N/A*	N/A*
MFS Global New Discovery Fund	6,072.351	5,290.239	3,352.875	145,925.725	N/A*	N/A*	N/A*
MFS Global Total Return Fund	1,356,789.033	1,071,514.781	243,298.827	12,510,929.695	N/A*	N/A*	N/A*
MFS Government Securities Fund	11,649,202.713	9,846,153.367	6,753,607.721	105,024,616.025	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Growth Allocation Fund	149,722,676.667	13,217,038.702	53,216,943.602	6,373,234.710	N/A*	N/A*	1,986,226.823
MFS Growth Fund	60,247,812.722	2,136,100.953	9,820,534.752	56,937,789.943	N/A*	N/A*	212,406.939
MFS High Income Fund	150,878,881.429	6,351,127.929	19,256,553.934	34,935,077.629	N/A*	N/A*	329,934.383
MFS Inflation-Adjusted Bond Fund	4,761,888.692	971,765.836	1,141,768.658	1,645,994.083	N/A*	N/A*	31,158.732
MFS International Diversification Fund	145,626,969.071	2,051,151.805	28,609,580.423	126,196,977.062	N/A*	N/A*	499,076.234
MFS International Growth Fund	18,089,417.765	305,129.361	1,506,983.430	40,682,856.699	N/A*	N/A*	88,347.405
MFS International New Discovery Fund	44,186,881.939	569,174.965	5,731,813.139	59,025,128.428	N/A*	N/A*	125,612.781
MFS International Value Fund	160,853,172.705	1,468,300.500	21,802,371.924	314,944,426.709	N/A*	N/A*	377,813.786
MFS Lifetime Income Fund	10,001,020.540	1,376,783.579	12,574,775.205	2,446,089.306	N/A*	N/A*	359,785.073

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Growth Allocation Fund	10,175,557.074	12,883,121.494	12,203,042.811	N/A*	10,617,178.392	653,259.096	3,878,608.447
MFS Growth Fund	2,529,270.856	7,602,928.373	9,619,276.987	34,513,282.138	N/A*	N/A*	N/A*
MFS High Income Fund	4,524,976.751	1,966,250.789	115,318.470	232,494,515.649	1,260,133.620	103,770.587	394,814.487
MFS Inflation-Adjusted Bond Fund	140,140.324	216,586.735	64,907.537	109,170,280.553	N/A*	N/A*	N/A*
MFS International Diversification Fund	4,122,795.595	16,551,852.452	42,943,081.306	N/A*	N/A*	N/A*	N/A*
MFS International Growth Fund	783,060.677	952,809.909	4,311,042.504	82,411,544.515	N/A*	N/A*	N/A*
MFS International New Discovery Fund	1,877,495.701	5,435,742.951	10,817,285.330	41,234,583.381	221,911.704	11,329.797	71,628.006
MFS International Value Fund	11,242,881.831	34,974,873.479	31,037,279.787	105,921,812.859	N/A*	N/A*	N/A*
MFS Lifetime Income Fund	2,539,940.748	3,805,847.312	10,555,430.471	96,497.646	7,100,759.910	498,881.863	3,202,853.959

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Lifetime 2020 Fund	3,933,005.033	463,950.174	1,419,967.342	116,341.737	N/A*	N/A*	298,126.574
MFS Lifetime 2025 Fund	1,136,773.966	112,297.038	257,547.540	10,324.265	N/A*	N/A*	20,441.514
MFS Lifetime 2030 Fund	3,722,516.050	619,492.793	1,150,324.221	109,161.405	N/A*	N/A*	374,394.361
MFS Lifetime 2035 Fund	710,999.627	101,617.176	151,500.516	8,261.503	N/A*	N/A*	39,611.253
MFS Lifetime 2040 Fund	2,280,819.815	331,705.911	750,392.342	77,097.666	N/A*	N/A*	300,633.400
MFS Lifetime 2045 Fund	434,780.982	52,807.513	115,028.582	8,618.467	N/A*	N/A*	18,741.562
MFS Lifetime 2050 Fund	639,273.104	58,763.870	145,497.174	22,260.206	N/A*	N/A*	26,365.823
MFS Lifetime 2055 Fund	219,123.267	25,832.882	98,405.293	5,503.869	N/A*	N/A*	28,358.294
MFS Lifetime 2060 Fund	5,053.378	5,050.615	5,050.615	5,054.284	N/A*	N/A*	5,050.615

Schedule A-3

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Lifetime 2020 Fund	5,910,681.466	5,244,224.209	14,790,151.402	364,450.123	N/A*	N/A*	N/A*
MFS Lifetime 2025 Fund	1,622,142.919	2,756,227.684	10,405,724.125	440,685.765	N/A*	N/A*	N/A*
MFS Lifetime 2030 Fund	7,170,401.986	6,983,736.592	15,785,665.199	777,927.060	N/A*	N/A*	N/A*
MFS Lifetime 2035 Fund	1,046,859.675	2,292,363.683	8,386,326.249	370,189.913	N/A*	N/A*	N/A*
MFS Lifetime 2040 Fund	5,109,769.877	3,860,394.691	13,637,831.707	714,821.209	N/A*	N/A*	N/A*
MFS Lifetime 2045 Fund	646,829.662	1,456,648.527	5,791,162.359	164,826.668	N/A*	N/A*	N/A*
MFS Lifetime 2050 Fund	1,817,077.320	1,394,956.902	5,211,141.638	148,137.066	N/A*	N/A*	N/A*
MFS Lifetime 2055 Fund	349,320.118	568,848.803	1,330,785.812	94,003.801	N/A*	N/A*	N/A*
MFS Lifetime 2060 Fund	5,052.420	5,053.378	5,054.284	50,543.143	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Limited Maturity Fund	83,347,858.827	1,028,079.300	17,833,390.810	39,687,902.354	N/A*	N/A*	59,042.733
MFS Low Volatility Equity Fund	2,616,898.623	144,375.723	824,298.563	1,091,449.509	N/A*	N/A*	4,555.600
MFS Low Volatility Global Equity Fund	644,380.053	24,918.121	146,107.915	2,047,793.556	N/A*	N/A*	4,703.949
MFS Managed Wealth Fund	638,930.089	7,079.669	355,823.799	4,578,277.422	N/A*	N/A*	5,186.669
MFS Maryland Municipal Bond Fund	7,863,019.703	163,559.863	N/A*	198,526.421	N/A*	N/A*	N/A*
MFS Massachusetts Municipal Bond Fund	19,322,034.742	251,459.387	N/A*	1,441,044.589	N/A*	N/A*	N/A*
MFS Mid Cap Growth Fund	32,755,978.773	1,349,404.343	4,555,421.851	11,137,903.054	N/A*	N/A*	162,227.809
MFS Mid Cap Value Fund	51,298,289.644	1,036,661.159	7,949,469.578	43,178,482.092	N/A*	N/A*	619,792.289
MFS Mississippi Municipal Bond Fund	8,884,508.976	132,372.874	N/A*	329,744.743	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Limited Maturity Fund	591,427.276	446,987.779	1,150,473.709	86,837,565.968	13,178,023.219	565,838.020	6,902,385.855
MFS Low Volatility Equity Fund	4,211.529	4,223.084	4,238.221	112,545.344	N/A*	N/A*	N/A*
MFS Low Volatility Global Equity Fund	6,202.101	4,741.808	4,763.497	4,058,213.613	N/A*	N/A*	N/A*
MFS Managed Wealth Fund	5,169.173	5,165.923	5,178.249	N/A*	N/A*	N/A*	N/A*
MFS Maryland Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Massachusetts Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Mid Cap Growth Fund	420,027.414	1,450,748.582	979,473.226	87,144,283.611	289,160.371	15,172.317	147,059.635
MFS Mid Cap Value Fund	7,170,745.876	18,476,897.924	25,525,066.398	117,829,694.962	283,607.782	13,241.934	97,257.172
MFS Mississippi Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Moderate Allocation Fund	189,102,021.080	18,536,841.980	77,032,129.037	9,579,076.316	N/A*	N/A*	2,036,420.310
MFS Municipal High Income Fund	221,825,118.277	3,315,044.655	35,625,478.622	197,453,565.068	N/A*	N/A*	N/A*
MFS Municipal Income Fund	150,915,702.756	2,894,698.753	21,596,847.912	70,640,740.827	59,753,230.539	21,455.995	N/A*
MFS Municipal Limited Maturity Fund	88,523,319.924	201,746.884	16,695,811.889	98,268,036.863	N/A*	N/A*	N/A*
MFS New Discovery Fund	15,980,544.497	990,116.484	3,940,344.398	4,535,057.610	N/A*	N/A*	244,173.201
MFS New Discovery Value Fund	11,606,926.184	349,544.712	4,150,408.964	11,711,041.206	N/A*	N/A*	19,917.120
MFS New York Municipal Bond Fund	11,462,301.153	499,324.914	2,372,685.493	4,712,227.471	N/A*	N/A*	N/A*
MFS North Carolina Municipal Bond Fund	23,095,034.366	302,386.185	5,051,125.550	3,039,999.159	N/A*	N/A*	N/A*
MFS Pennsylvania Municipal Bond Fund	10,334,335.983	497,295.815	N/A*	1,229,236.263	N/A*	N/A*	N/A*

Schedule A-4

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Moderate Allocation Fund	12,284,983.498	20,805,608.489	15,356,825.497	N/A*	12,249,361.034	933,310.442	4,771,170.182
MFS Municipal High Income Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Municipal Income Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Municipal Limited Maturity Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS New Discovery Fund	1,436,419.212	2,211,753.730	3,108,326.268	11,706,140.099	226,558.649	14,867.846	70,393.366
MFS New Discovery Value Fund	78,962.884	701,435.411	106,560.573	19,949,643.102	N/A*	N/A*	N/A*
MFS New York Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS North Carolina Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Pennsylvania Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Research Fund	62,112,796.555	677,976.740	3,907,393.689	24,111,359.025	N/A*	N/A*	125,638.678
MFS Research International Fund	56,648,354.203	455,905.159	3,769,945.142	137,214,822.893	N/A*	N/A*	143,670.266
MFS South Carolina Municipal Bond Fund	14,314,562.629	334,038.791	N/A*	998,884.535	N/A*	N/A*	N/A*
MFS Strategic Income Fund	31,875,151.549	3,519,012.253	5,741,532.595	5,701,305.401	N/A*	N/A*	N/A*
MFS Technology Fund	11,734,517.965	1,083,043.882	3,162,920.464	3,266,672.326	N/A*	N/A*	117,510.637
MFS Tennessee Municipal Bond Fund	9,662,480.598	130,568.252	N/A*	970,977.097	N/A*	N/A*	N/A*
MFS Total Return Fund	260,855,981.707	11,057,682.290	60,437,563.246	23,459,964.003	N/A*	N/A*	744,851.808
MFS Total Return Bond Fund	170,034,340.690	2,510,015.744	13,775,273.455	96,698,322.147	N/A*	N/A*	270,835.959
MFS U.S. Government Cash Reserve Fund	132,147,085.387	23,564,448.018	48,670,758.775	N/A*	N/A*	N/A*	11,810,888.835

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Research Fund	730,665.582	1,321,146.240	1,321,885.115	35,205,625.456	N/A*	N/A*	N/A*
MFS Research International Fund	9,691,109.205	6,910,192.842	7,250,205.155	185,753,378.636	591,766.150	27,345.350	230,659.749
MFS South Carolina Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Strategic Income Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Technology Fund	671,883.589	959,161.334	338,172.005	1,953,560.038	N/A*	N/A*	N/A*
MFS Tennessee Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS Total Return Fund	11,306,895.856	16,559,416.253	16,341,163.306	11,325,518.684	1,204,688.240	89,018.138	593,154.411
MFS Total Return Bond Fund	4,637,748.092	8,534,414.747	12,125,836.868	130,441,322.844	688,317.682	28,737.010	352,799.992
MFS U.S. Government Cash Reserve Fund	51,119,575.339	34,030,990.290	3,129,208.684	N/A*	13,157,676.163	372,714.835	6,997,984.270

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1	Class R1
MFS Utilities Fund	126,601,421.743	9,943,850.051	38,824,834.058	27,008,975.070	N/A*	N/A*	511,114.583
MFS Value Fund	237,657,396.881	4,135,245.356	42,746,474.598	500,177,275.709	N/A*	N/A*	805,930.202
MFS Virginia Municipal Bond Fund	21,797,367.889	105,669.739	2,379,262.214	2,492,782.075	N/A*	N/A*	N/A*
MFS West Virginia Municipal Bond Fund	10,163,361.368	82,029.226	N/A*	451,948.475	N/A*	N/A*	N/A*

Schedule A-5

Shares Outstanding
Fund Name	Class R2	Class R3	Class R4	Class R6	Class 529A	Class 529B	Class 529C
MFS Utilities Fund	4,787,611.520	6,102,700.578	4,671,473.575	4,398,248.955	N/A*	N/A*	N/A*
MFS Value Fund	16,856,461.092	53,564,290.988	86,259,788.400	187,692,608.442	565,264.906	23,127.560	158,874.320
MFS Virginia Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*
MFS West Virginia Municipal Bond Fund	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*	N/A*

Shares Outstanding
Fund Name
MFS High Yield Pooled Portfolio	153,346,783.648
MFS Institutional International Equity Fund	383,093,798.404
MFS U.S. Government Money Market Fund	362,431,510.699

Schedule A-6

Schedule B

Fund Name	Independent Registered Public Accounting Firm	Fiscal Year End
Massachusetts Investors Growth Stock Fund	Ernst & Young LLP (“E&Y”)	November 30
Massachusetts Investors Trust	Deloitte & Touch LLP (“D&T”)	December 31
MFS Absolute Return Fund	D&T	May 31
MFS Aggressive Growth Allocation Fund	E&Y	May 31
MFS Alabama Municipal Bond Fund	D&T	March 31
MFS Arkansas Municipal Bond Fund	D&T	March 31
MFS Blended Research Core Equity Fund	D&T	September 30
MFS Blended Research Emerging Markets Equity Fund	E&Y	August 31
MFS Blended Research Global Equity Fund	E&Y	August 31
MFS Blended Research Growth Equity Fund	D&T	May 31
MFS Blended Research International Equity Fund	E&Y	August 31
MFS Blended Research Mid Cap Equity Fund	D&T	May 31
MFS Blended Research Small Cap Equity Fund	D&T	May 31
MFS Blended Research Value Equity Fund	D&T	May 31
MFS California Municipal Bond Fund	D&T	March 31
MFS Commodity Strategy Fund	D&T	October 31
MFS Conservative Allocation Fund	E&Y	May 31
MFS Corporate Bond Fund	D&T	April 30
MFS Core Equity Fund	E&Y	August 31
MFS Diversified Income Fund	E&Y	February 28
MFS Emerging Markets Debt Fund	E&Y	July 31
MFS Emerging Markets Debt Local Currency Fund	E&Y	October 31
MFS Emerging Markets Equity Fund	E&Y	May 31
MFS Equity Income Fund	E&Y	July 31
MFS Equity Opportunities Fund	E&Y	October 31
MFS Georgia Municipal Bond Fund	D&T	March 31
MFS Global Bond Fund	E&Y	November 30
MFS Global Equity Fund	E&Y	October 31
MFS Global Growth Fund	D&T	October 31
MFS Global Multi-Asset Fund	E&Y	June 30
MFS Global Real Estate Fund	E&Y	August 31
MFS Global Alternative Strategy Fund	D&T	October 31
MFS Global High Yield Fund	D&T	January 31
MFS Global New Discovery Fund	E&Y	August 31
MFS Global Total Return Fund	E&Y	October 31
MFS Government Securities Fund	D&T	February 28
MFS Growth Allocation Fund	E&Y	May 31
MFS Growth Fund	D&T	November 30
MFS High Income Fund	D&T	January 31
MFS High Yield Pooled Portfolio	D&T	January 31
MFS Inflation-Adjusted Bond Fund	D&T	October 31
MFS Institutional International Equity Fund	D&T	June 30
MFS International Diversification Fund	D&T	May 31
MFS International Growth Fund	E&Y	May 31
MFS International New Discovery Fund	E&Y	September 30
MFS International Value Fund	E&Y	May 31
MFS Lifetime Income Fund	E&Y	April 30
MFS Lifetime 2020 Fund	E&Y	April 30
MFS Lifetime 2025 Fund	E&Y	April 30
MFS Lifetime 2030 Fund	E&Y	April 30

Schedule B-1

Fund Name	Independent Registered Public Accounting Firm	Fiscal Year End
MFS Lifetime 2035 Fund	E&Y	April 30
MFS Lifetime 2040 Fund	E&Y	April 30
MFS Lifetime 2045 Fund	E&Y	April 30
MFS Lifetime 2050 Fund	E&Y	April 30
MFS Lifetime 2055 Fund	E&Y	April 30
MFS Lifetime 2060 Fund	E&Y	April 30
MFS Limited Maturity Fund	D&T	April 30
MFS Low Volatility Equity Fund	E&Y	August 31
MFS Low Volatility Global Equity Fund	D&T	August 31
MFS Managed Wealth Fund	E&Y	May 31
MFS Maryland Municipal Bond Fund	D&T	March 31
MFS Massachusetts Municipal Bond Fund	D&T	March 31
MFS Mid Cap Growth Fund	D&T	August 31
MFS Mid Cap Value Fund	E&Y	September 30
MFS Mississippi Municipal Bond Fund	D&T	March 31
MFS Moderate Allocation Fund	E&Y	May 31
MFS Municipal High Income Fund	E&Y	January 31
MFS Municipal Income Fund	D&T	March 31
MFS Municipal Limited Maturity Fund	D&T	April 30
MFS New Discovery Fund	E&Y	August 31
MFS New Discovery Value Fund	E&Y	February 28
MFS New York Municipal Income Fund	D&T	March 31
MFS North Carolina Municipal Income Fund	D&T	March 31
MFS Pennsylvania Municipal Bond Fund	D&T	March 31
MFS Research Fund	D&T	September 30
MFS Research International Fund	E&Y	August 31
MFS South Carolina Municipal Bond Fund	D&T	March 31
MFS Strategic Income Fund	E&Y	October 31
MFS Technology Fund	E&Y	August 31
MFS Tennessee Municipal Bond Fund	D&T	March 31
MFS Total Return Fund	D&T	September 30
MFS Total Return Bond Fund	D&T	April 30
MFS U.S. Government Cash Reserve Fund	D&T	August 31
MFS U.S. Government Money Market Fund	D&T	August 31
MFS Utilities Fund	E&Y	October 31
MFS Value Fund	E&Y	August 31
MFS Virginia Municipal Bond Fund	D&T	March 31
MFS West Virginia Municipal Bond Fund	D&T	March 31

Schedule B-2

Schedule C

Independent Registered Public Accounting Firm Fees

Fees billed by Ernst & Young LLP and Deloitte & Touche LLP in each of the last two fiscal years for services rendered to the funds are shown below. Schedule B identifies the independent registered public accounting firm for each fund.

December 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Stand-Alone Funds:
Massachusetts Investors Trust	47,464	0	6,727	1,345

December 31, 2014	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Stand-Alone Funds:
Massachusetts Investors Trust	46,684	0	6,615	1,527

November 30, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust II:
MFS Growth Fund	52,098	0	6,727	2,060
MFS Series Trust X
MFS Global Bond Fund	52,510	0	9,936	1,034
Stand-Alone Funds:
Massachusetts Investors Growth Stock Fund	51,390	0	9,793	1,365

November 30, 2014	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust II:
MFS Growth Fund	51,241	0	6,615	3,345
MFS Series Trust X
MFS Global Bond Fund[3]	51,645	0	9,545	0
Stand-Alone Funds:
Massachusetts Investors Growth Stock Fund	50,545	0	9,621	0

October 31, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust VI:
MFS Global Equity Fund	48,653	0	9,409	1,856
MFS Global Total Return Fund	56,755	0	10,697	1,606
MFS Utilities Fund	44,503	0	8,678	3,184
MFS Series Trust VIII:
MFS Global Growth Fund	57,567	0	6,092	0
MFS Strategic Income Fund	53,494	0	10,018	1,105
MFS Series Trust IX:
MFS Inflation-Adjusted Bond Fund	33,975	0	4,004	0
MFS Series Trust X
MFS Emerging Markets Debt Local Currency Fund	55,597	0	9,711	7,337
MFS Series Trust XII:
MFS Equity Opportunities Fund	36,654	0	7,772	1,194
MFS Series Trust XV:
MFS Commodity Strategy Fund	60,474	0	11,619	0
MFS Global Alternative Strategy Fund	64,097	0	11,432	0

Schedule C-1

October 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust VI:
MFS Global Equity Fund	48,653	0	9,295	1,112
MFS Global Total Return Fund	56,755	0	10,583	1,078
MFS Utilities Fund	44,503	0	8,564	1,306
MFS Series Trust VIII:
MFS Global Growth Fund	57,567	0	6,092	422
MFS Strategic Income Fund	53,494	0	9,984	1,016
MFS Series Trust IX:
MFS Inflation-Adjusted Bond Fund	33,975	0	4,004	611
MFS Series Trust X
MFS Emerging Markets Debt Local Currency Fund	55,597	0	9,677	5,944
MFS Series Trust XII:
MFS Equity Opportunities Fund	36,654	0	8,052	1,026
MFS Series Trust XV:
MFS Commodity Strategy Fund	60,474	0	11,619	20,008
MFS Global Alternative Strategy Fund	64,097	0	11,432	16,526

September 30, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust V:
MFS International New Discovery Fund	47,323	0	9,073	2,968
MFS Research Fund	42,958	0	6,601	0
MFS Total Return Fund	67,711	0	9,135	0
MFS Series Trust XI:
MFS Blended Research Core Equity Fund	43,426	0	7,806	0
MFS Mid Cap Value Fund	28,046	0	5,563	2,449

September 30, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust V:
MFS International New Discovery Fund	47,323	0	9,003	1,265
MFS Research Fund	42,958	0	6,601	2,002
MFS Total Return Fund	67,711	0	9,135	2,510
MFS Series Trust XI:
MFS Blended Research Core Equity Fund	43,426	0	7,806	1,087
MFS Mid Cap Value Fund	28,046	0	5,493	1,179

August 31, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust I:
MFS Core Equity Fund	44,492	0	8,634	1,517
MFS Low Volatility Equity Fund	38,525	0	8,246	1,008
MFS Low Volatility Global Equity Fund	44,531	0	6,575	0
MFS New Discovery Fund	44,503	0	8,634	1,560
MFS Research International Fund	47,430	0	9,073	3,849
MFS Technology Fund	44,492	0	8,634	1,155
MFS U.S. Government Cash Reserve Fund	31,401	0	3,182	0
MFS Value Fund	44,618	0	8,634	14,899
MFS Series Trust IV:
MFS Blended Research Emerging Markets Equity Fund[1]	25,800	0	9,613	2,001
MFS Blended Research Global Equity Fund[1]	24,800	0	9,613	2,001
MFS Blended Research International Equity Fund[1]	25,800	0	9,613	2,003
MFS Global New Discovery Fund	44,145	0	8,591	1,010
MFS Mid Cap Growth Fund	44,416	0	6,601	0
MFS U.S. Government Money Market Fund	31,171	0	3,752	0

Schedule C-2

August 31, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust XIII
MFS Global Real Estate Fund	51,148	0	9,987	1,183

August 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust I:
MFS Core Equity Fund	44,492	0	8,564	1,068
MFS Low Volatility Equity Fund	29,212	0	8,212	1,001
MFS Low Volatility Global Equity Fund	44,531	0	6,575	1,002
MFS New Discovery Fund	44,503	0	8,564	1,078
MFS Research International Fund	47,430	0	9,003	1,387
MFS Technology Fund	44,492	0	8,564	1,019
MFS U.S. Government Cash Reserve Fund	31,401	0	3,182	1,080
MFS Value Fund	44,618	0	8,564	2,823
MFS Series Trust IV:
MFS Blended Research Emerging Markets Equity Fund*	N/A	N/A	N/A	N/A
MFS Blended Research Global Equity Fund*	N/A	N/A	N/A	N/A
MFS Blended Research International Equity Fund*	N/A	N/A	N/A	N/A
MFS Global New Discovery Fund	44,145	0	8,521	1,001
MFS Mid Cap Growth Fund	44,416	0	6,601	1,358
MFS U.S. Government Money Market Fund	31,171	0	3,752	1,085
MFS Series Trust XIII
MFS Global Real Estate Fund[2]	48,148	0	9,917	1,024

July 31, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust VII
MFS Equity Income Fund	38,255	0	8,502	1,038
MFS Series Trust X:
MFS Emerging Markets Debt Fund	57,722	0	10,303	2,785

July 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust VII
MFS Equity Income Fund	38,255	0	8,451	568
MFS Series Trust X:
MFS Emerging Markets Debt Fund	57,722	0	10,269	568

June 30, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Institutional Trust
MFS Institutional International Equity Fund	40,923	0	6,727	0
MFS Series Trust XVI
MFS Global Multi-Asset Fund	51,223	0	10,285	4,706

June 30, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Institutional Trust
MFS Institutional International Equity Fund	40,923	0	6,727	2,558
MFS Series Trust XVI
MFS Global Multi-Asset Fund	51,223	0	10,234	3,147

Schedule C-3

May 31, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust X:
MFS Absolute Return Fund	72,061	0	11,453	0
MFS Aggressive Growth Allocation Fund	27,811	0	5,095	2,207
MFS Blended Research Growth Equity Fund[1]	35,200	0	8,500	0
MFS Blended Research Mid Cap Equity Fund*	N/A	N/A	N/A	N/A
MFS Blended Research Small Cap Equity Fund[1]	35,200	0	8,500	0
MFS Blended Research Value Equity Fund[1]	35,200	0	8,500	0
MFS Conservative Allocation Fund	27,811	0	5,095	2,698
MFS Emerging Markets Equity Fund	50,960	0	9,826	1,853
MFS Growth Allocation Fund	27,811	0	5,095	3,543
MFS International Diversification Fund	28,999	0	7,172	0
MFS International Growth Fund	51,068	0	9,826	3,087
MFS International Value Fund	51,068	0	9,826	10,741
MFS Managed Wealth Fund	24,800	0	7,763	8,056
MFS Moderate Allocation Fund	27,811	0	5,095	3,970

May 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust X:
MFS Absolute Return Fund	72,061	0	11,453	13,200
MFS Aggressive Growth Allocation Fund	27,811	0	5,095	0
MFS Blended Research Growth Equity Fund*	N/A	N/A	N/A	N/A
MFS Blended Research Mid Cap Equity Fund*	N/A	N/A	N/A	N/A
MFS Blended Research Small Cap Equity Fund*	N/A	N/A	N/A	N/A
MFS Blended Research Value Equity Fund*	N/A	N/A	N/A	N/A
MFS Conservative Allocation Fund	27,811	0	5,095	0
MFS Emerging Markets Equity Fund	50,960	0	9,775	0
MFS Growth Allocation Fund	27,811	0	5,095	0
MFS International Diversification Fund	28,999	0	7,172	1,953
MFS International Growth Fund	51,068	0	9,775	0
MFS International Value Fund	51,068	0	9,775	0
MFS Managed Wealth Fund	16,800	0	7,500	0
MFS Moderate Allocation Fund	27,811	0	5,095	0

April 30, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust IX:
MFS Corporate Bond Fund	61,981	0	6,885	0
MFS Limited Maturity Fund	53,800	0	6,789	0
MFS Municipal Limited Maturity Fund	44,430	0	6,221	0
MFS Total Return Bond Fund	65,179	0	6,789	0
MFS Series Trust XII:
MFS Lifetime Income Fund	30,799	0	5,095	1,202
MFS Lifetime 2020 Fund	27,799	0	5,095	1,134
MFS Lifetime 2025 Fund	27,172	0	4,992	1,049
MFS Lifetime 2030 Fund	27,799	0	5,095	1,151
MFS Lifetime 2035 Fund	27,172	0	4,992	1,040
MFS Lifetime 2040 Fund	27,799	0	5,095	1,116
MFS Lifetime 2045 Fund	27,172	0	4,992	1,024
MFS Lifetime 2050 Fund	27,272	0	5,072	1,035
MFS Lifetime 2055 Fund	27,172	0	4,992	1,004
MFS Lifetime 2060 Fund*	N/A	N/A	N/A	N/A

Schedule C-4

April 30, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust IX:
MFS Corporate Bond Fund	61,981	0	6,885	1,590
MFS Limited Maturity Fund	53,800	0	6,789	1,353
MFS Municipal Limited Maturity Fund	44,430	0	6,221	1,349
MFS Total Return Bond Fund	65,179	0	6,789	1,922
MFS Series Trust XII:
MFS Lifetime Income Fund	27,799	0	5,095	0
MFS Lifetime 2020 Fund	27,799	0	5,095	0
MFS Lifetime 2025 Fund	27,172	0	4,992	0
MFS Lifetime 2030 Fund	27,799	0	5,095	0
MFS Lifetime 2035 Fund	27,172	0	4,992	0
MFS Lifetime 2040 Fund	27,799	0	5,095	0
MFS Lifetime 2045 Fund	27,172	0	4,992	0
MFS Lifetime 2050 Fund	27,272	0	5,072	0
MFS Lifetime 2055 Fund	27,172	0	4,992	0
MFS Lifetime 2060 Fund*	N/A	N/A	N/A	N/A

March 31, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund	44,220	0	5,779	0
MFS Arkansas Municipal Bond Fund	44,220	0	5,779	0
MFS California Municipal Bond Fund	44,220	0	5,779	0
MFS Georgia Municipal Bond Fund	44,220	0	5,779	0
MFS Maryland Municipal Bond Fund	44,220	0	5,779	0
MFS Massachusetts Municipal Bond Fund	44,220	0	5,779	0
MFS Mississippi Municipal Bond Fund	44,220	0	5,779	0
MFS Municipal Income Fund	50,241	0	5,840	0
MFS New York Municipal Bond Fund	44,220	0	5,779	0
MFS North Carolina Municipal Bond Fund	44,220	0	5,779	0
MFS Pennsylvania Municipal Bond Fund	44,220	0	5,779	0
MFS South Carolina Municipal Bond Fund	44,220	0	5,779	0
MFS Tennessee Municipal Bond Fund	44,220	0	5,779	0
MFS Virginia Municipal Bond Fund	44,220	0	5,779	0
MFS West Virginia Municipal Bond Fund	44,220	0	5,779	0

March 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund	44,077	0	5,779	1,012
MFS Arkansas Municipal Bond Fund	44,077	0	5,779	1,040
MFS California Municipal Bond Fund	44,077	0	5,779	1,061
MFS Georgia Municipal Bond Fund	44,077	0	5,779	1,014
MFS Maryland Municipal Bond Fund	44,077	0	5,779	1,021
MFS Massachusetts Municipal Bond Fund	44,077	0	5,779	1,053
MFS Mississippi Municipal Bond Fund	44,077	0	5,779	1,020
MFS Municipal Income Fund	50,241	0	5,840	1,465
MFS New York Municipal Bond Fund	44,077	0	5,779	1,042
MFS North Carolina Municipal Bond Fund	44,077	0	5,779	1,076
MFS Pennsylvania Municipal Bond Fund	44,077	0	5,779	1,026
MFS South Carolina Municipal Bond Fund	44,077	0	5,779	1,039
MFS Tennessee Municipal Bond Fund	44,077	0	5,779	1,024
MFS Virginia Municipal Bond Fund	44,077	0	5,779	1,064
MFS West Virginia Municipal Bond Fund	44,077	0	5,779	1,027

Schedule C-5

February 29, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust XIII:
MFS Diversified Income Fund	54,646	0	8,052	2,169
MFS Government Securities Fund	51,539	0	6,789	0
MFS New Discovery Value Fund	43,100	0	8,102	1,139

February 28, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust XIII:
MFS Diversified Income Fund	54,646	0	8,035	0
MFS Government Securities Fund	51,539	0	6,789	1,470
MFS New Discovery Value Fund	43,100	0	8,084	0

January 31, 2016	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust III:
MFS High Income Fund	68,273	0	8,376	0
MFS Global High Yield Fund	72,879	0	6,474	0
MFS High Yield Pooled Portfolio	31,410	0	8,136	0
MFS Municipal High Income Fund	50,763	0	9,249	2,182

January 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust III:
MFS High Income Fund	68,273	0	8,376	1,373
MFS Global High Yield Fund	72,879	0	6,474	1,150
MFS High Yield Pooled Portfolio	31,410	0	8,136	1,313
MFS Municipal High Income Fund	50,763	0	9,249	0

*	Non-applicable – The fund commenced investment operations after the reporting period.
[1]	The fund commenced investment operations on September 15, 2015. Fees reported for the 2015 fiscal year include fees billed during the period of September 15, 2015 through the fund’s fiscal year end.
[2]

Effective March 1, 2015, the fiscal year end of the fund changed from February 28th to August 31st. Fees reported for the fund for the fiscal year end August 31, 2015 only include fees billed during the period of March 1, 2015 through August 31, 2015. For the period from March 1, 2014 to February 28, 2015, the fees billed included $45,148 for audit services and $9,900 for tax services and did not include any fees for audit-related or other services.

[3]

Effective November 30, 2014, the fiscal year end of the fund changed from May 31st to November 30th. Fees reported for the fund for the fiscal year end November 30, 2014 only include fees billed during the period of June 1, 2014 through November 30, 2014. For the period from June 1, 2013 to May 31, 2014, the fees billed included $51,645 for audit services and $9,998 for tax services and did not include any fees for audit-related or other services.

Fees billed by Ernst & Young LLP and Deloitte & Touche LLP in each of the last two fiscal years for services provided to each fund’s Service Affiliates that relate directly to such fund’s operations and financial reporting are shown below. Schedule B identifies the independent registered public accounting firm for each fund. Service Affiliates include each fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the fund.

December 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
Stand-Alone Funds:
Service Affiliates of Massachusetts Investors Trust	186,019	0	5,000

December 31, 2014	Audit-Related Fees#	Tax Fees#	All Other Fees#
Stand-Alone Funds:
Service Affiliates of Massachusetts Investors Trust	1,686,271	0	0

November 30, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust II:
Service Affiliates of MFS Growth Fund	186,019	0	5,000

Schedule C-6

November 30, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust X
Service Affiliates of MFS Global Bond Fund	1,120,675	0	99,446
Stand-Alone Funds:
Service Affiliates of Massachusetts Investors Growth Stock Fund	1,120,675	0	99,446

November 30, 2014	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust II:
Service Affiliates of MFS Growth Fund	1,945,771	0	0
MFS Series Trust X
Service Affiliates of MFS Global Bond Fund[3]	0	0	0
Stand-Alone Funds:
Service Affiliates of Massachusetts Investors Growth Stock Fund	0	0	0

October 31, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust VI:
Service Affiliates of MFS Global Equity Fund	1,612,499	0	116,023
Service Affiliates of MFS Global Total Return Fund	1,612,499	0	116,023
Service Affiliates of MFS Utilities Fund	1,612,499	0	116,023
MFS Series Trust VIII:
Service Affiliates of MFS Global Growth Fund	0	0	5,000
Service Affiliates of MFS Strategic Income Fund	1,612,499	0	116,023
MFS Series Trust IX:
Service Affiliates of MFS Inflation-Adjusted Bond Fund	0	0	5,000
MFS Series Trust X
Service Affiliates of MFS Emerging Markets Debt Local Currency Fund	1,612,499	0	116,023
MFS Series Trust XII:
Service Affiliates of MFS Equity Opportunities Fund	1,612,499	0	116,023
MFS Series Trust XV:
Service Affiliates of MFS Commodity Strategy Fund	0	0	5,000
Service Affiliates of MFS Global Alternative Strategy Fund	0	0	5,000

October 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust VI:
Service Affiliates of MFS Global Equity Fund	920,675	0	99,446
Service Affiliates of MFS Global Total Return Fund	920,675	0	99,446
Service Affiliates of MFS Utilities Fund	920,675	0	99,446
MFS Series Trust VIII:
Service Affiliates of MFS Global Growth Fund	628,289	0	5,000
Service Affiliates of MFS Strategic Income Fund	920,675	0	99,446
MFS Series Trust IX:
Service Affiliates of MFS Inflation-Adjusted Bond Fund	628,289	0	5,000
MFS Series Trust X
Service Affiliates of MFS Emerging Markets Debt Local Currency Fund	920,675	0	99,446
MFS Series Trust XII:
Service Affiliates of MFS Equity Opportunities Fund	920,675	0	99,446
MFS Series Trust XV:
Service Affiliates of MFS Commodity Strategy Fund	628,289	0	5,000
Service Affiliates of MFS Global Alternative Strategy Fund	628,289	0	5,000

Schedule C-7

September 30, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust V:
Service Affiliates of MFS International New Discovery Fund	1,612,499	0	132,596
Service Affiliates of MFS Research Fund	0	0	5,000
Service Affiliates of MFS Total Return Fund	0	0	5,000
MFS Series Trust XI:
Service Affiliates of MFS Blended Research Core Equity Fund	0	0	5,000
Service Affiliates of MFS Mid Cap Value Fund	1,612,499	0	132,596

September 30, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust V:
Service Affiliates of MFS International New Discovery Fund	920,675	0	49,723
Service Affiliates of MFS Research Fund	968,289	0	5,000
Service Affiliates of MFS Total Return Fund	968,289	0	5,000
MFS Series Trust XI:
Service Affiliates of MFS Blended Research Core Equity Fund	968,289	0	5,000
Service Affiliates of MFS Mid Cap Value Fund	920,675	0	49,723

August 31, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust I:
Service Affiliates of MFS Core Equity Fund	1,612,499	0	99,446
Service Affiliates of MFS Low Volatility Equity Fund	1,612,499	0	99,446
Service Affiliates of MFS Low Volatility Global Equity Fund	0	0	5,000
Service Affiliates of MFS New Discovery Fund	1,612,499	0	99,446
Service Affiliates of MFS Research International Fund	1,612,499	0	99,446
Service Affiliates of MFS Technology Fund	1,612,499	0	99,446
Service Affiliates of MFS U.S. Government Cash Reserve Fund	0	0	5,000
Service Affiliates of MFS Value Fund	1,612,499	0	99,446
MFS Series Trust IV:
Service Affiliates of MFS Blended Research Emerging Markets Equity Fund	1,612,499	0	99,446
Service Affiliates of MFS Blended Research Global Equity Fund	1,612,499	0	99,446
Service Affiliates of MFS Blended Research International Equity Fund	1,612,499	0	99,446
Service Affiliates of MFS Global New Discovery Fund	1,612,499	0	99,446
Service Affiliates of MFS Mid Cap Growth Fund	0	0	5,000
Service Affiliates of MFS U.S. Government Money Market Fund	0	0	5,000
MFS Series Trust XIII
Service Affiliates of MFS Global Real Estate Fund	1,612,499	0	99,446

August 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust I:
Service Affiliates of MFS Core Equity Fund	920,675	0	49,723
Service Affiliates of MFS Low Volatility Equity Fund	920,675	0	49,723
Service Affiliates of MFS Low Volatility Global Equity Fund	968,289	0	5,000
Service Affiliates of MFS New Discovery Fund	920,675	0	49,723
Service Affiliates of MFS Research International Fund	920,675	0	49,723
Service Affiliates of MFS Technology Fund	920,675	0	49,723
Service Affiliates of MFS U.S. Government Cash Reserve Fund	968,289	0	5,000
Service Affiliates of MFS Value Fund	920,675	0	49,723

Schedule C-8

August 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust IV:
Service Affiliates of MFS Blended Research Emerging Markets Equity Fund[1]	920,675	0	49,723
Service Affiliates of MFS Blended Research Global Equity Fund[1]	920,675	0	49,723
Service Affiliates of MFS Blended Research International Equity Fund[1]	920,675	0	49,723
Service Affiliates of MFS Global New Discovery Fund	920,675	0	49,723
Service Affiliates of MFS Mid Cap Growth Fund	968,289	0	5,000
Service Affiliates of MFS U.S. Government Money Market Fund	968,289	0	5,000
MFS Series Trust XIII
Service Affiliates of MFS Global Real Estate Fund[2]	920,675	0	49,723

July 31, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust VII
Service Affiliates of MFS Equity Income Fund	1,800,337	0	149,169
MFS Series Trust X:
Service Affiliates of MFS Emerging Markets Debt Fund	1,800,337	0	149,169

July 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust VII
Service Affiliates of MFS Equity Income Fund	597,838	0	0
MFS Series Trust X:
Service Affiliates of MFS Emerging Markets Debt Fund	597,838	0	0

June 30, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Institutional Trust
Service Affiliates of MFS Institutional International Equity Fund	0	0	5,000
MFS Series Trust XVI
Service Affiliates of MFS Global Multi-Asset Fund	1,800,337	0	149,169

June 30, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Institutional Trust
Service Affiliates of MFS Institutional International Equity Fund	1,017,120	0	5,000
MFS Series Trust XVI
Service Affiliates of MFS Global Multi-Asset Fund	597,838	0	0

May 31, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust X:
Service Affiliates of MFS Absolute Return Fund	0	0	5,000
Service Affiliates of MFS Aggressive Growth Allocation Fund	1,983,175	0	149,169
Service Affiliates of MFS Blended Research Growth Equity Fund[1]	0	0	5,000
Service Affiliates of MFS Blended Research Mid Cap Equity Fund*	N/A	N/A	N/A
Service Affiliates of MFS Blended Research Small Cap Equity Fund[1]	0	0	5,000
Service Affiliates of MFS Blended Research Value Equity Fund[1]	0	0	5,000
Service Affiliates of MFS Conservative Allocation Fund	1,983,175	0	149,169
Service Affiliates of MFS Emerging Markets Equity Fund	1,983,175	0	149,169
Service Affiliates of MFS Growth Allocation Fund	1,983,175	0	149,169
Service Affiliates of MFS International Diversification Fund	0	0	5,000
Service Affiliates of MFS International Growth Fund	1,983,175	0	149,169
Service Affiliates of MFS International Value Fund	1,983,175	0	149,169
Service Affiliates of MFS Managed Wealth Fund	1,983,175	0	149,169
Service Affiliates of MFS Moderate Allocation Fund	1,983,175	0	149,169

Schedule C-9

May 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust X:
Service Affiliates of MFS Absolute Return Fund	1,282,120	0	5,000
Service Affiliates of MFS Aggressive Growth Allocation Fund	137,500	0	0
Service Affiliates of MFS Blended Research Growth Equity Fund[1]	1,282,120	0	5,000
Service Affiliates of MFS Blended Research Mid Cap Equity Fund*	N/A	N/A	N/A
Service Affiliates of MFS Blended Research Small Cap Equity Fund[1]	1,282,120	0	5,000
Service Affiliates of MFS Blended Research Value Equity Fund[1]	1,282,120	0	5,000
Service Affiliates of MFS Conservative Allocation Fund	137,500	0	0
Service Affiliates of MFS Emerging Markets Equity Fund	137,500	0	0
Service Affiliates of MFS Growth Allocation Fund	137,500	0	0
Service Affiliates of MFS International Diversification Fund	1,282,120	0	5,000
Service Affiliates of MFS International Growth Fund	137,500	0	0
Service Affiliates of MFS International Value Fund	137,500	0	0
Service Affiliates of MFS Managed Wealth Fund	137,500	0	0
Service Affiliates of MFS Moderate Allocation Fund	137,500	0	0

April 30, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust IX:
Service Affiliates of MFS Corporate Bond Fund	0	0	0
Service Affiliates of MFS Limited Maturity Fund	0	0	0
Service Affiliates of MFS Municipal Limited Maturity Fund	0	0	0
Service Affiliates of MFS Total Return Bond Fund	0	0	0
MFS Series Trust XII:
Service Affiliates of MFS Lifetime Income Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2020 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2025 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2030 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2035 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2040 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2045 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2050 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2055 Fund	1,786,175	0	149,169
Service Affiliates of MFS Lifetime 2060 Fund*	N/A	N/A	N/A

April 30, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust IX:
Service Affiliates of MFS Corporate Bond Fund	1,294,130	0	5,000
Service Affiliates of MFS Limited Maturity Fund	1,294,130	0	5,000
Service Affiliates of MFS Municipal Limited Maturity Fund	1,294,130	0	5,000
Service Affiliates of MFS Total Return Bond Fund	1,294,130	0	5,000
MFS Series Trust XII:
Service Affiliates of MFS Lifetime Income Fund	0	0	0
Service Affiliates of MFS Lifetime 2020 Fund	0	0	0
Service Affiliates of MFS Lifetime 2025 Fund	0	0	0
Service Affiliates of MFS Lifetime 2030 Fund	0	0	0
Service Affiliates of MFS Lifetime 2035 Fund	0	0	0
Service Affiliates of MFS Lifetime 2040 Fund	0	0	0
Service Affiliates of MFS Lifetime 2045 Fund	0	0	0
Service Affiliates of MFS Lifetime 2050 Fund	0	0	0
Service Affiliates of MFS Lifetime 2055 Fund	0	0	0
Service Affiliates of MFS Lifetime 2060 Fund*	N/A	N/A	N/A

Schedule C-10

March 31, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Municipal Series Trust:
Service Affiliates of MFS Alabama Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Arkansas Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS California Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Georgia Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Maryland Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Massachusetts Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Mississippi Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Municipal Income Fund	0	0	5,000
Service Affiliates of MFS New York Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS North Carolina Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Pennsylvania Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS South Carolina Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Tennessee Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS Virginia Municipal Bond Fund	0	0	5,000
Service Affiliates of MFS West Virginia Municipal Bond Fund	0	0	5,000

March 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Municipal Series Trust:
Service Affiliates of MFS Alabama Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Arkansas Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS California Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Georgia Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Maryland Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Massachusetts Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Mississippi Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Municipal Income Fund	1,294,130	0	0
Service Affiliates of MFS New York Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS North Carolina Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Pennsylvania Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS South Carolina Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Tennessee Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS Virginia Municipal Bond Fund	1,294,130	0	0
Service Affiliates of MFS West Virginia Municipal Bond Fund	1,294,130	0	0

February 28, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust XIII:
Service Affiliates of MFS Diversified Income Fund	1,786,175	0	149,169
Service Affiliates of MFS Government Securities Fund	0	0	5,000
Service Affiliates of MFS New Discovery Value Fund	1,786,175	0	149,169

February 29, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust XIII:
Service Affiliates of MFS Diversified Income Fund	0	0	0
Service Affiliates of MFS Government Securities Fund	1,382,855	0	0
Service Affiliates of MFS New Discovery Value Fund	0	0	0

Schedule C-11

January 31, 2016	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust III:
Service Affiliates of MFS High Income Fund	55,409	0	5,000
Service Affiliates of MFS Global High Yield Fund	55,409	0	5,000
Service Affiliates of MFS High Yield Pooled Portfolio	55,409	0	5,000
Service Affiliates of MFS Municipal High Income Fund	1,786,175	0	149,169

January 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Series Trust III:
Service Affiliates of MFS High Income Fund	1,401,341	0	0
Service Affiliates of MFS Global High Yield Fund	1,401,341	0	0
Service Affiliates of MFS High Yield Pooled Portfolio	1,401,341	0	0
Service Affiliates of MFS Municipal High Income Fund	0	0	0

#	This amount reflects the fees billed to Service Affiliates of each fund for non-audit services relating directly to the operations and financial reporting of the fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex)

*	Non-applicable – The fund commenced investment operations after the reporting period.
[1]	The fund commenced investment operations on September 15, 2015.
[2]

Effective March 1, 2015, the fiscal year end of the fund changed from February 28th to August 31st. Fees reported for the fund for the fiscal year end August 31, 2015 only include fees billed during the period of March 1, 2015 through August 31, 2015. For the period from March 1, 2014 to February 28, 2015, there were no fees billed to Service Affiliates of the fund.

[3]

Effective November 30, 2014, the fiscal year end of the fund changed from May 31st to November 30th. Fees reported for the fund for the fiscal year end November 30, 2014 only include fees billed during the period of June 1, 2014 through November 30, 2014. For the period from June 1, 2013 to May 31, 2014, there were no fees billed to Service Affiliates of the fund.

During the periods indicated in the tables above, no services described under “Audit- Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by Ernst & Young LLP and Deloitte & Touche LLP for each fund’s two most recent fiscal years for non-audit services rendered to each fund and to each fund’s Service Affiliates are shown below. Schedule B identifies the independent registered public accounting firm for each fund. Service Affiliates include MFS and various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the fund.

	2016^	2015^^
Service Affiliates and Fund:
Massachusetts Investors Growth Stock Fund and its Service Affiliates	1,482,279	84,621
Massachusetts Investors Trust and its Service Affiliates	199,091	1,697,751
MFS Absolute Return Fund and its Service Affiliates	16,453	1,311,773
MFS Aggressive Growth Allocation Fund and its Service Affiliates	2,370,246	238,595
MFS Alabama Municipal Bond Fund and its Service Affiliates	10,779	1,300,921
MFS Arkansas Municipal Bond Fund and its Service Affiliates	10,779	1,300,949
MFS Blended Research Core Equity Fund and its Service Affiliates	78,084	982,182
MFS Blended Research Emerging Markets Equity Fund* and its Service Affiliates	1,874,159	1,146,398
MFS Blended Research Global Equity Fund* and its Service Affiliates	1,874,159	1,146,398
MFS Blended Research Growth Equity Fund* and its Service Affiliates	13,500	1,287,120
MFS Blended Research International Equity Fund* and its Service Affiliates	1,874,161	1,146,398
MFS Blended Research Mid Cap Equity Fund** and its Service Affiliates	N/A	N/A
MFS Blended Research Small Cap Equity Fund* and its Service Affiliates	13,500	1,287,120
MFS Blended Research Value Equity Fund* and its Service Affiliates	13,500	1,287,120
MFS California Municipal Bond Fund and its Service Affiliates	10,779	1,300,970
MFS Commodity Strategy Fund and its Service Affiliates	81,897	664,916
MFS Conservative Allocation Fund and its Service Affiliates	2,370,737	238,595
MFS Corporate Bond Fund and its Service Affiliates	6,885	1,307,605
MFS Core Equity Fund and its Service Affiliates	1,872,696	1,156,030
MFS Diversified Income Fund and its Service Affiliates	2,146,565	98,035
MFS Emerging Markets Debt Fund and its Service Affiliates	2,193,194	704,675
MFS Emerging Markets Debt Local Currency Fund and its Service Affiliates	1,871,170	1,286,742

Schedule C-12

	2016^	2015^^
Service Affiliates and Fund: – continued
MFS Emerging Markets Equity Fund and its Service Affiliates	2,374,623	243,275
MFS Equity Income Fund and its Service Affiliates	2,189,646	702,857
MFS Equity Opportunities Fund and its Service Affiliates	1,863,088	1,280,199
MFS Georgia Municipal Bond Fund and its Service Affiliates	10,779	1,300,923
MFS Global Bond Fund and its Service Affiliates[1]	1,482,091	49,545
MFS Global Equity Fund and its Service Affiliates	1,865,387	1,281,528
MFS Global Growth Fund and its Service Affiliates	76,370	639,803
MFS Global Multi-Asset Fund and its Service Affiliates	2,195,097	707,219
MFS Global Real Estate Fund and its Service Affiliates[2]	1,873,715	1,067,339
MFS Global Alternative Strategy Fund and its Service Affiliates	81,710	661,247
MFS Global High Yield Fund and its Service Affiliates	66,883	1,412,303
MFS Global New Discovery Fund and its Service Affiliates	1,872,146	1,155,920
MFS Global Total Return Fund and its Service Affiliates	1,866,425	1,282,782
MFS Government Securities Fund and its Service Affiliates	11,789	1,394,452
MFS Growth Allocation Fund and its Service Affiliates	2,371,582	238,595
MFS Growth Fund and its Service Affiliates	199,806	1,959,069
MFS High Income Fund and its Service Affiliates	68,785	1,414,428
MFS High Yield Pooled Portfolio and its Service Affiliates	68,545	1,414,128
MFS Inflation-Adjusted Bond Fund and its Service Affiliates	74,282	637,904
MFS Institutional International Equity Fund and its Service Affiliates	11,727	1,031,405
MFS International Diversification Fund and its Service Affiliates	12,172	1,296,245
MFS International Growth Fund and its Service Affiliates	2,375,857	243,275
MFS International New Discovery Fund and its Service Affiliates	1,792,736	1,231,666
MFS International Value Fund and its Service Affiliates	2,383,511	243,275
MFS Lifetime Income Fund and its Service Affiliates	2,178,241	95,095
MFS Lifetime 2020 Fund and its Service Affiliates	2,178,173	95,095
MFS Lifetime 2025 Fund and its Service Affiliates	2,177,985	94,992
MFS Lifetime 2030 Fund and its Service Affiliates	2,178,190	95,095
MFS Lifetime 2035 Fund and its Service Affiliates	2,177,976	94,992
MFS Lifetime 2040 Fund and its Service Affiliates	2,178,155	95,095
MFS Lifetime 2045 Fund and its Service Affiliates	2,177,960	94,992
MFS Lifetime 2050 Fund and its Service Affiliates	2,178,051	95,072
MFS Lifetime 2055 Fund and its Service Affiliates	2,177,940	94,992
MFS Lifetime 2060 Fund*** and its Service Affiliates	N/A	N/A
MFS Limited Maturity Fund and its Service Affiliates	6,789	1,307,272
MFS Low Volatility Equity Fund and its Service Affiliates	1,871,799	1,155,611
MFS Low Volatility Global Equity Fund and its Service Affiliates	76,853	980,866
MFS Managed Wealth Fund and its Service Affiliates	2,378,763	241,000
MFS Maryland Municipal Bond Fund and its Service Affiliates	10,779	1,300,930
MFS Massachusetts Municipal Bond Fund and its Service Affiliates	10,779	1,300,962
MFS Mid Cap Growth Fund and its Service Affiliates	76,879	981,248
MFS Mid Cap Value Fund and its Service Affiliates	1,788,707	1,228,070
MFS Mississippi Municipal Bond Fund and its Service Affiliates	10,779	1,300,929
MFS Moderate Allocation Fund and its Service Affiliates	2,372,009	238,595
MFS Municipal High Income Fund and its Service Affiliates	2,157,775	124,249
MFS Municipal Income Fund and its Service Affiliates	10,840	1,301,435
MFS Municipal Limited Maturity Fund and its Service Affiliates	6,221	1,306,700
MFS New Discovery Fund and its Service Affiliates	1,872,739	1,156,040
MFS New Discovery Value Fund and its Service Affiliates	2,145,585	98,084
MFS New York Municipal Income Fund and its Service Affiliates	10,779	1,300,951
MFS North Carolina Municipal Income Fund and its Service Affiliates	10,779	1,300,985
MFS Pennsylvania Municipal Bond Fund and its Service Affiliates	10,779	1,300,935

Schedule C-13

	2016^	2015^^
Service Affiliates and Fund: – continued
MFS Research Fund and its Service Affiliates	76,879	981,892
MFS Research International Fund and its Service Affiliates	1,875,467	1,156,788
MFS South Carolina Municipal Bond Fund and its Service Affiliates	10,779	1,300,948
MFS Strategic Income Fund and its Service Affiliates	1,865,245	1,282,121
MFS Technology Fund and its Service Affiliates	1,872,334	1,155,981
MFS Tennessee Municipal Bond Fund and its Service Affiliates	10,779	1,300,933
MFS Total Return Fund and its Service Affiliates	79,413	984,934
MFS Total Return Bond Fund and its Service Affiliates	6,789	1,307,841
MFS U.S. Government Cash Reserve Fund and its Service Affiliates	73,460	977,551
MFS U.S. Government Money Market Fund and its Service Affiliates	74,030	978,126
MFS Utilities Fund and its Service Affiliates	1,865,984	1,280,991
MFS Value Fund and its Service Affiliates	1,888,078	1,157,785
MFS Virginia Municipal Bond Fund and its Service Affiliates	10,779	1,300,973
MFS West Virginia Municipal Bond Fund and its Service Affiliates	10,779	1,300,936
^	For funds with December 31 and November 30 fiscal year ends, information for fiscal year end December 31, 2015 and November 30, 2015, respectively.
^^	For funds with December 31 and November 30 fiscal year ends, information for fiscal year end December 31, 2014 and November 30, 2014, respectively.
*	Commenced investment operations on September 15, 2015.
**	Non-applicable-Commenced investment operations on August 19, 2016.
***	Non-applicable-Commenced investment operations on December 6, 2016.
[1]

Effective November 30, 2014, the fiscal year end of the fund changed from May 31st to November 30th. Fees reported for the fund for the fiscal year end November 30, 2014 only include fees billed during the period of June 1, 2014 through November 30, 2014. For the period from June 1, 2013 to May 31, 2014, the fees billed were $54,998.

[2]

Effective March 1, 2015, the fiscal year end of the fund changed from February 28th to August 31st. Fees reported for the fund for the fiscal year end August 31, 2015 only include fees billed during the period of March 1, 2015 through August 31, 2015. For the period from March 1, 2014 to February 28, 2015, the fees billed were $99,900.

Schedule C-14

Schedule D

Number of Meetings Held During Most Recent Fiscal Year Ended:

FYE	1/31/16	2/29/16	3/31/16	4/30/16	5/31/16	6/30/16	7/31/16	8/31/16	9/30/16	10/31/16	11/30/16	12/31/16
COMMITTEE
Audit	7	7	7	7	7	7	7	7	6	5	6	6
Compliance & Governance	7	7	7	7	7	7	6	6	6	5	6	6
Contracts Review	4	4	4	4	4	5	5	5	5	4	5	5
Nomination & Compensation	1	1	1	1	1	1	1	1	1	1	2	3
Portfolio Trading & Marketing Review	6	6	6	6	6	6	6	6	6	5	5	6
Pricing	6	6	6	6	6	6	6	6	6	5	5	6
Services Contracts	6	6	6	6	6	6	6	6	6	5	5	6
BOARD	8	8	8	8	8	8	8	8	8	7	8	8

Schedule D-1

Schedule E

Except as noted below, the table below shows the dollar range of equity securities beneficially owned by each nominee in each MFS fund overseen, or to be overseen, by the Trustee as of November 30, 2016. Messrs. Caroselli and Otis did not serve on the Board as of November 30, 2016 and were not subject to the Board’s policy requiring each Independent Trustee to invest on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds. As a result, Messrs. Caroselli and Otis did not beneficially own securities of any MFS fund as of November 30, 2016.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustees	Aggregate Dollar Range of Equity Securities in the Massachusetts Investors Growth Stock Fund	Aggregate Dollar Range of Equity Securities in the Massachusetts Investors Trust
Interested Trustee Nominees
Robert J. Manning	D	N
Robin A. Stelmach	D	D

Independent Trustee Nominees
Steven E. Buller	N	D
Maureen R. Goldfarb	B	C
David H. Gunning	N	N
Michael Hegarty	N	D
John P. Kavanaugh	N	B
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Absolute Return Fund	Aggregate Dollar Range of Equity Securities in the MFS Aggressive Growth Allocation Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	D

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	D
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-1

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Alabama Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Arkansas Municipal Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Core Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Emerging Markets Equity Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	D	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Global Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Growth Equity Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-2

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Blended Research International Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Mid Cap Equity Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Small Cap Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Value Equity Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS California Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Commodity Strategy Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-3

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Conservative Allocation Fund	Aggregate Dollar Range of Equity Securities in the MFS Corporate Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	D	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	D
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Core Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Diversified Income Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	D	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Emerging Markets Debt Fund	Aggregate Dollar Range of Equity Securities in the MFS Emerging Markets Debt Local Currency Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	C	N
Laurie J. Thomsen	N	N

Schedule E-4

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Emerging Markets Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Equity Income Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	A	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	B	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Equity Opportunities Fund	Aggregate Dollar Range of Equity Securities in the MFS Georgia Municipal Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	C	N
David H. Gunning	D	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	D	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Global Equity Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	D

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-5

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global Growth Fund	Aggregate Dollar Range of Equity Securities in the MFS Global Multi-Asset Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	D	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global Real Estate Fund	Aggregate Dollar Range of Equity Securities in the MFS Global Alternative Strategy Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global High Yield Fund	Aggregate Dollar Range of Equity Securities in the MFS Global New Discovery Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-6

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global Total Return Fund	Aggregate Dollar Range of Equity Securities in the MFS Government Securities Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	B
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Growth Allocation Fund	Aggregate Dollar Range of Equity Securities in the MFS Growth Fund
Interested Trustee Nominees
Robert J. Manning	N	D
Robin A. Stelmach	D	D

Independent Trustee Nominees
Steven E. Buller	N	C
Maureen R. Goldfarb	A	C
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	C
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS High Income Fund	Aggregate Dollar Range of Equity Securities in the MFS High Yield Portfolio
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-7

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Inflation-Adjusted Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Institutional International Equity Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS International Diversification Fund	Aggregate Dollar Range of Equity Securities in the MFS International Growth Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	D	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	B
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS International New Discovery Fund	Aggregate Dollar Range of Equity Securities in the MFS International Value Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	B
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	B	N
Maryann L. Roepke	N	D
Laurie J. Thomsen	B	B

Schedule E-8

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime Income Fund	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2020 Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2025 Fund	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2030 Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2035 Fund	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2040 Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-9

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2045 Fund	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2050 Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2055 Fund	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2060 Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Limited Maturity Fund	Aggregate Dollar Range of Equity Securities in the MFS Low Volatility Equity Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	D	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	B	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-10

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Low Volatility Global Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Managed Wealth Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	D

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Maryland Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Massachusetts Municipal Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	C

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	B
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Mid Cap Growth Fund	Aggregate Dollar Range of Equity Securities in the MFS Mid Cap Value Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	A
David H. Gunning	D	D
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	D

Schedule E-11

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Mississippi Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Moderate Allocation Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	D

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Municipal High Income Fund	Aggregate Dollar Range of Equity Securities in the MFS Municipal Income Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Municipal Limited Maturity Fund	Aggregate Dollar Range of Equity Securities in the MFS New Discovery Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	D

Independent Trustee Nominees
Steven E. Buller	N	B
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	B

Schedule E-12

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS New Discovery Value Fund	Aggregate Dollar Range of Equity Securities in the MFS New York Municipal Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	D	N
Michael Hegarty	D	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS North Carolina Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Pennsylvania Municipal Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Research Fund	Aggregate Dollar Range of Equity Securities in the MFS Research International Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	D	D

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	C	N
David H. Gunning	N	N
Michael Hegarty	D	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-13

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS South Carolina Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Strategic Income Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Technology Fund	Aggregate Dollar Range of Equity Securities in the MFS Tennessee Municipal Bond Fund
Interested Trustee Nominees
Robert J. Manning	D	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	D	N
Laurie J. Thomsen	B	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Total Return Fund	Aggregate Dollar Range of Equity Securities in the MFS Total Return Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	D	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	B
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-14

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS U.S. Government Cash Reserve Fund	Aggregate Dollar Range of Equity Securities in the MFS U.S. Government Money Market Fund
Interested Trustee Nominees
Robert J. Manning	N	D
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	D
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Utilities Fund	Aggregate Dollar Range of Equity Securities in the MFS Value Fund
Interested Trustee Nominees
Robert J. Manning	N	D
Robin A. Stelmach	N	D

Independent Trustee Nominees
Steven E. Buller	N	D
Maureen R. Goldfarb	N	C
David H. Gunning	N	C
Michael Hegarty	N	N
John P. Kavanaugh	N	C
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Virginia Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS West Virginia Municipal Bond Fund
Interested Trustee Nominees
Robert J. Manning	N	N
Robin A. Stelmach	N	N

Independent Trustee Nominees
Steven E. Buller	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
Maryann L. Roepke	N	N
Laurie J. Thomsen	N	N

Schedule E-15

Schedule F

Interests of Certain Persons

As of November 30, 2016,* to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MASSACHUSETTS INVESTORS GROWTH STOCK FUND

ALFRED A L’ALTRELLI	529B	886.2520	5.95
310 MARY LN CANONSBURG PA 15317-5208

LISA A WALKER	529B	1,496.3000	5.50
3316 HAWTHORNE AVE DALLAS TX 75219-2012

DAVID A BARKER	529C	2,947.0850	5.02
4235 HYACINTH ST EUGENE OR 97404-4083

PERSHING LLC	B	154,055.6320	5.28
1 PERSHING PLZ	C	589,725.0810	5.34
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	C	943,508.7580	8.55
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

AMERICAN UNITED LIFE GROUP RETIREMENT ANNUITY	R2	1,042,586.7710	16.73
ATTN SEPARATE ACCOUNTS
PO BOX 368
INDIANAPOLIS IN 46206-0368

VOYA RETIREMENT INS & ANNUITY	R2	462,619.9850	7.67
1 ORANGE WAY B3N	R4	5,568,977.1740	18.16
WINDSOR CT 06095-4773

STATE STREET BANK TRUST CO	R3	1,419,205.2150	8.34
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

AIGFSB CUSTODIAN TRUSTEE FBO	R3	880,239.6650	5.17
STATE OF FLORIDA 457
2929 ALLEN PKWY STE A6-20
HOUSTON TX 77019-7117

GREAT-WEST TRUST COMPANY LLC	R3	1,142,622.4480	10.06
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

JOHN HANCOCK TRUST COMPANY LLC	R3	973,277.7360	5.72
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

PIMS/PRUDENTIAL RETPLAN	R4	4,005,342.9590	13.06
NOMINEE TRUSTEE CUSTODIAN
767 MGM RESORTS 401K SAVINGS PLAN
4886 FRANK SINATRA DR
LAS VEGAS NV 89158-4316

NATIONWIDE TRUST COMPANY FSB	R4	1,710,764.8060	5.58
PO BOX 182029
COLUMBUS OH 43218-2029

Schedule F-1

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MASSACHUSETTS INVESTORS GROWTH STOCK FUND – continued

STATE STREET BANK TRUST CO	R6	5,280,837.1770	21.45
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R6	1,789,186.3960	30.46
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

LINCOLN RETIREMENT SERVICES COMPANY	R6	1,645,881.8080	6.68
FBO CAPE COD HEALTHCARE 403B
PO BOX 7876
FORT WAYNE IN 46801-7876

MASSACHUSETTS INVESTORS TRUST

JULIE L DAVIS
4807 NE 10TH AVEPORTLAND OR 97211-4573	529B	2,481.9690	14.74

LISA A WALKER	529B	982.5870	5.83
3316 HAWTHORNE AVE DALLAS TX 75219-2012

HEATHER S SCOTT	529B	937.8010	5.57
11332 214TH ST LAKEWOOD CA 90715-2014

JAMES G MOYER
124 WILLOW TREE LN MOUNT HOLLY NC 28120-9260	529B	900.1280	5.34

VANESSA A WILKINS	529C	5,579.8560	8.59
69620 OLD BARN CT SISTERS OR 97759-9644

PERSHING LLC	B	224,201.6940	8.25
1 PERSHING PLZ	C	668,710.9210	6.29
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	B	146,135.8320	5.38
HARBORSIDE FINANCIAL CENTER	C	745,754.4250	7.01
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

TAYNIK & CO	R1	46,592.0690	16.45
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

EQUITABLE LIFE	R1	24,189.7860	8.54
500 PLAZA DR
SECAUCUS NJ 07094-3619

VOYA RETIREMENT INS & ANNUITY CO	R2	1,758,781.8580	34.85
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

HARTFORD LIFE INSURANCE COMPANY	R2	1,442,221.6540	25.85
1 GRIFFIN ROAD NORTH	R3	907,828.2210	8.27
WINDSOR CT 06095-1512

JOHN HANCOCK TRUST COMPANY LLC	R2	400,022.7350	7.17
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

TRANSAMERICA LIFE INS COMPANY	R3	1,507,491.7690	13.73
1150 S OLIVE ST
LOS ANGELES CA 90015-2211

Schedule F-2

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MASSACHUSETTS INVESTORS TRUST – continued

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	2,664,526.1980	24.27
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	965,894.4630	47.16
100 MAGELLAN WAY # KW1C	R6	2,622,110.5210	65.34
COVINGTON KY 41015-1987

JOHN HANCOCK LIFE INSURANCE CO USA	R3	2,159,737.7390	19.67
RPS TRADING OPS ST-4
601 CONGRESS ST
BOSTON MA 02210-2805

GREAT-WEST TRUST COMPANY LLC TTEE F	R4	136,747.0420	6.68
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

NATIONWIDE TRUST COMPANY FSB	R4	168,795.1830	8.24
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MFS ABSOLUTE RETURN FUND

PERSHING LLC	A	41,233.2570	13.84
1 PERSHING PLZ	C	24,831.2650	16.05
JERSEY CITY NJ 07399-0002

THOMAS D HEIMAN	A	16,260.2500	5.46
THOMAS D HEIMAN MD PLAN SEP PLAN
3670 E 1ST ST # B
LONG BEACH CA 90803-2712

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	5,411.9230	11.26
111 HUNTINGTON AVENUE	I	50,948.6670	61.68
BOSTON MA 02199-7632	R1	5,405.6570	100.00
	R2	5,395.9110	100.00
	R3	5,412.4540	98.45
	R4	5,428.2630	100.00

BAY CITY ISD TSA 403B	C	12,487.2110	8.07
A/C JACQUELINE C GORMAN
3920 BUCKS BAYOU RD
BAY CITY TX 77414-1722

MORGAN STANLEY SMITH BARNEY	C	8,870.4130	5.73
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

PETER D LONCTO	I	14,763.2950	17.87
U/DELAWARE UNIF TOD ACT
69 MYRTLE ST APT 6
BOSTON MA 02114-4818

MFS CONSERVATIVE ALLOCATION FUND	R6	6,273,026.0570	30.12
2 AVENUE DE LAFAYETTE BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	6,201,571.4460	29.78
2 AVENUE DE LAFAYETTE BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	5,169,162.8550	24.82
2 AVENUE DE LAFAYETTE BOSTON MA 02111-1750

MFS LIFETIME INCOME FUND
2 AVENUE DE LAFAYETTE BOSTON MA 02111-1750	R6	1,316,440.3470	6.32

Schedule F-3

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS AGGRESSIVE GROWTH ALLOCATION FUND

PERSHING LLC	A	2,481,420.1000	6.47
1 PERSHING PLZ	B	320,677.6410	9.48
JERSEY CITY NJ 07399-0002	C	1,101,083.9000	7.82

ALERUS FINANCIAL	R1	71,548.2780	7.71
FBO JARRAFF INDUSTRIES INC
PO BOX 64535
SAINT PAUL MN 55164-0535

ALERUS FINANCIAL	R1	55,798.4260	6.01
FBO TIRE ASSOCIATES WAREHOUSE
PO BOX 64535
SAINT PAUL MN 55164-0535

VOYA RETIREMENT INS & ANNUITY CO	R2	976,455.4010	24.55
1 ORANGE WAY B3N	R4	182,994.9420	5.70
WINDSOR CT 06095-4773

REMJAY CORP CUST FBO
PLANS OF RPSA CUSTOMERS	R3	1,974,643.0760	28.73
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

GREAT-WEST TRUST COMPANY LLC TTEE F	R3	413,128.5130	6.01
EMPLOYEE BENEFITS CLIENTS 401K	R4	481,440.5940	14.99
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

OMNIPUTNAM	R4	217,651.6050	6.78
C/O MUTUAL FUND TRADING
8525 E ORCHARD RD
GREENWOOD VLG CO 80111-5002

NFS LLC FEBO	R4	189,043.6870	5.89
STATE STREET BANK TRUST CO
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

ADP ACCESS PRODUCT	R4	246,488.0730	7.68
1 LINCOLN ST
BOSTON MA 02111-2900

TAYNIK & CO	R4	186,843.0250	5.82
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS ALABAMA MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	533,766.8990	9.52
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

PERSHING LLC	A	362,177.5130	6.46
1 PERSHING PLZ	I	21,070.3870	7.75
JERSEY CITY NJ 07399-0002

FIRST SOUTHERN C/R	I	28,239.9370	10.39
PO BOX 48529
ATLANTA GA 30362-1529

Schedule F-4

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS ARKANSAS MUNICIPAL BOND FUND

PERSHING LLC	A	1,771,089.1780	11.29
1 PERSHING PLZ	B	312,836.8130	48.92
JERSEY CITY NJ 07399-0002	I	34,418.3330	5.29

MFS BLENDED RESEARCH CORE EQUITY FUND

PERSHING LLC	A	836,139.5440	6.77
1 PERSHING PLZ	B	129,332.6700	14.22
JERSEY CITY NJ 07399-0002	C	393,022.2690	11.33
	I	1,909,958.1360	12.55

MORGAN STANLEY SMITH BARNEY	C	278,795.6420	8.04
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

MASS MUTUAL LIFE INSURANCE CO	R2	381,773.8920	24.98
ATTN RS FUND OPERATIONS	R3	300,187.5170	6.77
1295 STATE ST
SPRINGFIELD MA 01111-0001

ADP ACCESS PRODUCT	R2	106,461.9530	6.97
1 LINCOLN ST
BOSTON MA 02111-2900

TAYNIK & CO	R2	88,895.2740	5.82
CO STATE STREET BANK & TRUST	R3	849,222.3470	19.14
1200 CROWN COLONY DR
QUINCY MA 02169-0938

PIMS/PRUDENTIAL RETPLAN	R3	283,567.3450	6.39
NOMINEE TRUSTEE CUSTODIAN
KENT COUNTY ROAD COMMISSION 401K
1500 SCRIBNER AVE NW
GRAND RAPIDS MI 49504-3233

CHARLES SCHWAB & CO INC	R3	260,145.2190	5.86
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

AIGFSB CUSTODIAN TRUSTEE FBO	R4	353,745.9320	18.40
BAPTIST HEALTH SYSTEM 403B
2727A ALLEN PKWY # 4-D1
HOUSTON TX 77019-2107

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	396,731.0860	20.64
QUALIFIED EMPLOYEEP LANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

NATIONWIDE TRUST COMPANY, FSB	R4	232,318.8150	12.09
C/O IPO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

VANGUARD FIDUCIARY TRUST CO	R4	146,937.9610	7.64
PO BOX 2600 VM 613
VALLEY FORGE PA 19482-2600

MFS LIFETIME 2030 FUND	R6	839,096.3610	10.31
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

Schedule F-5

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH CORE EQUITY FUND – continued

WELLS FARGO BANK FBO	R6	598,175.7800	9.24
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1076

MFS LIFETIME 2040 FUND	R6	642,401.1320	7.89
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

VOYA INSTITUTIONAL TRUST COMPANY	R6	631,995.9870	7.77
AS TRUSTEE OR CUSTODIAN FOR BOOZ & COMPANY
30 BRAINTREE HILL PARK
BRAINTREE MA 02184-8747

MFS LIFETIME INCOME FUND	R6	529,767.3950	6.51
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2020 FUND	R6	479,608.0460	5.89
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS BLENDED RESEARCH GLOBAL EQUITY FUND

NATIONAL FINANCIAL SERVICES LLC	A	9,009.2680	39.43
499 WASHINGTON BLVD
ATTN MUTUAL FUND DEPT 4TH FLOOR
JERSEY CITY NJ 07310-2010

MASSACHUSETTS FINANCIAL SERVICES COMPANY	A	5,029.4630	22.01
111 HUNTINGTON AVE FL 17	B	5,017.5320	100.00
BOSTON MA 02199-7632	C	5,018.0700	46.75
	I	27,018.2750	32.48
	R1	5,017.5320	100.00
	R2	5,024.9750	100.00
	R3	5,028.6970	100.00
	R4	5,032.4180	100.00
	R6	261,692.4580	100.00

JEANETTE D LEWIS	A	1,773.2170	7.76
401 S GALLAHER VIEW RD APT 10
KNOXVILLE TN 37919-5310

DAVID M HUNT	C	1,044.7760	9.73
PO BOX 2076
VAIL CO 81658-2076

JONATHAN W SAGE	I	7,019.7190	7.11
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

MFS BLENDED RESEARCH GROWTH EQUITY FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	A	5,015.2720	10.04
111 HUNTINGTON AVE FL 17	B	5,003.5460	34.50
BOSTON MA 02199-7632	C	5,003.1700	76.80
	I	5,017.7940	18.44
	R1	5,003.0060	100.00
	R2	5,010.3950	100.00
	R3	5,014.0950	100.00
	R4	5,017.7940	100.00

Schedule F-6

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH GROWTH EQUITY FUND – continued

PERSHING LLC	A	4,091.2050	8.19
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

DAVID RABIN	C	667.3510	10.24
53 PONDSIDE DR
BOLTON MA 01740-1275

MFS LIFETIME 2030 FUND	R6	2,405,539.1690	23.75
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2040 FUND	R6	2,117,675.0270	20.91
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME INCOME FUND	R6	1,175,867.4280	11.61
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2020 FUND	R6	1,064,187.5500	10.51
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2035 FUND	R6	836,456.2790	8.26
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2050 FUND	R6	786,408.4570	7.76
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2025 FUND	R6	669,975.1900	6.62
ATTN MFS GROUP
QUINCY MA 02169-0938

MFS LIFETIME 2045 FUND	R6	589,914.2590	5.82
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	5,047.4120	84.37
111 HUNTINGTON AVE FL 17	C	5,047.4120	100.00
BOSTON MA 02199-7632	I	34,440.3690	52.92
	R1	5,047.4120	100.00
	R2	5,055.0670	100.00
	R3	5,058.8910	100.00
	R4	5,062.7160	100.00

SCOTT E CHURCH IRA	B	428.7780	7.17
OHIO PERMIT SERVICE CO SIMPLE PLAN
2731 FIELD POST CT
HILLIARD OH 43026-9501

Schedule F-7

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND – continued

MFS LIFETIME 2040 FUND	R6	4,107,766.9140	24.20
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2030 FUND	R6	4,000,262.7200	23.56
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME INCOME FUND	R6	1,613,768.4530	9.51
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2050 FUND	R6	1,581,117.5390	9.31
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2020 FUND	R6	1,529,657.7560	9.01
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2035 FUND	R6	1,511,877.7130	8.91
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2045 FUND	R6	1,184,208.6750	6.98
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2025 FUND	R6	1,070,546.6650	6.31
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS BLENDED RESEARCH MID CAP EQUITY FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	A	5,000.0000	100.00
111 HUNTINGTON AVE FL 17	B	5,000.0000	100.00
BOSTON MA 02199-7632	C	5,000.0000	100.00
	I	5,000.0000	100.00
	R1	5,000.0000	100.00
	R2	5,000.0000	100.00
	R3	5,000.0000	100.00
	R4	5,000.0000	100.00

MFS LIFETIME 2030 FUND	R6	4,237,840.6790	24.98
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2040 FUND	R6	3,748,612.3280	22.10
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

Schedule F-8

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH MID CAP EQUITY FUND – continued

MFS LIFETIME INCOME FUND	R6	1,855,402.1850	10.94
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2020 FUND	R6	1,533,267.3740	9.04
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2035 FUND	R6	1,465,450.5810	8.64
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2050 FUND	R6	1,395,213.0120	8.22
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2025 FUND	R6	1,191,734.9770	7.03
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2045 FUND	R6	1,048,696.4310	6.18
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	529A	4,655.4930	87.21
111 HUNTINGTON AVE	529B	4,672.8970	100.00
BOSTON MA 02199-7632	529C	4,677.2680	99.51
	B	1,774.3850	11.43
	C	5,003.7390	43.12
	I	5,016.2460	48.60
	R1	5,001.2160	97.39
	R2	5,008.7080	100.00
	R3	5,012.4570	100.00
	R4	5,016.2100	100.00
	R6	868,687.0340	22.44

JUDY M HSU	529A	430.9220	8.33
302 HALLMARK S
HERSHEY PA 17033-2337

PERSHING LLC	A	23,506.4940	19.01
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

IKATHRYN E HANSON	A	7,231.7710	5.85
5097 S HARVEST ST
GILBERT AZ 85298-2741

ORA EASH	A	6,950.4780	5.62
3901 BAHIA VISTA ST LOT 308
SARASOTA FL 34232-2437

Schedule F-9

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND – continued

NATIONAL FINANCIAL SERVICES LLC FOR	B	1,774.3850	11.43
THE EXCLUSIVE BENE OF OUR CUST
499 WASHINGTON BLVD
ATTN MUTUAL FUND DEPT 4TH FLOOR
JERSEY CITY NJ 07310-2010

PERSHING LLC	C	2,657.9260	22.91
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

MFS LIFETIME 2030 FUND	R6	868,687.0340	22.44
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2040 FUND	R6	860,505.4500	22.22
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME INCOME FUND	R6	558,048.0900	14.41
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-093

MFS LIFETIME 2020 FUND	R6	373,066.5300	9.64
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2050 FUND	R6	325,098.6060	8.40
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2035 FUND	R6	318,855.7340	8.24
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2045 FUND	R6	246,200.6060	6.36
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2025 FUND	R6	242,837.4060	6.27
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS BLENDED RESEARCH VALUE EQUITY FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	A	5,047.2120	9.05
111 HUNTINGTON AVE FL 17	B	5,033.2090	66.77
BOSTON MA 02199-7626	C	5,040.8480	30.04
	I	5,048.1990	17.95
	R1	5,033.2090	100.00
	R2	5,040.6840	100.00
	R3	5,044.4200	100.00
	R4	5,048.1550	100.00

Schedule F-10

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH VALUE EQUITY FUND – continued

VITA ANN TRINGONE 403B	B	651.2250	8.64
11440 N JOG ROAD
PALM BCH GDNS FL 33418-1765

PERSHING LLC	C	8,917.7730	53.14
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

JONATHAN W SAGE	I	11,251.4550	38.17
111 HUNTINGTON AVENUE
BOSTON MA 02199-7626

MFS LIFETIME 2030 FUND	R6	2,324,419.2630	24.51
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2040 FUND	R6	2,050,973.9140	21.63
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME INCOME FUND	R6	1,125,509.9200	11.87
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2020 FUND	R6	1,023,596.3950	10.79
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2035 FUND	R6	806,810.6140	8.51
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2050 FUND	R6	759,737.7680	8.01
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2025 FUND	R6	645,761.8690	6.81
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2045 FUND	R6	570,357.1400	6.01
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS BLENDED RESEARCH EMERGING MARKETS EQUITY FUND

KATHRYN E HANSON	A	6,980.7040	6.58
5097 S HARVEST ST
GILBERT AZ 85298-2741

TROY A HANSON	A	5,389.5870	5.08
5097 S HARVEST ST
GILBERT AZ 85298-2741

Schedule F-11

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH EMERGING MARKETS EQUITY FUND – continued

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	5,015.9580	64.89
111 HUNTINGTON AVE FL 17	C	5,016.9000	27.24
BOSTON MA 02199-7632	I	5,031.2310	38.75
	R1	5,015.9580	100.00
	R2	5,023.5970	100.00
	R3	5,027.4320	100.00
	R4	5,031.2670	100.00

PERSHING LLC	B	690.3550	8.93
1 PERSHING PLZ	C	5,073.5410	27.55
JERSEY CITY NJ 07399-0002

SAM A VENABLE	C	1,708.5920	9.28
SAM A VENABLE SEP PLAN
11915 YARNELL RD
KNOXVILLE TN 37932-2342

CHARLES C BANISTER	C	1,006.8950	5.47
CHARLES C BANISTER DMD SIMPLE PLAN
1 BIRCH ST
DERRY NH 03038-2101

CHRISTOPHER J GRIFFIN &	I	2,618.0920	7.52
JOANNA L GRIFFIN JTWROS
12 CASTLE RD
NORTH READING MA 01864-1919

MFS LIFETIME 2040 FUND	R6	310,109.2030	37.35
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2030 FUND	R6	168,862.3270	20.34
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2050 FUND	R6	123,860.6670	14.92
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2035 FUND	R6	95,299.2020	11.48
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS LIFETIME 2045 FUND	R6	92,817.2220	11.18
ATTN MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS CALIFORNIA MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	3,090,816.4130	7.15
HARBORSIDE FINANCIAL CENTER	B	39,181.8110	7.82
PLAZA 2 3RD FLOOR	C	736,529.6320	12.20
JERSEY CITY NJ 07311

PERSHING LLC	B	69,091.2920	13.79
1 PERSHING PLZ	C	359,290.6110	5.95
JERSEY CITY NJ 07399-0002

Schedule F-12

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS COMMODITY STRATEGY FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	A	8,175.8170	100.00
111 HUNTINGTON AVENUE	I	8,195.1190	100.00
BOSTON MA 02199-7632

MFS GROWTH ALLOCATION FUND	I	33,838,319.0300	35.38
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	I	30,219,042.8750	31.60
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	I	13,593,076.1040	14.21
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOC FUND	I	5,070,228.8280	5.30
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION FUND

PERSHING LLC	A	6,899,248.3910	7.40
1 PERSHING PLZ	B	1,458,753.5340	15.01
JERSEY CITY NJ 07399-0002	C	4,678,174.3380	9.75
	I	758,188.2320	5.19

MASSACHUSETTS FINANCIAL SERVICES COMPANY	I	1,996,040.3560	13.66
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

VOYA	R2	1,244,122.8760	18.90
RETIREMENT INS & ANNUITY CO
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

MASSMUTUAL	R3	3,030,439.9150	28.89
PO BOX 48529
ATLANTA GA 30362-1529

GREAT-WEST TRUST COMPANY LLC TTEE F	R3	1,173,967.7690	16.57
EMPLOYEE BENEFITS CLIENTS 401K	R4	644,535.2950	10.96
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

TAYNIK & CO	R3	683,533.2920	6.52
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	934,204.2240	11.05
QUALIFIED EMPLOYEE
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

ASSOC MED PROFESSIONALS OF NY PLLC		443,095.6210	5.24
PO BOX 52129
PHOENIX AZ 85072-2129

Schedule F-13

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS CORE EQUITY FUND

PERSHING LLC	A	1,893,717.6380	5.51
1 PERSHING PLZ	B	72,035.0720	6.13
JERSEY CITY NJ 07399-0002	C	277,670.9740	7.60
	I	259,675.3670	8.70

HARTFORD LIFE INS CO	R2	44,957.1480	7.67
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

NE MED CENTER 403B	R3	1,612,099.7520	61.55
PO BOX 10758
FARGO ND 58106-0758

VOYA INSTITUTIONAL TRUST COMPANY	R4	194,481.2730	32.96
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

STATE STREET BANK TRUST CO	R4	160,677.1970	27.23
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

GREAT-WEST TRUST COMPANY LLC TTEE F	R4	84,056.2540	14.24
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

STATE OF LOUISIANA TRUSTEE	R6	9,080,258.2460	87.80
FBO LOUISIANA PUBLIC EMPLOYEES DCP
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

MFS CORPORATE BOND FUND

PERSHING LLC	B	385,808.8800	7.91
1 PERSHING PLZ	C	2,213,371.0480	11.54
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	I	4,423,173.6460	5.40
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

MASSMUTUAL	R1	286,588.1400	57.17
PO BOX 48529
ATLANTA GA 30362-1529

VOYA RETIREMENT INS & ANNUITY CO	R2	622,630.3950	15.19
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

PIMS/PRUDENTIAL RETPLAN	R4	6,897,297.0190	57.72
NOMINEE TRUSTEE CUSTODIAN
767 MGM RESORTS 401K SAVINGS PLAN
4886 FRANK SINATRA DR
LAS VEGAS NV 89158-4316

STATE STREET BANK TRUST CO	R6	1,465,644.5350	47.30
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

Schedule F-14

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS DIVERSIFIED INCOME FUND

PERSHING LLC	A	8,311,727.3990	6.38
1 PERSHING PLZ	C	7,947,807.5540	9.16
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	C	7,546,957.6180	8.70
HARBORSIDE FINANCIAL CENTER	I	8,328,455.8550	9.99
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

STANDISH-STERLING COMM (MI) 403(B)	R1	9,660.9910	9.55
717 17TH ST STE 1300
DENVER CO 80202-3304

ANN ARBOR PUBLIC SCHOOL (MI) 403(B)	R1	5,854.6660	5.79
717 17TH ST STE 1300
DENVER CO 80202-3304

FOUNTAIN VALLEY ORTHOTICS & PR	R1	8,359.4330	8.26
401(K) PROFIT SHARING PLAN & TRUST
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

HARVEY VOLUNTEER FIRE COMPANY 401K	R1	6,218.3650	6.15
PSP & TRUST
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

PAI TRUST COMPANY INC	R1	8,258.3970	8.16
UNITED MACHINE WORKS, INC 401(K) P
1300 ENTERPRISE DR
DE PERE WI 54115-4934

CAPITAL SANITARY SUPPLY CO INC	R2	21,677.5470	6.30
100 MAGELLAN WAY
COVINGTON KY 41015-1999

JOHN HANCOCK TRUST COMPANY LLC	R2	38,980.0310	11.32
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

STATE STREET BANK TRUST CO	R3	384,763.6890	25.35
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

SHAKE & GO FASHION INC 401(K) PRO	R3	182,729.2030	12.04
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

JOHN HANCOCK TRUST COMPANY LLC	R4	142,266.6620	29.80
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

NATIONWIDE TRUST COMPANY, FSB	R4	110,420.4810	23.13
C/O IPO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

GREAT-WEST TRUST COMPANY LLC TTEE FBO	R4	68,424.2030	14.33
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

Schedule F-15

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS DIVERSIFIED INCOME FUND – continued

ASCENSUS TRUST COMPANY FBO	R4	62,080.3960	13.02
THE TILE SHOP INC 401K PROFIT SHARI
PO BOX 10758
FARGO ND 58106-0758

PIMS/PRUDENTIAL RETIREMENT	R4	40,040.2390	8.39
AS NOMINEE FOR THE TTEE/CUST PL 006
HERZFELD & RUBIN, P.C. EMPLOYEES
125 BROAD STREET
NEW YORK NY 10004-2400

ADP ACCESS PRODUCT	R6	211,320.4180	17.24
1 LINCOLN ST
BOSTON MA 02111-2900

MFS EMERGING MARKETS DEBT FUND

PERSHING LLC	A	2,343,134.6060	6.46
1 PERSHING PLZ	B	179,512.1750	8.6
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	B	125,088.1170	6.00
HARBORSIDE FINANCIAL CENTER	C	1,569,968.5140	11.08
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

PERSHING LLC	C	1,146,057.5820	8.09
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

CENTER FOR INFECTIOUS DISEASES	R1	22,288.1420	36.15
401(K) PSP & TRUST
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

GRAY MATTER SYSTEMS LLC 401K PSP & TRUST	R1	4,782.6590	7.76
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	3,668.7350	5.95
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

FRANK C HAMPEL JR FBO	R1	3,289.8760	5.34
FRANK C HAMPEL JR MD PA 401K PSP & TRUST
705 LANDA ST STE A
NEW BRAUNFELS TX 78130-6163

HARTFORD LIFE INS CO	R2	969,363.0320	58.09
PO BOX 2999
HARTFORD CT 06104-2999

VOYA RETIREMENT INS & ANNUITY CO	R2	205,165.5590	12.30
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

JOHN HANCOCK LIFE INSURANCE CO USA	R3	1,058,323.1230	31.61
RPS TRADING OPS ST-4
601 CONGRESS ST
BOSTON MA 02210-2805

Schedule F-16

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS EMERGING MARKETS DEBT FUND – continued

MERCER TRUST CO TRUSTEE FBO	R3	576,152.5490	17.21
HD SUPPLY 401K RETPLAN
ATTN DC PLAN ADMIN MS N-1-G
1 INVESTORS WAY
NORWOOD MA 02062-1599

HARTFORD LIFE INS CO	R3	444,706.0550	13.28
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

TWIN CITY PIPE TRADES PENSPLAN	R4	658,508.4100	12.43
PO BOX 52129
PHOENIX AZ 85072-2129

FMTC TTEE	R4	705,525.6410	13.31
K&L MODERATE MODEL PORTFOLIO
ATTN: UNITIZED GROUP
1 SPARTAN WAY
MERRIMACK NH 03054-4300

STATE STREET BANK TRUST CO	R4	328,712.2330	6.20
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

PRUDENTIAL BANK & TRUST FSB TTEE	R4	428,734.4200	8.09
SAN FRANCISCO EMPLOYEES RET SYS
80 LIVINGSTON AVE
ROSELAND NJ 07068-1753

MFS MODERATE ALLOCATION FUND	R6	12,033,827.6260	22.97
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	10,040,365.4990	19.17
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION FUND	R6	6,079,324.6520	11.61
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND

PERSHING LLC	A	163,809.2300	41.32
1 PERSHING PLZ	C	13,795.3190	18.34
JERSEY CITY NJ 07399-0002	I	78,155.1530	29.08

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	7,788.1380	26.21
111 HUNTINGTON AVENUE	R3	7,848.6870	18.11
BOSTON MA 02199-7632	R4	7,884.8200	100.00

EDWARD MILNER (IRA)	B	3,732.8900	12.56
14 COBB LN
COMMACK NY 11725-2102

JOSEPH A MIZZI	B	1,815.4310	6.11
33 NELSON ST, APT 2
FARMINGDALE NY 11735-4225

Schedule F-17

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND – continued

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	7,779.7230	90.17
111 HUNTINGTON AVENUE	R2	7,837.7720	100.00
BOSTON MA 02199-7632

HIGH VOLTAGE SOFTWARE INC 401(K) PLAN	R3	31,439.6660	72.53
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MFS MODERATE ALLOCATION FUND	R6	17,204,026.6480	38.39
ATTN: MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS GROWTH ALLOCATION FUND	R6	14,367,844.6730	32.06
ATTN: MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS CONSERVATIVE ALLOCATION FUND	R6	8,693,468.4400	19.40
ATTN: MFS GROUP
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS EMERGING MARKETS EQUITY FUND

PERSHING LLC	A	400,700.5640	9.80
1 PERSHING PLZ	B	23,472.5060	10.21
JERSEY CITY NJ 07399-0002	C	96,154.1540	11.28
	I	500,014.3930	58.73

GREAT-WEST TRUST COMPANY LLC TTEE/C	A	320,919.5430	8.96
FBO:GREAT WEST IRA ADVANTAGE
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

MASS MUTUAL LIFE INSURANCE CO	A	212,323.0660	5.19
ATTN RS FUND OPERATIONS	R1	6,684.7440	39.49
1295 STATE ST	R2	94,271.6950	55.40
SPRINGFIELD MA 01111-0001	R3	4,294.6180	6.43

MORGAN STANLEY SMITH BARNEY	B	15,493.4210	6.74
HARBORSIDE FINANCIAL CENTER	C	82,447.8540	9.67
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

NG BEACON MEDICAL SVCS FBO G. PINEDA	R1	2,465.2490	14.56
C/O BMO HARRIS BANK NA ATTN MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280

MASSACHUSETTS FINANCIAL SERVICES CO	R1	2,347.8650	13.87
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

TAYNIK & CO	R1	1,364.7670	8.06
CO STATE STREET BANK & TRUST	R3	4,957.5550	7.43
1200 CROWN COLONY DR
QUINCY MA 02169-0938

HARTFORD LIFE INS CO	R2	32,481.8320	19.09
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

Schedule F-18

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS EMERGING MARKETS EQUITY FUND – continued

GREAT-WEST TRUST CO LLC	R3	4,520.8650	30.56
TRUSTEE F EMPLOYEE BENEFITS CLIENTS
401K FG
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

CLIPPARD INSTRUMENT LABORATORY, INC	R3	7,529.6060	11.28
100 MAGELLAN WAY
COVINGTON KY 41015-1999

GREAT-WEST LIFE & ANNUITY	R3	8,206.4850	12.30
FBO FUTURE FUNDS II
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

VRSCO	R4	145,891.4570	94.04
FBO AIGFSB CUST TTEE FBO
NASSAU HEALTHCARE CORPORATION 457
2929 ALLEN PKWY STE A6-20
HOUSTON TX 77019-7117

MFS INTERNATIONAL DIVERSIFICATION FUND	R6	19,551,907.5600	84.01
ATTN: LCC 3RD FL MFS GROUP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	1,786,932.9000	7.68
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS EQUITY INCOME FUND

PERSHING LLC	C	84,033.3410	5.69
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

PAUL R SKINNER	I	78,762.9860	7.80
220 BEACON ST APT 303
BOSTON MA 02116-1324

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	3,978.7090	73.27
111 HUNTINGTON AVENUE	R2	4,007.7730	64.32
BOSTON MA 02199-7632	R3	4,023.1810	47.27
	R4	4,035.7890	100.00

PARK COUNTY SCHOOL DIST 6 403 B	R2	1,289.6320	20.70
717 17TH ST STE 1300
DENVER CO 80202-3304

WALLENPAUK AREA SCHOOL PA 403 B	R2	314.3200	5.04
717 17TH ST STE 1300
DENVER CO 80202-3304

ALERUS FINANCIAL FBO	R3	2,299.5880	27.02
ALERUS FINANCIAL FBO ACTION PAWN 401(K) PSP
PO BOX 64535
SAINT PAUL MN 55164-0535

DALLASTOWN AREA SD (PA) 403(B)	R3	1,305.6620	15.34
717 17TH ST STE 1300
DENVER CO 80202-3304

Schedule F-19

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS EQUITY OPPORTUNITIES FUND

PERSHING LLC	A	855,389.3230	12.50
1 PERSHING PLZ	B	45,032.9730	9.47
JERSEY CITY NJ 07399-0002	C	304,710.1360	8.53
	I	271,832.5240	7.29

MORGAN STANLEY SMITH BARNEY	A	367,077.6310	5.37
HARBORSIDE FINANCIAL CENTER	B	25,717.0180	5.41
PLAZA 2 3RD FLOOR	C	338,015.9110	9.47
JERSEY CITY NJ 07311	I	671,502.7710	18.00

KENNETH C ANDREWS FBO	R1	3,917.1320	44.01
K & A RADIOLOGIC TECHNOLOGY SE 401K PSP & TRUST
6400 COLLAMER RD
EAST SYRACUSE NY 13057-1032

INDIAN PRAIRIE SD #204 403 B PLAN	R1	1,524.4360	17.13
717 17TH ST STE 1300
DENVER CO 80202-3304

GREENVILLE CITY SCHOOLS (TN) 403(B)	R1	687.2690	7.72
717 17TH ST STE 1300
DENVER CO 80202-3304

CHIRON AMERICA INC 401(K) PROFIT SHARING PLAN	R2	11,692.3980	20.80
100 MAGELLAN WAY
COVINGTON KY 41015-1999

ROBERT J NICKLES INC EMPLOYEES’	R2	6,322.7960	11.25
717 17TH ST STE 1300
DENVER CO 80202-3304

ADP ACCESS PRODUCT	R2	6,132.1910	10.91
1 LINCOLN ST
BOSTON MA 02111-2900

UNITED AUDIT SYSTEMS SAVINGS & INVESTMENT PLAN	R3	19,347.8370	36.53
100 MAGELLAN WAY
COVINGTON KY 41015-1999

BREAKAWAY TECHNOLOGIES, INC. 401(K) PLAN	R3	6,594.9260	12.45
100 MAGELLAN WAY
COVINGTON KY 41015-1999

GEORGE WASHINGTON MEMORIAL PARK	R3	5,758.9150	10.87
PROFIT SHARING 401(K) PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

ESSEX ORTHOPAEDICS & OPTIMA SPORTS MEDICINE, PLLC	R3	5,606.6410	10.59
100 MAGELLAN WAY
COVINGTON KY 41015-1999

JOHN YOUNGBLOOD MOTOR’S SALARY	R3	2,877.0820	5.43
SAVINGS & PROFIT SHARING PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

LINCOLN RETIREMENT SERVICES COMPANY	R6	89,872.3650	27.12
FBO TITLE GUARANTY OF HAWAII 401K
PO BOX 7876
FORT WAYNE IN 46801-7876

Schedule F-20

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GEORGIA MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	362,557.1460	6.47
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

PERSHING LLC	B	6,349.9930	5.73
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

MFS GLOBAL ALTERNATIVE STRATEGY FUND

PERSHING LLC	A	2,159,504.5410	19.66
1 PERSHING PLZ	B	62,167.9890	7.34
JERSEY CITY NJ 07399-0002	C	317,829.8550	7.38

MORGAN STANLEY SMITH BARNEY	C	372,957.0950	8.66
HARBORSIDE FINANCIAL CENTER	I	4,799,739.2970	14.50
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

BOK TTEE JACKSON WALKER QRP FBO	R1	8,709.0160	25.80
SHELLY BELL JACKSON WALKER QRP
PO BOX 2180
TULSA OK 74101-2180

NORWALK PUBLIC SCHOOLS (CT) 403(B)	R1	3,860.0780	11.43
717 17TH ST STE 1300
DENVER CO 80202-3304

INDIAN PRAIRIE SD #204 403 B PLAN	R1	2,267.6160	6.72
717 17TH ST STE 1300
DENVER CO 80202-3304

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	4,948.7180	14.66
111 HUNTINGTON AVENUE	R3	4,816.5260	5.23
BOSTON MA 02199-7632

WEST KNOX UTILITY DISTRICT DB	R2	52,732.8660	39.99
PO BOX 1090
PARIS TN 38242-1090

KNOX CHAPMAN UTILITY DISTRICT	R2	41,899.2130	31.78
PO BOX 1090
PARIS TN 38242-1090

TEAM VELOCITY MARKETING LLC 401(K) PLAN	R2	10,048.3480	7.62
100 MAGELLAN WAY
COVINGTON KY 41015-1999

ECONOMIC DEVELOPMENT GROWTH 401(K)	R3	6,813.1170	7.40
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

AMERITAS LIFE INSURANCE CORP	R3	4,664.3450	5.07
5900 O ST
LINCOLN NE 68510-2234

OXFORD NETWORKS 401(K) & PROFIT SHARING PLAN	R4	9,011.3760	39.25
100 MAGELLAN WAY
COVINGTON KY 41015-1999

KORUM AUTOMOTIVE GROUP INC SALARY DEFERRAL 401(K) PLAN	R4	6,327.5680	27.56
100 MAGELLAN WAY
COVINGTON KY 41015-1999

Schedule F-21

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL ALTERNATIVE STRATEGY FUND – continued

ASCENSUS TRUST COMPANY FBO	R4	4,354.5010	18.97
DESIGN NET ENGINEERING LLC 401(K) P
PO BOX 10758
FARGO ND 58106-0758

DWS TRUST CO TTEE	R4	3,173.3430	13.82
FBO GRACE CHAPEL INC 403B PLAN
PO BOX 1757
SALEM NH 03079-1143

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R6	103,170.0530	18.33
QUALIFIED EMPLOYEE PLANS (401K) FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

CAP REG ORTHO PS	R6	65,445.1830	11.63
PO BOX 48529
ATLANTA GA 30362-1529

MFS GLOBAL BOND FUND

PERSHING LLC	A	93,890.3010	6.54
1 PERSHING PLZ	B	14,138.7610	10.84
JERSEY CITY NJ 07399-0002	C	20,942.4320	8.09
	I	100,197.7300	27.20

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	5,961.6250	69.41
111 HUNTINGTON AVENUE	R2	5,998.0630	73.51
BOSTON MA 02199-7632	R3	6,016.1430	62.41
	R4	6,027.3030	100.00

SELECT CONSTRUCTION CO INC 401K PSP & TRUST	R1	2,068.9360	24.09
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

HASTINGS PUBLIC SCHOOLS ISD200 403B	R2	483.4390	5.92
717 17TH ST STE 1300
DENVER CO 80202-3304

AYS STAFFING INC 401K PSP & TRUST	R2	629.8910	7.72
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

SUMMIT ENGINEERING CORPORATION 401(K) PLAN	R3	3,533.1090	36.65
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MFS MODERATE ALLOCATION FUND	R6	33,602,280.8320	47.60
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOC FUND	R6	16,983,627.3930	24.06
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	11,179,319.8380	15.84
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

Schedule F-22

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL BOND FUND – continued

MFS LIFETIME INCOME FUND	R6	3,583,425.5220	5.08
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GLOBAL EQUITY FUND

PERSHING LLC	A	1,098,010.7170	6.07
1 PERSHING PLZ	B	116,191.1970	15.25
JERSEY CITY NJ 07399-0002	C	459,008.3760	9.43

MORGAN STANLEY SMITH BARNEY	C	632,918.1380	13.01
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

MASSMUTUAL	R1	68,456.9540	65.72
PO BOX 48529
ATLANTA GA 30362-1529

VOYA RETIREMENT INS & ANNUITY CO	R2	432,001.8450	30.66
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

MASSMUTUAL	R2	339,435.2230	24.09
PO BOX 48529	R4	235,670.1010	7.38
ATLANTA GA 30362-1529

GREAT-WEST TRUST COMPANY LLC TTEE F	R3	462,070.9510	18.47
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

TAYNIK & CO	R3	177,035.5200	6.49
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	1,316,093.8290	41.75
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R6	2,467,140.7950	35.49
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN	R4	190,180.0450	7.48
764 WAYNE COUNTY
28 W ADAMS AVE STE 1900
DETROIT MI 48226-1610

US BANK NATIONAL ASSOCIATION	R6	3,243,124.0290	35.49
1555 N RIVER CENTER DR STE 302
MILWAUKEE WI 53212-3958

ALASKA ELECTRICAL PENSION FUND	R6	2,839,268.5900	17.07
2600 DENALI ST STE 200
ANCHORAGE AK 99503-2782

FBO BANK OF AMERICA N A FBO	R6	1,923,469.5560	11.56
KPMG PAR & PRSP COLLECTIVE TRUST DV
PO BOX 92994
CHICAGO IL 60675-2994

Schedule F-23

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL GROWTH FUND

MASSMUTUAL	A	421,564.1850	8.06
PO BOX 48529	R1	20,937.6570	75.17
ATLANTA GA 30362-1529

PERSHING LLC	A	308,407.9240	5.90
1 PERSHING PLZ	B	12,633.9710	7.93
JERSEY CITY NJ 07399-0002	C	25,556.6600	5.68

MORGAN STANLEY SMITH BARNEY	C	33,968.3260	7.56
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	1,860.5480	6.68
111 HUNTINGTON AVENUE	R4	1,643.9090	10.65
BOSTON MA 02199-7632

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	16,209.5710	13.15
FBO AZRAEL, FRANZ, SCHWAB & LIPOWITZ
PROFIT SHARING TRUST
100 MAGELLAN WAY
COVINGTON KY

GREAT-WEST TRUST COMPANY LLC TTEE F	R3	9,929.1930	8.04
EMPLOYEE BENEFITS CLIENTS 401K	R4	6,826.6790	44.24
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

IONIC CAPITAL MANAGEMENT LLC 401K	R3	7,191.5710	5.82
PO BOX 10758
FARGO ND 58106-0758

MACHINE SPECIALTIES INC 401(K)	R3	6,177.9180	5.00
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

NATIONWIDE TRUST COMPANY, FSB	R4	5,780.0870	37.46
C/O IPO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MFS GLOBAL HIGH YIELD FUND

PERSHING LLC	A	2,808,149.7000	7.35
1 PERSHING PLZ	B	245,295.4770	9.87
JERSEY CITY NJ 07399-0002	C	1,161,022.6260	10.66
	R2	2,922.5530	8.48

MASSACHUSETTS FINANCIAL SERVICES CO	R1	8,724.1850	43.10
111 HUNTINGTON AVENUE	R2	8,765.1180	25.42
BOSTON MA 02199-7632

ANN ARBOR PUBLIC SCHOOL (MI) 403(B)	R1	6,509.6400	32.16
717 17TH ST STE 1300
DENVER CO 80202-3304

STRATFORD METAL FINISHING INC. 401	R2	2,749.4340	7.98
717 17TH ST STE 1300
DENVER CO 80202-3304

FARMINGTON AREA ISD #192 MN 403B	R2	2,188.5130	6.35
717 17TH ST STE 1300
DENVER CO 80202-3304

Schedule F-24

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL HIGH YIELD FUND – continued

BELLEVILLE SCHOOL DISTRICT # 118	R2	1,974.9850	5.73
717 17TH ST STE 1300
DENVER CO 80202-3304

GARY SCHAFFEL TTEE	R2	5,608.4490	16.27
SCHAFFEL DEVELOPMENT COMPANY INC
15235 BURBANK BLVD STE C
SHERMAN OAKS CA 91411-3553

RICHARD S HOROWITZ	R2	4,861.4440	14.10
8635 W 3RD ST STE 885
LOS ANGELES CA 90048-6170

PEDIATRIC DENTISTRY OF N ILLIONOIS	R2	3,347.4890	9.71
PO BOX 10758
FARGO ND 58106-0758

PIMS/PRUDENTIAL RETPLAN	R3	1,263,504.7040	90.64
NOMINEE TRUSTEE CUSTODIAN
768 EMPLOYERS MUTUAL CASUALTY
717 MULBERRY ST
DES MOINES IA 50309-3872

NATIONWIDE TRUST COMPANY, FSB	R4	161,141.4700	14.11
C/O IPO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

GREAT-WEST TRUST CO LLC TRUSTEE	R4	82,633.1810	11.18
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

VOYA RETIREMENT INS & ANNUITY CO	R6	56,909.6150	8.33
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

MFS GLOBAL MULTI-ASSET FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	5,834.6670	7.79
111 HUNTINGTON AVENUE	I	1,317,174.6440	89.62
BOSTON MA 02199-7632	R1	5,821.3330	76.57
	R2	5,740.4320	90.83
	R4	5,688.3200	100.00
	R6	5,687.4810	7.88

MFS HERITAGE TRUST CO TTEE	B	3,757.0050	5.01
ANTHONY LANDRY
A & A PAINT AND BODY SIMPLE PLAN
4716 CREIGHTON DR
NEW IBERIA LA 70560-0255

PERSHING LLC	C	14,687.5530	8.80
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

SCOTT P HILL	C	9,879.9640	5.92
21902 W FIREMIST CT
CYPRESS TX 77433-3524

TAHLEQUAH PUBLIC SCHOOLS 403(B)	R1	1,781.1880	23.43
717 17TH ST STE 1300
DENVER CO 80202-3304

Schedule F-25

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL MULTI-ASSET FUND – continued

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN	R3	77,721.6110	56.92
FARACI LANGE LLP 401K PLAN
28 E MAIN ST STE 1100
ROCHESTER NY 14614-1916

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN	R3	55,732.3070	40.81
GIVENS 401K SAVINGS &
1720 S MILITARY HWY
CHESAPEAKE VA 23320-2612

MFS GLOBAL NEW DISCOVERY FUND

PERSHING LLC	A	34,977.2570	5.03
1 PERSHING PLZ	B	4,825.7240	6.08
JERSEY CITY NJ 07399-0002	C	39,549.7950	12.25

MARK G WORISCHECK & TRACY L WORISCHECK TTEES	C	18,929.5730	5.86
THE WORISCHECK FAMILY REVOCABLE LIVING TRUST
1841 E ROCKY SLOPE DR

DAVID A ANTONELLI	I	30,351.0340	8.03
LISA M ANTONELLI JTWROS
111 HUNTINGTON AVENUE
BOSTON MA 02199-763

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	3,468.3670	78.96
111 HUNTINGTON AVENUE	R2	3,399.3360	56.61
BOSTON MA 02199-7632	R3	3,367.3300	64.29
	R4	3,337.4660	100.00

CITY OF MONTESANO WA 457 B PLAN	R2	652.9970	10.87
717 17TH ST STE 1300
DENVER CO 80202-3304

PAI TRUST COMPANY INC	R2	480.3940	8.00
NEWFANE DESIGN, INC 401(K) P/S PLA
1300 ENTERPRISE DR
DE PERE WI 54115-4934

MANGANO LAW OFFICES CO LPA 401K	R3	1,153.9690	22.03
217576
PO BOX 10758
FARGO ND 58106-0758

SOUTH BEND COMMUNITY SCH CORP 403B	R3	342.8330	6.55
717 17TH ST STE 1300
DENVER CO 80202-3304

MFS GLOBAL REAL ESTATE FUND

PERSHING LLC	A	177,131.9500	17.35
1 PERSHING PLZ	B	20,676.1200	18.28
JERSEY CITY NJ 07399-0002	C	63,597.4940	22.01
	I	842,294.9130	28.55
	R3	1,243.4700	5.61

URSULA HIRSCHMANN IRA	B	6,093.7710	5.39
H HIRSCHMANN LTD SIMPLE PLAN
792 OXBOW RD
PITTSFORD VT 05763-9835

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	5,192.1080	74.15
111 HUNTINGTON AVENUE	R2	5,186.7220	20.49
BOSTON MA 02199-7632	R3	5,186.7220	23.42
	R4	5,186.7220	6.62

Schedule F-26

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL REAL ESTATE FUND – continued

LISLE COMMUNITY UNIT SD 202 403(B)	R1	1,268.6190	18.12
717 17TH ST STE 1300
DENVER CO 80202-3304

CSL CAPITAL MANAGEMENT LLC 401K P	R2	9,136.2340	36.09
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

GREGORY GLODEK FBO	R2	6,318.8150	24.96
TOUCH TONE COMMUNICATIONS INC 401(K
16 S JEFFERSON RD
WHIPPANY NJ 07981-1047

MASS MUTUAL LIFE INSURANCE CO	R2	1,635.2720	6.46
1295 STATE ST
SPRINGFIELD MA 01111-0001

GREAT-WEST TRUST CO LLC	R3	15,518.0110	70.06
TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

WILLIAM CARTER CO DCP	R4	54,468.0860	69.54
PO BOX 52129
PHOENIX AZ 85072-2129

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	16,361.5710	20.8
QUALIFIED EMPLOYEE
PLANS (401K) FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C		9
COVINGTON KY

MFS GLOBAL TOTAL RETURN FUND

PERSHING LLC	A	3,347,999.5800	6.78
1 PERSHING PLZ	B	401,665.3780	12.42
JERSEY CITY NJ 07399-0002	C	1,618,425.8820	7.53

MORGAN STANLEY SMITH BARNEY	C	2,705,342.7380	12.58
HARBORSIDE FINANCIAL CENTER	I	2,312,293.5350	7.31
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

MASSMUTUAL	R1	63,038.7990	35.99
PO BOX 48529	R2	118,052.2740	9.05
ATLANTA GA 30362-1529

FLORESTONE PRODUCTS CO A CORP	R1	49,983.1740	28.54
401 K PROFIT SHARING PLAN & TRUST
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

BOB HIGBY FBO	R1	14,685.6990	8.39
INDEPENDENT AGRIBUSINESS 401K PSP & TRUST
7108 N FRESNO ST STE 150
FRESNO CA 93720-2960

VOYA RETIREMENT INS & ANNUITY CO	R2	81,484.6740	6.25
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

GREAT-WEST TRUST CO LLC	R3	158,704.2110	14.75
TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	R4	113,768.3560	36.48
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

Schedule F-27

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL TOTAL RETURN FUND – continued

LINCOLN RETIREMENT SERVICES CO	R3	123,609.4070	12.40
FBO JEWISH HOME LIFECARE 403B
PO BOX 7876
FORT WAYNE IN 46801-7876

WISLER PEARLSTINE, LLP 401(K) PROFIT SHARING PLAN	R3	121,998.4240	11.59
100 MAGELLAN WAY
COVINGTON KY 41015-1999

RELIANCE TRUST CO TRUSTEE E ERN	R3	92,902.3830	8.64
RE SEARCH GROUP INC CASH& DEFERRED PS PLAN UA 01/01/84
110 HARTWELL AVE
LEXINGTON MA 02421-3118

ASCENSUS TRUST COMPANY FBO	R3	61,014.0520	5.67
MANAGEMENT EMPLOYMENT LLC 401K SA
PO BOX 10758
FARGO ND 58106-0758

PIMS/PRUDENTIAL RETIREMENT	R3	64,298.8870	5.98
AS NOMINEE FOR THE TTEE/CUST PL 763
CUMMINS NORTHEAST EMPLOYEE
30 BRAINTREE HILL OFFICE PARK SUITE 101
BRAINTREE MA 02184-8751

MFS GOVERNMENT SECURITIES FUND

PERSHING LLC	A	5,792,755.5110	8.05
1 PERSHING PLZ	B	229,153.9730	11.21
JERSEY CITY NJ 07399-0002	C	541,577.5790	11.49

MASS MUTUAL LIFE INSURANCE CO	R1	60,304.9560	17.15
ATTN RS FUND OPERATIONS	R2	711,185.1860	6.07
1295 STATE ST	R3	1,678,615.2880	16.72
SPRINGFIELD MA 01111-0001

HARTFORD LIFE INS CO	R2	8,711,916.1810	74.40
ATTN UIT OPERATIONS	R3	4,877,512.9490	48.59
PO BOX 2999
HARTFORD CT 06104-2999

TAYNIK & CO	R3	566,309.1840	5.64
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

STATE STREET BANK TRUST CO	R4	605,227.3160	9.08
TRUSTEE VARIOUS RETIREMENT PLANS
4 MANHATTANVILLE RD
PURCHASE NY 10577-2139

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	464,574.1180	6.97
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS MODERATE ALLOCATION FUND	R6	59,213,931.6770	57.02
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

Schedule F-28

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GOVERNMENT SECURITIES FUND – continued

MFS CONSERVATIVE ALLOC FUND	R6	29,944,147.8190	28.83
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS LIFETIME INCOME FUND	R6	6,287,396.3550	6.05
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND

PERSHING LLC	A	10,977,184.8130	7.37
1 PERSHING PLZ	B	1,548,386.7300	11.72
JERSEY CITY NJ 07399-0002	C	4,422,040.6330	8.32

MORGAN STANLEY SMITH BARNEY	I	802,517.6890	13.68
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

VOYA RETIREMENT INS & ANNUITY CO	R2	1,794,303.9730	17.51
1 ORANGE WAY B3N	R3	627,380.8220	5.02
WINDSOR CT 06095-4773

MASSMUTUAL	R3	5,347,581.4000	42.79
PO BOX 48529
ATLANTA GA 30362-1529

GREAT-WEST TRUST COMPANY LLC TTEE F	R3	746,315.3460	5.97
EMPLOYEE BENEFITS CLIENTS 401K	R4	1,305,382.6680	11.42
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

TAYNIK & CO	R3	868,056.5990	6.95
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	1,363,141.3830	11.93
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

STATE STREET BANK TRUST CO	R4	1,080,053.2400	9.45
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

MFS GROWTH FUND

PERSHING LLC	A	3,175,951.2860	5.31
1 PERSHING PLZ	B	159,591.4510	7.49
JERSEY CITY NJ 07399-0002	C	744,313.4220	7.63

MORGAN STANLEY SMITH BARNEY	C	777,780.9580	7.97
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

HARTFORD LIFE INS CO	R2	680,573.7320	27.33
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

Schedule F-29

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GROWTH FUND – continued

STATE STREET BANK TRUST CO	R3	576,084.9880	7.82
TTEE VARIOUS RETIREMENT PLANS	R4	653,645.8830	7.07
440 MAMARONECK AVE
HARRISON NY 10528-2418

GREAT-WEST TRUST CO LLC
FBO RECORDKEEPING FOR VARIOUS
BENEFIT PL OMNIPUTNAM
C/O MUTUAL FUND TRADING
8525 E ORCHARD RD	R3	451,094.0020	10.94
GREENWOOD VLG CO 80111-5002

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	1,182,908.9620	12.80
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

GREAT-WEST TRUST COMPANY LLC TTEE F	R4	515,742.1030	5.58
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

NATIONWIDE TRUST CO FSB	R4	1,578,307.7600	17.08
FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MFS GROWTH ALLOCATION FUND	R6	7,229,314.4380	22.51
ATTN LCC 3RD FLOOR MFS GROUP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	6,259,146.0950	19.49
ATTN LCC 3RD FLOOR MFS GROUP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	R6	2,743,987.2410	8.54
ATTN LCC 3RD FLOOR MFS GROUP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOC FUND	R6	2,354,361.5590	7.33
ATTN LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS HIGH INCOME FUND

ANTHONY NGUYEN	529B	18,703.9990	18.38
239 BARCLAY CIR
CHELTENHAM PA 19012-1031

TAMARA J BYBEE	529B	13,083.4440	12.86
3152 SHAY WAY
NYSSA OR 97913-5051

DAVID J SORIANO	529B	5,916.6620	5.82
PO BOX 695
WELCHES OR 97067-0695

Schedule F-30

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS HIGH INCOME FUND – continued

MARY B LINDSTROM	529B	5,833.1930	5.73
6122 ROCKY MOUNTAIN DR SW
OLYMPIA WA 98512-2822

KAREN A HILLEN	529C	23,409.2560	17.83
16130 48TH AVE N
PLYMOUTH MN 55446-2052

MICHAEL YU-MEIN LEE	529C	67,208.7720	17.06
2398 S 2ND AVE
ARCADIA CA 91006-5203

PERSHING LLC	A	7,069,651.6490	5.01
1 PERSHING PLZ	B	466,534.6170	7.36
JERSEY CITY NJ 07399-0002	C	2,181,422.0840	11.42

MORGAN STANLEY SMITH BARNEY	B	555,043.8140	8.76
HARBORSIDE FINANCIAL CENTER	C	1,360,849.4690	7.12
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

SPANISH HILLS MEDICAL GROUP IN 401K PSP & TRUST	R1	26,888.4510	7.97
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

ANDREW JAMES FBO	R1	37,282.0210	11.06
ABJ MANAGEMENT, INC. 401K PLAN
855 ROUTE 146
CLIFTON PARK NY 12065-3885

MORRIS ASSOCIATES INC PROFIT SHARING 401(K) TRUST	R4	61,428.6570	53.33
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MASSACHUSETTS FINANCIAL SERVICES CO	R4	16,045.7100	13.93
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

LENTZ & GENGARO 401(K) PLAN	R4	11,427.3960	9.92
PO BOX 5508
DENVER CO 80217-5508

VIVOLI SACCUZZO LLP 401K PSP & TRUST	R4	8,556.0200	7.43
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MFS MODERATE ALLOCATION FUND	R6	88,369,803.4000	37.50
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	73,823,663.3860	31.32
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION FUND	R6	44,464,249.8060	18.87
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

Schedule F-31

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS HIGH YIELD POOLED PORTFOLIO

MFS DIVERSIFIED INCOME FUND	N/A**	110,723,592.5480	70.94
ATTN BRIAN WONSON
70 FARGO ST FL 3
BOSTON MA 02210-2126

MFS GLOBAL HIGH YIELD FUND	N/A**	30,611,782.2960	19.61
ATTN BRIAN WONSON
70 FARGO ST FL 3
BOSTON MA 02210-2126

MFS STRATEGIC INCOME FUND	N/A**	12,701,317.1840	8.14
ATTN: BRIAN WONSON
70 FARGO ST FL 3
BOSTON MA 02210-2126

MFS INFLATION ADJUSTED BOND FUND

PERSHING LLC	A	589,354.5730	12.84
1 PERSHING PLZ	B	218,955.2960	21.86
JERSEY CITY NJ 07399-0002	C	226,745.9970	19.96
	I	914,729.8660	59.69

MORGAN STANLEY SMITH BARNEY	B	53,545.9200	5.35
HARBORSIDE FINANCIAL CENTER PLAZA	C	64,019.6820	5.64
JERSEY CITY NJ 07311

MASSMUTUAL	R1	9,503.9500	31.12
PO BOX 48529	R2	30,683.7240	21.26
ATLANTA GA 30362-1529	R3	38,636.1260	18.69
INLINE AUTOMATION GROUP INC 401K PSP & TRUST	R1	6,447.3040	21.11
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	4,906.3060	16.06
111 HUNTINGTON AVENUE	R4	4,936.0830	7.47
BOSTON MA 02199-7632

ZAREMBA BROWNELL & BROWN PLL 401K PSP & TRUST	R1	3,040.6170	9.96
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

ALERUS FINANCIAL FBO	R1	2,342.9690	7.67
RAYTOWN WATER COMPANY RETPLAN
PO BOX 64535
SAINT PAUL MN 55164-0535

TAYNIK & CO	R2	37,011.3380	25.65
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

CONSULTING & FIELD SERVICES 401K PSP & TRUST	R2	7,419.1880	5.14
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

PATTERSON & CO FBO	R2	15,272.9540	10.58
NH BRAGG AND SONS
1525 W WT HARRIS BLVD
CHARLOTTE NC 28262-8522

PATTERSON & CO FBO	R3	22,374.8810	10.82
BANK OF N H
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1151

Schedule F-32

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS INFLATION ADJUSTED BOND FUND – continued

LIVING WATER RESOURCES INC 401K PSP & TRUST	R4	5,617.7840	8.50
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MFS MODERATE ALLOCATION FUND	R6	39,390,143.3620	36.68
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION FUND	R6	28,452,062.8190	26.49
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	23,436,647.3610	21.82
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS LIFETIME INCOME FUND	R6	5,970,884.9890	5.56
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND***	N/A	N/A	N/A

MFS INTERNATIONAL DIVERSIFICATION FUND

PERSHING LLC	B	196,872.1740	9.40
1 PERSHING PLZ	C	2,037,382.5040	7.06
JERSEY CITY NJ 07399-0002	I	5,700,845.1140	5.22

MORGAN STANLEY SMITH BARNEY	C	3,646,513.5880	12.63
HARBORSIDE FINANCIAL CENTER	I	7,078,692.0250	6.48
JERSEY CITY NJ 07311

KONRAD BEER DISTRIBUTOR INC PSP	R1	44,598.4170	9.93
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

STATE STREET BANK TRUST CO TTEE	R3	880,433.1010	10.03
VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

STANDARD INSURANCE COMPANY	R4	4,722,292.8560	12.54
1100 SW 6TH AVE
PORTLAND OR 97204-1093

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	10,719,794.1430	32.07
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS INTERNATIONAL GROWTH FUND

PERSHING LLC	B	18,238.3270	5.75
1 PERSHING PLZ	C	106,969.2810	7.00
JERSEY CITY NJ 07399-0002	I	3,194,596.5730	8.16

MORGAN STANLEY SMITH BARNEY	C	163,770.3660	10.72
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

Schedule F-33

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS INTERNATIONAL GROWTH FUND – continued

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN	R1	11,078.8580	12.14
800 VOLK ENTERPRISES INC /SAFETY
618 S KILROY RD
TURLOCK CA 95380-9531

HARTFORD LIFE INS CO	R2	373,249.6890	48.95
ATTN UIT OPERATIONS	R3	152,332.9910	16.13
PO BOX 2999
HARTFORD CT 06104-2999

VOYA RETIREMENT INS & ANNUITY CO	R2	46,247.9980	6.06
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

LINCOLN RETIREMENT SERVICES COMPANY	R3	104,841.7460	12.22
FBO SYLVANIA FRANCISCAN HEALTH 403B
PO BOX 7876
FORT WAYNE IN 46801-7876

GREAT-WEST TRUST COMPANY LLC TTEE F	R3	109,226.0890	11.62
EMPLOYEE BENEFITS CLIENTS 401K	R4	493,632.0140	11.43
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

UNITED OF OMAHA FOR VARIOUS RET PLAN	R4	2,834,317.8960	65.63
700 17TH ST STE 300
DENVER CO 80202-3531

MFS INT’ERNATIONAL DIVERSIFICATION FUND	R6	50,785,045.1630	64.54
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	9,281,074.3660	11.80
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	6,624,683.1500	8.42
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	R6	4,765,613.4650	6.06
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS INTERNATIONAL NEW DISCOVERY FUND

SUSAN E KERNDT	529B	347.2410	9.13
13135 EMMER PL
APPLE VALLEY MN 55124-4230

XIAOQING LI	529B	791.1170	6.94
20420 SW LEONARDO LN
BEAVERTON OR 97007-7870

SANFORD E ROBINSON	529B	581.5400	6.13
2080 SE IVON ST
PORTLAND OR 97202-1182

Schedule F-34

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS INTERNATIONAL NEW DISCOVERY FUND – continued

MACKENZIE K HARDER	529B	351.4660	6.07
6880 LEIBINGER LN
GRANITE BAY CA 95746-9364

VANESSA A WILKINS	529C	3,844.8490	10.19
69620 OLD BARN CT
SISTERS OR 97759-9644

PHILIP R TOMBAUGH	529C	1,465.2980	6.96
180 WESTWOOD RD
NEW HAVEN CT 06515-2243

SUZANNE SASSI	529C	2,539.0970	6.83
30 ESTRELLA AVE
PIEDMONT CA 94611-3920

TODD J STOLPMAN	529C	1,617.9020	6.78
4660 PINETREE CURV
EAGAN MN 55122-3700

PERSHING LLC	A	3,165,948.2900	7.13
1 PERSHING PLZ	B	41,309.5760	7.13
JERSEY CITY NJ 07399-0002	C	417,144.1840	7.19
	I	9,936,666.0310	17.38

MORGAN STANLEY SMITH BARNEY	C	425,901.7580	7.34
HARBORSIDE FINANCIAL CENTER PLAZA
JERSEY CITY NJ 07311

VOYA RETIREMENT INS & ANNUITY CO	R2	309,796.3580	16.85
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

ADP ACCESS PRODUCT	R2	185,359.5950	10.08
1 LINCOLN ST
BOSTON MA 02111-2900

AMERICAN UNITED LIFE GROUP RETIREMENT ANNUITY	R2	95,352.3410	6.02
ATTN: SEPARATE ACOUNTS
PO BOX 368
INDIANAPOLIS IN 46206-0368

AMERITAS LIFE INSURANCE CORP	R3	1,001,651.6900	18.76
5900 O ST
LINCOLN NE 68510-2234

JOHN HANCOCK TRUST COMPANY LLC	R3	773,854.0570	14.50
690 CANTON ST STE 100	R4	1,129,549.4940	10.68
WESTWOOD MA 02090-2324

CHARLES SCHWAB & CO INC	R4	2,004,405.9310	18.95
SPECIAL CUSTODY ACCOUNT
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	887,013.2440	8.39
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

Schedule F-35

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS INTERNATIONAL NEW DISCOVERY FUND – continued

MFS INTERNATIONAL DIVERSIFICATION FUND	R6	18,613,564.1190	52.27
ATTN: LCC 3RD FL MFS GROUP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	3,420,402.0310	9.60
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION	R6	2,188,033.2530	6.14
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	2,045,815.6260	5.74
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R6	1,814,420.5840	6.03
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS INTERNATIONAL VALUE FUND

PERSHING LLC	B	151,744.1210	10.07
1 PERSHING PLZ	C	1,756,161.9200	7.84
JERSEY CITY NJ 07399-0002	I	25,283,971.3280	8.04

MORGAN STANLEY SMITH BARNEY	I	27,992,389.1460	8.90
HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

TAYNIK & CO	R1	33,838.1370	9.08
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MASS MUTUAL LIFE INSURANCE CO	R1	24,200.7680	6.49
1295 STATE ST
SPRINGFIELD MA 01111-0001

HARTFORD LIFE INS CO	R2	1,749,570.9990	15.61
PO BOX 2999
HARTFORD CT 06104-2999

VOYA RETIREMENT INS & ANNUITY CO	R2	1,747,626.2560	15.59
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

ADP ACCESS PRODUCT	R2	1,034,307.8320	9.23
1 LINCOLN ST
BOSTON MA 02111-2900

GREAT-WEST TRUST COMPANY LLC TTEE F	R2	596,823.4600	5.81
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

TRANSAMERICA LIFE INS COMPANY	R3	2,148,273.5730	6.26
1150 S OLIVE ST
LOS ANGELES CA 90015-2211

Schedule F-36

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS INTERNATIONAL VALUE FUND – continued

CHARLES SCHWAB & CO INC	R3	2,889,702.1340	8.42
SPECIAL CUSTODY ACCOUNT	R4	3,067,873.3850	10.06
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

HARTFORD LIFE INS CO	R3	2,129,587.6060	6.20
PO BOX 2999
HARTFORD CT 06104-2999

STATE STREET BANK TRUST CO	R4	1,666,518.7330	5.46
TTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	4,351,793.8830	14.27
QUALIFIED EMPLOYEE
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS INT’L DIVERSIFICATION FUND	R6	37,472,150.1100	37.23
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	6,895,905.9390	6.85
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS LIFETIME 2020 FUND

PERSHING LLC	A	293,508.2240	8.00
1 PERSHING PLZ	B	57,021.4940	12.75
JERSEY CITY NJ 07399-0002	C	110,581.3700	8.36

MASSMUTAL	R1	193,268.4980	67.54
PO BOX 48529
ATLANTA GA 30362-1529

ASCENSUS TRUST CO FBO	R1	20,313.6950	7.10
SOLCON 401(K) PLAN 687284
PO BOX 10758
FARGO ND 58106-0758

MATTHEW ROWLAND FBO	R1	14,609.5750	5.11
TRINITY CHURCH DALLAS 401K PSP & TRUST
4300 COLE AVE
DALLAS TX 75205-4440

JOHN HANCOCK TRUST COMPANY LLC	R2	1,602,970.2040	29.12
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MAINES PAPER & FOOD SERVICE INC. 40	R3	600,476.7840	10.59
1(K) SAVINGS AND PROFIT SHARING PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	453,501.2150	8.00
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	7,477,349.9290	57.19
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

Schedule F-37

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2020 FUND – continued

TAYNIK & CO	R3	419,112.1910	7.39
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

INTRUST EB R/R	R4	3,746,642.3750	28.66
PO BOX 48529
ATLANTA GA 30362-1529

MFS LIFETIME 2025 FUND

RELIANCE TRUST CO FBO	A	119,773.2430	10.90
RETIREMENT PLANS SERVICED BY METLIF
C/O FASCORE LLC
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

PERSHING LLC	A	110,516.6720	10.06
1 PERSHING PLZ	B	13,776.4980	12.73
JERSEY CITY NJ 07399-0002	C	27,131.2180	11.08

DEBORAH A SAMUELS IRA	B	9,683.1990	8.94
CROSSROADS FOR KIDS SIMPLE PLAN
135 BOATWRIGHTS LOOP
PLYMOUTH MA 02360-6638

IRA A/C STEPHEN L HAMMONDS	B	8,613.6830	7.96
8485 HIGHWAY 10 S
LAWNDALE NC 28090-8206

IRA R/O CHARLENE R REINEKE	C	14,916.8830	6.09
691 ELLIOTTS LANE
WHEELING WV 26003-7379

OPEN MRI OF ALLENTOWN LLC 401(K) PR	R1	1,459.5790	13.69
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

SERVICE FIRST RESTORATION & RE 401(K)	R1	1,244.8620	11.68
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	4,350.6590	40.82
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

SUNTWIST CORPORATION 401(K)	R1	1,357.8800	12.74
RETIREMENT PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MASS MUTUAL LIFE INSURANCE CO	R2	563,545.7970	40.05
1295 STATE ST	R3	297,775.6740	11.9
SPRINGFIELD MA 01111-0001

WHOLESALE DOORS INC 401K PS PLA	R2	98,513.4750	7.00
6 RHOADS DR STE 7
UTICA NY 13502-6317

JOHN HANCOCK TRUST COMPANY LLC	R2	90,735.3930	6.45
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

Schedule F-38

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2025 FUND – continued

MAINES PAPER & FOOD SERVICE INC. 401(K)	R3	546,860.4010	21.89
SAVINGS AND PROFIT SHARING PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

TAYNIK & CO	R3	215,994.7850	8.64
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	506,809.2390	20.28
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	7,945,677.9780	81.86
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS LIFETIME 2030 FUND

PERSHING LLC	A	304,242.2190	8.86
1 PERSHING PLZ	B	67,625.2740	11.50
JERSEY CITY NJ 07399-0002	C	87,289.6850	7.95

MORGAN STANLEY SMITH BARNEY	C	85,180.1160	7.76
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

JOHN HANCOCK TRUST COMPANY LLC	R2	2,468,400.7960	36.19
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MASS MUTUAL LIFE INSURANCE CO	R2	410,671.2540	6.02
ATTN RS FUND OPERATIONS
1295 STATE ST
SPRINGFIELD MA 01111-0001

MAINES PAPER & FOOD SERVICE INC. 40	R3	587,316.3110	8.60
1(K) SAVINGS AND PROFIT SHARING PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	623,877.6110	9.14
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	8,242,225.9520	57.63
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

RELIANCE TRUST CO FBO	R4	3,933,310.7540	27.50
INTRUST EB R/R
PO BOX 48529
ATLANTA GA 30362-1529

MFS LIFETIME 2035 FUND

PERSHING LLC	A	124,920.8500	17.63
1 PERSHING PLZ	B	6,943.2800	7.16
JERSEY CITY NJ 07399-0002	C	20,021.4410	14.12

RELIANCE TRUST CO FBO	A	111,822.6680	15.79
RETIREMENT PLANS SERVICED BY METLIF
C/O FASCORE LLC
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

STEPHEN LOMANNO IRA	B	9,755.4230	10.06
LUCA DEBLASIO & CO INC SIMPLE PLAN
20 AZALEA CIR
READING MA 01867-2771

Schedule F-39

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2035 FUND – continued

IRA R/O MICHELLE E FLETCHER	B	4,996.5840	5.15
39 PILGRIM RD
NATICK MA 01760-3225

SERVICE FIRST RESTORATION & RE 401(K)	R1	7,451.8940	29.48
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

REVERSE MORTGAGE CORP 401(K)	R1	4,816.2490	19.05
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

G BOPP USA INC 401K PS	R1	2,526.1800	9.99
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

BEE FRESH FLOWERS 401K PROFIT SHA	R1	838.2450	3.32
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	4,145.0630	16.40
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

MASS MUTUAL LIFE INSURANCE CO	R2	326,311.8880	35.47
1295 STATE ST	R3	236,478.3040	10.99
SPRINGFIELD MA 01111-0001

JOHN HANCOCK TRUST COMPANY LLC	R2	125,317.2520	13.62
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MINDJET LLC	R2	46,699.6570	5.08
100 MAGELLAN WAY
COVINGTON KY 41015-1987

MAINES PAPER & FOOD SERVICE INC. 40	R3	212,342.2870	9.87
1(K) SAVINGS AND PROFIT SHARING PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

AXIOM GLOBAL, INC.	R3	192,676.9120	8.96
100 MAGELLAN WAY
COVINGTON KY 41015-1999

PREFERRED HOTEL GROUP INC	R3	133,536.3380	6.21
401(K) PROFIT SHARING PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

PIMS/PRUDENTIAL RETPLAN	R3	166,892.0970	7.76
NOMINEE TRUSTEE CUSTODIAN
010 IBEW LOCAL UNION NO 716
8441 GULF FWY
HOUSTON TX 77017-5000

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	507,791.8730	23.61
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	6,498,469.7260	83.97
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

Schedule F-40

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2040 FUND

PERSHING LLC	A	139,037.9060	6.56
1 PERSHING PLZ	B	29,102.5730	9.23
JERSEY CITY NJ 07399-0002	C	62,733.6360	8.65

VOYA INSTITUTIONAL TRUST COMPANY	A	109,551.7580	5.17
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

HOWARD CHEN FBO	R1	22,887.9660	7.41
PICKETT CHEN & COMPANY INC 401K PSP & TRUST
16411 SCIENTIFIC STE 100
IRVINE CA 92618-4358

JOHN HANCOCK TRUST COMPANY LLC	R2	1,882,787.0000	38.22
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MASSMUTUAL	R2	1,025,893.1260	20.82
PO BOX 48529	R4	486,677.9620	3.85
ATLANTA GA 30362-1529

MASS MUTUAL LIFE INSURANCE CO	R2	256,721.5320	5.21
ATTN RS FUND OPERATIONS
1295 STATE ST
SPRINGFIELD MA 01111-0001

STATE STREET BANK TRUST CO TTEE	R3	238,294.5090	6.03
VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

TAYNIK & CO	R3	292,630.5810	7.40
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

INTRUST EB R/R	R4	3,936,692.0950	31.16
PO BOX 48529
ATLANTA GA 30362-1529

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	6,954,946.6760	55.04
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS LIFETIME 2045 FUND

PERSHING LLC	A	87,007.1260	20.66
1 PERSHING PLZ	B	3,821.7590	7.62
JERSEY CITY NJ 07399-0002

RELIANCE TRUST CO FBO	A	44,105.6600	10.47
RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

MORGAN STANLEY SMITH BARNEY	B	5,544.1830	11.05
HARBORSIDE FINANCIAL CENTER PLAZA
JERSEY CITY NJ 07311

BB&T SECURITIES IRA CUST FBO	B	4,587.7830	9.14
DEBRA STEIMERS
9358 NC HIGHWAY 902
SILER CITY NC 27344-6827

Schedule F-41

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2045 FUND – continued

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	4,124.3970	8.22
111 HUNTINGTON AVENUE	R1	4,100.1610	24.81
BOSTON MA 02199-7632

MFS HERITAGE TRUST CO TRUSTEE	B	2,532.1680	5.05
ROTH IRA A/C BRIAN J MILLER
607 WINDSOR DR
SOLON IA 52333-9614

MFS HERITAGE TRUST CO TTEE	C	6,398.4220	5.71
WILLIAM T LESTER IRA ENGINEERING DESIGN ASSOC SIMPLE
910 E SEATTLE PL
BROKEN ARROW OK 74012-9364

MASS MUTUAL LIFE INSURANCE CO	R2	184,409.3830	37.62
1295 STATE ST	R3	71,404.7900	5.20
SPRINGFIELD MA 01111-0001

MINDJET LLC	R2	46,527.2590	9.49
100 MAGELLAN WAY
COVINGTON KY 41015-1987

JOHN HANCOCK TRUST COMPANY LLC	R2	29,543.7680	6.03
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MAINES PAPER & FOOD SERVICE INC. 401(K)	R3	164,670.8660	12.00
SAVINGS AND PROFIT SHARING PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

AXIOM GLOBAL, INC.	R3	111,884.2880	8.15
100 MAGELLAN WAY
COVINGTON KY 41015-1999

TAYNIK & CO	R3	132,613.2860	9.66
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	284,245.2250	20.71
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	4,157,752.7080	76.33
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MASSMUTUAL	R3	91,801.8210	6.69
PO BOX 48529
ATLANTA GA 30362-1529

ADP ACCESS PRODUCT	R3	69,533.2420	5.07
1 LINCOLN ST
BOSTON MA 02111-2900

BMO HARRIS BANK NA	R4	420,329.3530	7.72
FBO BANK 98 DLY RCRDKPG
ATTN:MUT FUNDS 11270 W PARK PL
MILWAUKEE WI 53224

INTRUST EB R/R	R4	276,562.5810	5.08
PO BOX 48529
ATLANTA GA 30362-1529

Schedule F-42

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2050 FUND

RELIANCE TRUST CO FBO	A	64,361.6400	10.59
RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

VOYA INSTITUTIONAL TRUST COMPANY	A	71,247.9570	11.73
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

PERSHING LLC	A	50,218.5820	8.27
1 PERSHING PLZ	B	7,016.7940	12.39
JERSEY CITY NJ 07399-0002	C	8,615.6750	6.44

MFS HERITAGE TRUST CO TRUSTEE	B	3,539.3640	6.25
IRA R/O HOLLY FORD
123 FIELDCREST DR
HENDERSONVILLE TN 37075-7000

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	3,425.8050	6.05
111 HUNTINGTON AVENUE	R1	3,432.3250	13.87
BOSTON MA 02199-7632

IRA R/O MIKE C THOMPSON	C	8,028.1380	6.01
RR 3 BOX 183A
WHEELING WV 26003-7351

MASSMUTUAL	R1	13,005.8620	52.57
PO BOX 48529
ATLANTA GA 30362-1529

COACHCRAFT AUTOBODY INC 401K PSP & TRUST	R1	1,546.5270	6.25
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MILLER-LEAMAN 401K PSP & TRUST	R1	1,544.1590	6.24
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

JOHN HANCOCK TRUST COMPANY LLC	R2	955,043.1890	56.83
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MELTWATER NEWS US1, INC.	R2	102,379.4920	6.09
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MAINES PAPER & FOOD SERVICE INC. 40 1(K)	R3	96,576.0200	6.97
SAVINGS AND PROFIT SHARING PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

AXIOM GLOBAL, INC.	R3	71,506.2830	5.16
100 MAGELLAN WAY
COVINGTON KY 41015-1999

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	180,749.1260	13.05
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	2,325,105.1570	47.19
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

TAYNIK & CO	R3	117,808.9230	8.50
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

Schedule F-43

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2050 FUND – continued

MASS MUTUAL LIFE INSURANCE CO	R3	106,274.4480	7.67
ATTN RS FUND OPERATIONS
1295 STATE ST
SPRINGFIELD MA 01111-0001

INTRUST EB R/R	R4	1,940,673.7680	39.39
PO BOX 48529	R4	1,940,673.7680	39.39
ATLANTA GA 30362-1529

MFS LIFETIME 2055 FUND

RELIANCE TRUST CO FBO	A	21,201.8450	10.54
RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

PERSHING LLC	A	14,329.4670	7.13
1 PERSHING PLZ	B	5,061.6610	20.29
JERSEY CITY NJ 07399-0002

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	4,077.6280	16.34
111 HUNTINGTON AVENUE	I	4,084.5040	5.55
BOSTON MA 02199-7632	R1	4,059.0710	47.05

IRA A/C ANDREA E CAMUT	B	1,418.8240	5.69
732 SUMMERLEA ST APT 2
PITTSBURGH PA 15232-2547

IRA A/C MEREDITH B BALLOU	B	1,359.4770	5.45
3706 DARWIN RD
DURHAM NC 27707-5306

KIM R GOODLING	B	1,336.3140	5.36
1302 BEN HUR DR
HOUSTON TX 77055-6606

SERVICE FIRST RESTORATION & RE 401(K)	R1	881.2880	10.21
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

COLLAGEN MATRIX 401(K) PROFIT SHARING	R1	502.6020	5.83
PITTSBURGH PA 15222-4228
1251 WATERFRONT PL STE 525

MELTWATER NEWS US1, INC.	R2	79,429.6720	25.98
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MINDJET LLC	R2	20,676.9640	6.76
100 MAGELLAN WAY
COVINGTON KY 41015-1987

MASS MUTUAL LIFE INSURANCE CO	R2	75,705.3260	24.76
ATTN RS FUND OPERATIONS	R3	86,498.9050	16.65
1295 STATE ST
SPRINGFIELD MA 01111-0001

RUBBER ENGINEERING & DEVELOPM 401(K)	R2	22,467.4560	7.35
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MAINES PAPER & FOOD SERVICE INC. 401(K)	R3	107,770.8760	20.75
SAVINGS AND PROFIT SHARING PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

Schedule F-44

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIFETIME 2055 FUND – continued

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	81,893.7980	15.77
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	696,279.6080	58.16
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

TAYNIK & CO	R3	31,071.3050	5.98
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

BMO HARRIS BANK NA
INTRUST EB R/R	R4	268,604.3770	22.44
PO BOX 48529
ATLANTA GA 30362-1529

MFS LIFETIME INCOME FUND

PERSHING LLC	A	1,160,991.1100	11.81
1 PERSHING PLZ	B	179,677.7220	13.06
JERSEY CITY NJ 07399-0002	C	651,218.1090	5.25
	I	315,826.2170	13.07
	R4	5,263,848.1700	6.60

MID ATLANTIC TRUST CO FBO	R1	47,916.9550	12.56
CENTER FOR PEDIATRIC THERAPY 401K
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MASSMUTUAL	R1	110,608.4060	29.00
PO BOX 48529	R2	649,470.4960	26.61
ATLANTA GA 30362-1529

NG BEACON	R1	72,516.1090	19.01
MEDICAL SVCS FBO G. PINEDA
C/O BMO HARRIS BANK NA ATTN MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280

MARSHALL MACHINERY INC 401K PSP & TRUST	R1	29,565.6420	7.75
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

JOHN HANCOCK TRUST COMPANY LLC	R2	726,585.7350	29.76
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

MASS MUTUAL LIFE INSURANCE CO	R2	184,076.8690	7.54
1295 STATE ST	R3	291,878.1710	7.47
SPRINGFIELD MA 01111-0001

TAYNIK & CO	R3	257,385.1030	6.58
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	465,055.2030	11.90
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	6,974,679.8270	69.41
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

INTRUST EB R/R	R4	1,169,243.9160	11.64
PO BOX 48529
ATLANTA GA 30362-1529

Schedule F-45

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIMITED MATURITY FUND

PERSHING LLC	A	5,263,848.1700	6.60
1 PERSHING PLZ	B	133,404.1040	12.58
JERSEY CITY NJ 07399-0002	C	1,761,291.0970	9.45

MORGAN STANLEY SMITH BARNEY	I	8,158,306.8990	21.11
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

JACALYN F BARNETT FBO	R1	9,824.0220	17.00
LAW OFFICES OF JACALYN F BARN 401K PSP & TRUST
260 MADISON AVE FL 18
NEW YORK NY 10016-2401

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	8,410.5980	14.55
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

COBRA MAG HOLDINGS LLC 401K PSP & TRUST	R1	6,487.0740	11.23
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

CARL BELT INC	R2	47,311.2530	7.94
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MIKE SHAW AUTOMOTIVE 401(K) PS PLAN	R3	55,513.5640	12.16
100 MAGELLAN WAY
COVINGTON KY 41015-1999

QVINE CORPORATION 401(K) PLAN	R3	30,492.4590	6.68
100 MAGELLAN WAY
COVINGTON KY 41015-1999

ASCENSUS TRUST COMPANY FBO	R3	68,384.7040	14.98
LEBLANC & ASSOCIATES 401K RETIRE
PO BOX 10758
FARGO ND 58106-0758

MFS CONSERVATIVE ALLOCATION FUND	R6	50,048,227.8380	57.74
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS LIFETIME INCOME FUND	R6	21,022,973.1530	24.25
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS LIFETIME 2020 FUND	R6	8,282,810.1030	9.56
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS LOW VOLATILITY EQUITY FUND

PERSHING LLC	A	181,001.1120	7.32
1 PERSHING PLZ	B	27,537.3860	17.99
JERSEY CITY NJ 07399-0002	C	45,244.6270	5.67
	I	155,470.4960	10.25

OPPENHEIMER & CO INC	B	8,432.3640	5.51
FBO VIRGIL A KILGROE (TOD)
4130 DELLBROOK DR
TAMPA FL 33624-1847

Schedule F-46

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LOW VOLATILITY EQUITY FUND – continued

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	4,537.3340	100.00
111 HUNTINGTON AVE	R2	4,189.0000	100.00
BOSTON MA 02199-7610	R3	4,197.5660	100.00
	R4	4,209.6890	100.00

SACCUCCI AUTO GROUP	R6	8,405.0190	7.68
401(K) RETIREMENT PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MFS LOW VOLATILITY GLOBAL EQUITY FUND

STEVEN R GORHAM & DOROTHY L GORHAM JT WROS	A	89,947.6410	14.02
28 HEARTHSTONE PL
ANDOVER MA 01810-5421

PERSHING LLC	B	4,729.4610	18.84
1 PERSHING PLZ	C	11,371.0070	7.76
JERSEY CITY NJ 07399-0002

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	4,714.6920	18.78
111 HUNTINGTON AVE	R1	4,698.1990	100.00
BOSTON MA 02199-7610	R2	4,717.4830	76.58
	R3	4,726.1410	100.00
	R4	4,744.4050	100.00

EMIKO DOI	B	2,652.5350	10.57
538 39TH AVE
SAN FRANCISCO CA 94121-2620

THOMAS P DATWYLER	B	1,263.9980	5.04
T & T COLLISION SIMPLE PLAN
740 REGAL RIDGE CIR
HUDSON WI 54016

JAMES A JESSEE	I	550,456.1920	27.06
111 HUNTINGTON AVENUE
BOSTON MA 02118-1208

PAI TRUST COMPANY INC	R2	1,442.3370	23.42
SALESCORE, INC 401(K) P/S PLAN
1300 ENTERPRISE DR
DE PERE WI 54115-4934

US BANK NATIONAL ASSOCIATION	R6	248,634.6460	6.32
1555 N RIVERCENTER DR STE 302
MILWAUKEE WI 53212-3958

MFS MANAGED WEALTH FUND

PERSHING LLC	A	252,046.1800	35.49
1 PERSHING PLZ	B	1,727.5670	25.07
JERSEY CITY NJ 07399-0002	C	104,788.0480	28.63

STEVEN R GORHAM & DOROTHY L GORHAM JT WROS	A	99,507.5800	14.01
28 HEARTHSTONE PL
ANDOVER MA 01810-5421

DANIEL J BOYCE SHELLEY L BOYCE JT WROS	A	50,556.1170	7.12
400 DEVEREUX DR
VILLANOVA PA 19085-1932

Schedule F-47

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS MANAGED WEALTH FUND – continued

MASSACHUSETTS FINANCIAL SERVICES COMPANY	B	5,051.2710	73.32
111 HUNTINGTON AVE	I	2,129,608.7560	49.88
BOSTON MA 02199-7610	R1	5,051.1810	100.00
	R2	5,035.5120	100.0
	R3	5,032.7510	100.00
	R4	5,044.8940	100.00

JAMES A JESSEE	I	442,134.5020	9.73
111 HUNTINGTON AVENUE
BOSTON MA 02118-1208

MFS MARYLAND MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	641,644.0100	8.20
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

RONALD L HARSHMAN & LILLIAN J HARSHMAN JTWROS	B	9,216.5560	5.53
11907 SUN VALLEY DR
HAGERSTOWN MD 21742-4378

DORA A SIMMONS	B	8,543.7070	5.12
15624 NATIONAL PIKE
HAGERSTOWN MD 21740-2138

MFS MASSACHUSETTS MUNICIPAL BOND FUND

PERSHING LLC	A	1,309,900.5570	6.69
1 PERSHING PLZ	B	22,838.3470	8.70
JERSEY CITY NJ 07399-0002

MFS MID CAP GROWTH FUND

MFS GROWTH ALLOCATION FUND	R6	29,693,003.9070	35.63
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	27,435,749.1470	32.92
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	R6	10,640,147.8630	12.77
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION FUND	R6	7,844,269.4210	9.41
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS SERVICE CENTER INC.	529B	4,189.0540	29.67
ATTN: JOSEPH LYNCH
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

ANDREA M BOUCK	529B	1,723.2040	12.20
1799 NE ROCKY DR
ROSEBURG OR 97470-5744

JERRY D ROUTH	529B	1,167.6600	8.27
133 AUGUSTA ST
HENDERSON NV 89074-1052

Schedule F-48

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS MID CAP GROWTH FUND – continued

PERSHING LLC	C	468,000.3120	10.95
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

OMNICA CORPORATION EMPLOYEES PROFIT	R2	19,709.4430	5.04
717 17TH ST STE 1300
DENVER CO 80202-3304

MASSMUTUAL	R2	138,241.6350	12.50
PO BOX 48529
ATLANTA GA 30362-1529

ASCENSUS TRUST CO FBO	R2	56,770.8420	5.13
NORTH AMERICAN ELECTRIC, INC 401(K)
PO BOX 10758
FARGO ND 58106-0758

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	177,272.3460	16.03
QUALIFIED EMPLOYEE PLANS (401K) FINOPS-IC FUNDS	R4	495,660.3810	53.17
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

STATE STREET BANK TRUST CO TTEE	R3	104,853.3460	9.48
VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

GREAT-WEST TRUST COMPANY LLC TTEE F	R4	125,613.2940	13.47
TAYLOR PORTER BROOKS & PHILLIPS LLP
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

ARBELLA 401(K) SAVINGS PLAN	R4	58,142.4590	6.24
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MFS MID CAP VALUE FUND

CHRISTOPHER TANNER	529B	916.3410	6.92
465 EUREKA DR
ESCONDIDO CA 92027-6226

MICHELLE G RAJOTTE	529B	782.7950	5.91
8717 DOWD CT
WASHINGTON TOWNSHIP OH 45458-2957

SHARYN FAURE MILLER	529B	682.3670	5.15
1150 NW COMMERCE CT
ESTACADA OR 97023-7700

PERSHING LLC	B	121,831.0490	11.98
1 PERSHING PLZ	C	693,375.9530	8.99
JERSEY CITY NJ 07399-0002	I	5,866,606.9700	14.58

AMERICAN UNITED LIFE	R3	2,117,712.5740	11.17
GROUP RETIREMENT ANNUITY
PO BOX 368
INDIANAPOLIS IN 46206-0368

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	3,416,404.4660	18.03
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	4,914,900.9160	19.34
100 MAGELLAN WAY # KW1C	R6	14,024,967.4980	11.93
COVINGTON KY 41015-1987

Schedule F-49

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS MID CAP VALUE FUND – continued

STATE STREET BANK TRUST CO	R3	961,551.7410	5.07
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

PIMS/PRUDENTIAL RETIREMENT	R4	1,626,329.9470	6.40
AS NOMINEE FOR THE TTEE/CUST PL 767
THE MGM RESORTS 401(K) SAVINGS
840 GRIER DRIVE
LAS VEGAS NV 89119-3778

MFS GROWTH ALLOCATION FUND	R6	21,431,200.6160	18.23
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	19,772,563.3780	16.82
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	R6	7,722,405.9360	6.57
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MISSISSIPPI MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	658,579.5630	7.30
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

PERSHING LLC	A	569,036.5320	6.31
1 PERSHING PLZ	B	21,791.4270	16.41
JERSEY CITY NJ 07399-0002	I	15,777.0640	5.04

MFS MODERATE ALLOCATION FUND

PERSHING LLC	A	13,479,415.8550	7.10
1 PERSHING PLZ	B	2,944,156.6450	15.94
JERSEY CITY NJ 07399-0002	C	6,652,151.0390	8.62
	I	639,317.7430	7.01

JAMES A JESSEE	I	625,642.0040	6.86
111 HUNTINGTON AVE
BOSTON MA 02199

EQUITABLE LIFE FOR SA #65 401(K)	R1	574,042.2530	26.28
500 PLAZA DR
SECAUCUS NJ 07094-3619

VOYA RETIREMENT INS & ANNUITY CO	R2	2,949,139.9440	23.57
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

STATE STREET BANK TRUST CO	R4	937,979.8260	5.91
TRUSTEE VARIOUS RETIREMENT PLANS
440 MAMARONECK AVE
HARRISON NY 10528-2418

MASSMUTUAL	R4	2,101,542.8410	13.24
PO BOX 48529
ATLANTA GA 30362-1529

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	3,315,792.8140	20.88
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

Schedule F-50

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS MODERATE ALLOCATION FUND – continued

GREAT-WEST TRUST COMPANY LLC TTEE F	R4	1,983,690.3940	12.49
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

MFS MUNICIPAL HIGH INCOME FUND

PERSHING LLC	A	11,272,614.4710	5.02
1 PERSHING PLZ	B	266,346.5450	7.77
JERSEY CITY NJ 07399-0002	C	2,950,630.8130	8.15

VALLEE & CO FBO VA	I	10,822,216.6670	5.51
C/O BMO HARRIS BANK NA ATTN MF
480 PILGRIM WAY, SUITE 1000
GREEN BAY WI 54304-5280

MFS MUNICIPAL INCOME FUND

MORGAN STANLEY SMITH BARNEY	A1	3,560,649.9060	5.91
HARBORSIDE FINANCIAL CENTER	C	1,236,702.5600	5.64
JERSEY CITY NJ 07311

PERSHING LLC	A1	3,143,742.6480	5.22
1 PERSHING PLZ	B	362,573.7000	12.33
JERSEY CITY NJ 07399-0002	B1	2,064.1480	9.52
	C	2,499,682.9110	11.40
	I	5,197,119.1700	7.52

RONALD M O DORNE & MARY L O DORNE JTWROS	B1	5,008.5910	23.10
350 CALLOWAY DR UNIT 214A
BAKERSFIELD CA 93312-2994

ALLEN W WHIRLEY	B1	1,785.7400	8.24
706 NW 9TH ST
GRAND RAPIDS MN 55744-2336

KATHLEEN A GANCY IRA	B1	1,334.4000	6.15
CJ THEATERS INC SIMPLE PLAN
614 MOREWOOD AVE
PITTSBURGH PA 15213-2910

FIONA ANTHONY PILLAI & DANIEL PFEIFER EXS	B1	1,301.7030	6.00
EST J MASSYNGBAERDE FORD
53600 IRONWOOD RD
SOUTH BEND IN 46635-1503

MFS MUNICIPAL LIMITED MATURITY FUND

MORGAN STANLEY SMITH BARNEY	A	5,954,687.1880	6.74
HARBORSIDE FINANCIAL CENTER	C	1,386,352.8510	8.16
JERSEY CITY NJ 07311	I	9,878,318.0260	10.70

PERSHING LLC	A	4,846,349.8640	5.48
1 PERSHING PLZ	B	20,637.5340	10.11
JERSEY CITY NJ 07399-0002	C	858,248.2270	5.05
	I	9,651,133.7900	10.46

MFS NEW DISCOVERY FUND

DIANE G EMR	529B	764.6390	10.36
62 VENETIAN DR
LK HOPATCONG NJ 07849-2220

Schedule F-51

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS NEW DISCOVERY FUND – continued

PERSHING LLC	A	1,092,239.5520	6.93
1 PERSHING PLZ	C	362,570.7740	9.19
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	C	311,621.8980	7.90
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

STRAFE & CO	I	276,001.7080	6.63
FBO J S GUGGENHEIM MEM FDTN-FELLOW
PO BOX 6924
NEWARK DE 19714-6924

HARTFORD LIFE INS CO	R2	561,042.8760	39.19
PO BOX 2999	R3	608,182.0450	27.80
HARTFORD CT 06104-2999

MASS MUTUAL LIFE INSURANCE CO	R2	75,155.2860	5.25
1295 STATE ST
SPRINGFIELD MA 01111-0001

LINCOLN RETIREMENT SERVICES COMPANY	R3	216,995.5790	9.92
FBO ADVENTIST HEALTHCARE 403B
PO BOX 7876
FORT WAYNE IN 46801-7876

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	R3	166,596.0020	7.61
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

PIMS/PRUDENTIAL RETPLAN	R4	2,554,110.9820	77.91
NOMINEE TRUSTEE CUSTODIAN
767 MGM RESORTS 401K SAVINGS PLAN
4886 FRANK SINATRA DR
LAS VEGAS NV 89158-4316

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	167,157.7720	5.10
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS GROWTH ALLOCATION FUND	R6	3,821,108.3140	32.71
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	3,393,497.7470	29.05
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	R6	1,555,914.5710	13.32
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION FUND	R6	1,130,829.9870	9.68
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS NEW DISCOVERY VALUE FUND

PERSHING LLC	B	56,302.5960	20.47
1 PERSHING PLZ	I	1,055,624.6500	10.75
JERSEY CITY NJ 07399-0002

Schedule F-52

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS NEW DISCOVERY VALUE FUND – continued

MARIL & CO FBO JG	I	983,857.5390	10.02
C/O BMO HARRIS BANK NA ATTN MF
480 PILGRIM WAY STE 1000
GREEN BAY WI 54304-5280

BRAKEWELL STEEL FABRICATORS INC 4	R1	4,912.0290	30.89
717 17TH ST STE 1300
DENVER CO 80202-3304

CENTRALIA SCHOOL DIST #401	R1	1,293.4730	8.13
717 17TH ST STE 1300
DENVER CO 80202-3304

MASSACHUSETTS FINANCIAL SERVICES COMPANY	R1	4,191.4420	26.36
111 HUNTINGTON AVENUE	R2	4,114.8300	6.51
BOSTON MA 02199-7632	R4	4,103.6870	5.18

CHIRON AMERICA, INC.	R2	11,088.0880	17.55
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MBR CONSTRUCTION 401(K) PS PLAN	R2	7,659.3930	12.12
100 MAGELLAN WAY
COVINGTON KY 41015-1999

PHARMA SAFE 401(K) PLAN	R2	5,014.5100	7.94
100 MAGELLAN WAY
COVINGTON KY 41015-1999

GREAT-WEST TRUST CO LLC	R3	111,561.9440	45.37
TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	R4	45,135.2150	56.96
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

EMJAY CORP TRUSTEE FBO	R4	23,473.1360	29.62
FASCORE LLC RETIREMENT PLANS
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

MFS GROWTH ALLOCATION FUND	R6	7,142,590.2190	34.90
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	6,335,647.0290	30.96
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	R6	2,919,836.8840	14.27
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOC FUND	R6	2,096,916.8790	10.25
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS NEW YORK MUNICIPAL BOND FUND

PERSHING LLC	A	1,906,731.8730	16.54
1 PERSHING PLZ	B	27,379.1850	5.33
JERSEY CITY NJ 07399-0002	C	275,893.9390	11.46

MORGAN STANLEY SMITH BARNEY	A	1,048,819.4400	9.10
HARBORSIDE FINANCIAL CENTER	C	169,805.3370	7.05
JERSEY CITY NJ 07311

Schedule F-53

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS NORTH CAROLINA MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	1,482,617.5030	6.35
HARBORSIDE FINANCIAL CENTER	B	18,487.9980	5.99
JERSEY CITY NJ 07311	C	533,826.0310	10.34

PERSHING LLC	A	1,444,010.3370	6.18
1 PERSHING PLZ	B	38,867.2020	12.59
JERSEY CITY NJ 07399-0002	C	533,550.3960	10.34

MFS PENNSYLVANIA MUNICIPAL BOND FUND

PERSHING LLC	A	1,825,829.5500	17.47
1 PERSHING PLZ	B	137,002.3440	27.68
JERSEY CITY NJ 07399-0002

FNB NOMINEE CO	I	763,922.6370	64.68
C/O 1ST COMMONWEALTH TRUST CO
614 PHILADELPHIA ST
INDIANA PA 15701-3904

MFS RESEARCH FUND

PERSHING LLC	B	52,633.5050	8.03
1 PERSHING PLZ	C	216,178.6660	5.74
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	C	233,373.4130	6.20
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

MID ATLANTIC TRUST CO	R1	803.1180	10.09
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

VOYA RETIREMENT INS & ANNUITY CO	R2	281,441.7420	39.54
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

RELIANCE TRUST CO TTEE	R2	3,885.5590	21.64
FBO ADP ACCESS LARGE MARKET 401K
1100 ABERNATHY RD
ATLANTA GA 30328-5620

GREAT-WEST LIFE & ANNUITY	R3	386,109.3880	27.25
FBO FUTURE FUNDS II
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

VOYA INSTITUTIONAL TRUST COMPANY	R3	137,462.0650	9.70
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

NATIONWIDE TRUST COMPANY, FSB	R4	1,215,162.0120	81.88
C/O IPO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

MFS MODERATE ALLOCATION FUND	R6	12,345,243.0550	36.0
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750		0

MFS GROWTH ALLOCATION FUND	R6	10,381,005.3860	30.28
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

Schedule F-54

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS RESEARCH FUND – continued

MFS CONSERVATIVE ALLOC FUND	R6	4,635,209.8530	13.52
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND	R6	3,762,687.7450	10.97
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS RESEARCH INTERNATIONAL FUND

ELAINE V HOWARD	529B	1,459.8390	9.41
3607 RUNNYMEDE CT
OWENSBORO KY 42303-7819

PERSHING LLC	C	329,605.0740	8.43
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

MORGAN STANLEY SMITH BARNEY	C	295,874.4710	7.57
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

MORI & CO	I	16,006,021.6150	12.79
922 WALNUT ST
KANSAS CITY MO 64106-1802

JOHN GILLIGAN FBO	R1	16,917.0300	10.87
FURNITURE SHOP 401K PSP & TRUST
4259 S WESTERN BLVD
CHICAGO IL 60609-2237

HARTFORD LIFE INS CO	R2	4,099,255.1380	43.32
PO BOX 2999	R3	1,234,061.9780	16.99
HARTFORD CT 06104-2999

ADP ACCESS PRODUCT	R2	1,853,217.4430	19.59
1 LINCOLN ST
BOSTON MA 02111-2900

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	1,199,736.2710	15.86
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

MFS INT’L DIVERSIFICATION FUND	R6	104,190,209.6680	58.27
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	23,117,020.2000	12.93
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND	R6	22,547,469.3700	12.61
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS SOUTH CAROLINA MUNICIAPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	1,649,078.7920	11.46
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

Schedule F-55

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS SOUTH CAROLINA MUNICIAPAL BOND FUND – continued

PERSHING LLC	B	26,238.2140	7.84
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

MFS STRATEGIC INCOME FUND

PERSHING LLC	A	2,454,586.3580	7.70
1 PERSHING PLZ	B	749,339.9620	20.66
JERSEY CITY NJ 07399-0002	C	682,377.4200	11.61

MORGAN STANLEY SMITH BARNEY	C	316,184.5550	5.38
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

MFS TECHNOLOGY FUND

	I	313,315.5790	8.84
PERSHING LLC	A	786,600.0730	6.85
1 PERSHING PLZ	B	113,719.7060	10.80
JERSEY CITY NJ 07399-0002	C	219,307.2530	7.18

MORGAN STANLEY SMITH BARNEY	I	234,871.8010	6.63
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

EQUITABLE LIFE	R1	55,172.5830	47.87
500 PLAZA DR
SECAUCUS NJ 07094-3619

MASSMUTUAL	R1	14,708.5110	12.76
PO BOX 48529	R2	160,976.0260	24.63
ATLANTA GA 30362-1529	R3	106,142.3180	12.11

PRECISION IT GROUP LLC 401K PSP & TRUST	R1	6,282.2320	5.45
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

VOYA RETIREMENT INS & ANNUITY CO	R2	119,992.7840	18.36
1 ORANGE WAY B3N	R6	370,445.4040	19.76
WINDSOR CT 06095-4773

HARTFORD LIFE INS CO	R2	47,866.1170	7.32
PO BOX 2999
HARTFORD CT 06104-2999

VERSABAR 401(K) PROFIT SHARING PLAN	R3	85,340.6640	9.73
100 MAGELLAN WAY
COVINGTON KY 41015-1999

MANCHESTER SPORTS CENTER INC	R3	64,554.9920	7.36
401(K) PROFIT SHARING PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

DALLAS BASKETBALL LIMITED D.B.A.	R3	55,184.0590	6.29
DALLAS MAVERICKS
100 MAGELLAN WAY
COVINGTON KY 41015-1999

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN	R3	110,247.4370	12.57
300 GRUNDFOS PUMPS CORPORATION
2001 BUTTERFIELD RD STE 1700
DOWNERS GROVE IL 60515-1011

Schedule F-56

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS TECHNOLOGY FUND – continued

ADP ACCESS PRODUCT	R3	51,509.7760	5.87
1 LINCOLN ST
BOSTON MA 02111-2900

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R4	76,204.9190	24.02
QUALIFIED EMPLOYEE PLANS (401K) FINOPS-IC FUNDS
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

ADP ACCESS PRODUC	R4	50,774.2000	16.00
1 LINCOLN ST
BOSTON MA 02111-2900

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN	R4	21,510.6360	6.78
006 SAN DIEGO UNIFIED PORT DISTRICT
3165 PACIFIC HWY
SAN DIEGO CA 92101-1128

GREAT-WEST TRUST COMPANY LLC TTEE FBO	R4	19,074.2960	6.01
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

MFS TENNESSEE MUNICIPAL BOND FUND

PERSHING LLC	A	1,177,154.9050	11.81
1 PERSHING PLZ	B	18,140.3730	13.12
JERSEY CITY NJ 07399-0002

MFS TOTAL RETURN BOND FUND

KEVIN A CONN	529A	37,364.3430	13.32
230 MOUNT VERNON ST
WEST NEWTON MA 02465-2519

MICHELLE G RAJOTTE	529B	2,654.6620	9.13
8717 DOWD CT
WASHINGTON TOWNSHIP OH 45458-2957

CAROL A MAGRUDER	529B	2,507.3910	8.63
1300 NE 16TH AVE APT 408
PORTLAND OR 97232-4428

MACKENZIE K HARDER	529B	1,137.9210	7.83
6880 LEIBINGER LN
GRANITE BAY CA 95746-9364

SCOTT R MILLER	529B	1,617.3950	5.56
331 E FREMONT DR
TEMPE AZ 85282-6933

AMY E SPENCER	529B	1,558.5190	5.36
3688 DONALD AVE
RIVERSIDE CA 92503-4343

SHELINA SOEURS LLC CORPORATION	529B	746.1450	5.12
JAY E STEMPEL
PO BOX 660
GLOUCESTER MA 01931-0660

PERSHING LLC	B	157,710.9540	6.04
1 PERSHING PLZ	C	2,043,269.4580	14.37
JERSEY CITY NJ 07399-0002

Schedule F-57

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS TOTAL RETURN BOND FUND – continued

MASSMUTUAL	R1	154,772.2600	54.64
PO BOX 48529
ATLANTA GA 30362-1529

MLS INC 401(K) PROFIT SHARING PLAN	R1	15,132.6120	5.34
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

HARTFORD LIFE INSURANCE COMPANY	R2	2,215,641.8880	48.27
SEPARATE ACCOUNT 401K PLAN
PO BOX 2999
HARTFORD CT 06104-2999

MASSMUTUAL	R2	980,873.3580	21.37
PO BOX 48529	R3	1,826,663.9320	21.37
ATLANTA GA 30362-1529

RELIANCE TRUST CO FBO	R3	57,662.4900	25.26
RETIREMENT PLANS SERVICED BY METLIF
C/O FASCORE LLC
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

HARTFORD LIFE INSURANCE COMPANY	R3	1,633,692.7340	19.11
SEPARATE ACCOUNT
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

TAYNIK & CO	R3	1,125,600.6990	13.17
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MATRIX TRUST COMPANY TRUSTEE FBO	R3	543,042.7670	6.35
BROWN RUDNICK LLP 401K PLAN
PO BOX 52129
PHOENIX AZ 85072-2129

ADP ACCESS PRODUCT	R3	501,962.5000	5.87
1 LINCOLN ST
BOSTON MA 02111-2900

JOHN HANCOCK TRUST COMPANY LLC	R4	2,140,927.1470	19.07
690 CANTON ST STE 100
WESTWOOD MA 02090-2324

DWS TRUST CO TTEE	R4	787,826.8950	8.51
FBO COMBE INC EMPLOYEES SAVINGS PLN
ATTN SHARE RECON DEPT #061241
PO BOX 1757
SALEM NH 03079-1143

MFS MODERATE ALLOCATION FUND	R6	44,187,156.6290	33.34
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOC FUND	R6	41,894,379.7520	31.61
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

Schedule F-58

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS TOTAL RETURN BOND FUND – continued

MFS GROWTH ALLOCATION FUND	R6	13,799,478.1490	10.41
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS LIFETIME INCOME FUND	R6	11,731,146.0690	8.85
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS TOTAL RETURN FUND

PERSHING LLC	A	17,044,720.8350	6.60
1 PERSHING PLZ	B	1,105,394.3910	10.02
JERSEY CITY NJ 07399-0002	C	5,938,129.3910	9.96

MORGAN STANLEY SMITH BARNEY	C	3,421,020.5370	5.74
HARBORSIDE FINANCIAL CENTER	I	2,144,532.1390	10.29
JERSEY CITY NJ 07311

MASSMUTUAL	R1	511,531.0140	68.15
PO BOX 48529	R2	2,406,786.7740	21.59
ATLANTA GA 30362-1529	R3	2,674,220.8360	16.35
	R4	6,221,071.1000	38.70

EQUITABLE LIFE	R1	45,443.3210	6.05
500 PLAZA DR
SECAUCUS NJ 07094-3619

HARTFORD LIFE INSURANCE COMPANY	R2	3,474,210.1180	31.17
SEPARATE ACCOUNT	R3	1,486,536.4880	9.09
PO BOX 2999
HARTFORD CT 06104-2999

MASS MUTUAL LIFE INSURANCE CO	R2	1,323,141.3230	11.87
1295 STATE ST	R3	1,610,582.2300	9.85
SPRINGFIELD MA 01111-0001

ADP ACCESS PRODUCT	R2	887,111.4590	7.96
1 LINCOLN ST
BOSTON MA 02111-2900

TAYNIK & CO	R3	1,102,215.0840	6.74
CO STATE STREET BANK & TRUST
1200 CROWN COLONY DR
QUINCY MA 02169-0938

LINCOLN RETPLAN SERVICES COMPANY	R6	619,479.8400	12.43
FBO FREEMAN HEALTH SYSTEM
PO BOX 7876
FORT WAYNE IN 46801-7876

PIMS/PRUDENTIAL RETIREMENT	R6	818,439.1350	8.35
AS NOMINEE FOR THE TTEE/CUST PL 005
ROBERT WOOD JOHNSON HOSPITAL
379 CAMPUS DRIVE
SOMERSET NJ 08873-1161

GREAT-WEST TRUST CO LLC	R6	710,236.6130	7.29
TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

Schedule F-59

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS TOTAL RETURN FUND – continued

VOYA RETIREMENT INS & ANNUITY CO	R6	683,133.8710	6.97
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

MFS U.S. GOVERNMENT MONEY MARKET FUND***	N/A	N/A	N/A

MFS U.S. GOVERNMENT CASH RESERVE FUND

MASSMUTUAL	A	14,399,781.8880	11.01
PO BOX 48529
ATLANTA GA 30362-1529

AMY S MCMEEKIN	529B	41,725.3800	10.42
1497 DOYLE RD
CEDARTOWN GA 30125-6649

ANDREW E WRIGHT	529B	16,619.9800	7.30
2255 COUNTY ROAD 30
COLLINSVILLE AL 35961-4274

ANGELA DERIGGS-WALTERS	529B	27,279.7050	6.82
30 FENDALE AVE APT 2
DORCHESTR CTR MA 02124-4618

KENT SCHUELE	529B	23,468.3200	5.86
1967 PROVIDENCE RD
SEVIERVILLE TN 37876-0807

LOURDES M VILLANUEVA	529B	22,609.5170	5.65
22845 BAYWOOD DR
CARSON CA 90745-4753

PETER MURPHY	529B	20,893.8070	5.22
856 ARMORY ST
SPRINGFIELD MA 01107-1347

EDWARD D JONES & CO	529C	398,888.3180	5.44
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3729

PERSHING LLC	B	6,222,125.1580	26.38
1 PERSHING PLZ	C	3,884,046.4430	7.73
JERSEY CITY NJ 07399-0002

MASSMUTUAL	R1	11,908,452.5850	91.20
PO BOX 48529	R2	50,899,905.3650	93.46
ATLANTA GA 30362-1529	R3	36,602,757.6010	98.23

MASSACHUSETTS FINANCIAL SERVICES CO	R43	2,600,001.0000	84.22
111 HUNTINGTON AVENUE
BOSTON MA 02199-7632

COUNSEL TRUST DBA MATC FBO	R45	397,672.2400	12.88
CHROME HEARTS LLC 401K PSP & TRUST
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MFS UTILITIES FUND

PERSHING LLC	A	12,914,672.3380	10.05
1 PERSHING PLZ	B	1,107,087.8830	10.74
JERSEY CITY NJ 07399-0002	C	4,443,319.6750	11.11
	I	3,116,159.9270	11.44

Schedule F-60

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS UTILITIES FUND – continued

MORGAN STANLEY SMITH BARNEY	B	1,686,152.3580	16.36
HARBORSIDE FINANCIAL CENTER	C	6,527,421.1490	16.33
JERSEY CITY NJ 07311	I	6,388,741.1390	23.46

MASSMUTUAL	R1	169,487.2510	31.09
PO BOX 48529	R2	836,423.1700	17.55
ATLANTA GA 30362-1529	R3	696,913.1510	11.13

EQUITABLE LIFE FOR SA #65 401(K)	R1	82,116.1870	15.06
500 PLAZA DR
SECAUCUS NJ 07094-3619

NATIONWIDE TRUST COMPANY, FSB	R1	37,169.1040	6.82
C/O IPO PORTFOLIO ACCOUNTING	R4	392,995.4520	8.31
PO BOX 182029
COLUMBUS OH 43218-2029

MASS MUTUAL LIFE INSURANCE CO	R1	28,938.8800	5.31
1295 STATE ST	R2	494,751.5080	10.11
SPRINGFIELD MA 01111-0001	R3	409,557.6630	6.54

AMERICAN UNITED LIFE GROUP RETIREMENT ANNUITY	R2	244,965.0650	5.00
PO BOX 368
INDIANAPOLIS IN 46206-0368

HARTFORD LIFE INSURANCE COMPANY	R3	1,127,561.4920	18.01
SEPARATE ACCOUNT	R4	393,310.6240	8.32
PO BOX 2999
HARTFORD CT 06104-2999

TRANSAMERICA LIFE INS COMPANY	R3	380,975.5720	13.15
1150 S OLIVE ST
LOS ANGELES CA 90015-2211

TAYNIK & CO	R3	501,017.7180	8.00
CO STATE STREET BANK & TRUST	R4	953,032.8800	20.15
1200 CROWN COLONY DR	R6	1,028,232.4590	21.49
QUINCY MA 02169-0938

VANGUARD FIDUCIARY TRUST CO	R6	542,254.7980	11.34
PO BOX 2600 VM 613
VALLEY FORGE PA 19482-2600

VOYA RETIREMENT INS & ANNUITY CO	R6	383,000.9020	8.01
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

WELLS FARGO BNAK NA TRUSTEE	R6	246,621.7060	5.16
KERN COUNTY DEFFDCOMP PLAN
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

MFS VALUE FUND

KENT P ELLIOTT	529B	1,634.9830	6.57
2027 SHIPWAY LN
NEWPORT BEACH CA 92660-4334

SUE SHINOMIYA	529B	1,381.7650	5.55
5349 NW LIANNA WAY
PORTLAND OR 97229-8971

PERSHING LLC	C	2,959,380.1700	6.98
1 PERSHING PLZ	I	81,058,025.9020	16.65
JERSEY CITY NJ 07399-0002

Schedule F-61

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS VALUE FUND – continued

MASSMUTUAL	R1	192,094.8150	26.59
PO BOX 48529	R2	1,260,111.0310	8.49
ATLANTA GA 30362-1529

HARTFORD LIFE INSURANCE COMPANY	R2	2,500,674.0790	15.36
SEPARATE ACCOUNT
1 GRIFFIN ROAD NORTH
WINDSOR CT 06095-1512

VOYA RETIREMENT INS & ANNUITY CO	R2	2,193,657.2700	13.47
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

ADP ACCESS PRODUCT	R2	1,886,188.8680	11.59
1 LINCOLN ST
BOSTON MA 02111-2900

MASS MUTUAL LIFE INSURANCE CO	R2	1,027,441.3750	6.31
1295 STATE ST
SPRINGFIELD MA 01111-0001

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	R3	5,166,492.5820	9.75
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	R4	21,541,050.8650	24.19
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS	R3	5,023,050.9470	9.48
440 MAMARONECK AVE	R4	6,037,371.8400	6.78
HARRISON NY 10528-2418

MFS GROWTH ALLOCATION FUND	R6	15,417,781.9690	8.83
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS MODERATE ALLOCATION FUND	R6	13,328,406.9100	7.63
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS VIRGINIA MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	B	14,787.6720	15.49
HARBORSIDE FINANCIAL CENTER	C	274,663.5160	11.31
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

EMILY M ALLAN	B	5,391.3860	5.65
7408 SPRING VILLAGE DR APT 322
SPRINGFIELD VA 22150-4491

PERSHING LLC	C	160,116.1960	6.60
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

NATIONAL FINANCIAL SERVICES LLC	C	153,158.5260	6.31
499 WASHINGTON BLVD
ATTN MUTUAL FUND DEPT 4TH FLOOR
JERSEY CITY NJ 07310-2010

MFS WEST VIRGINIA MUNICIPAL BOND FUND

MORGAN STANLEY SMITH BARNEY	A	626,381.2670	6.14
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

Schedule F-62

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

PERSHING LLC	B	22,428.7540	27.42
1 PERSHING PLZ
JERSEY CITY NJ 07399-0002

*	Information for the MFS Lifetime 2060 Fund has not been provided because it commenced investment operations after November 30, 2016.
**	The fund only has one class of shares.
***	To the best of the fund’s knowledge, no shareholder beneficially owned more than 5% of any class of the fund as of November 30, 2016.

Schedule F-63

MULTI-PRX-1/17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on March 23, 2017)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on March 23, 2017)

VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on March 23, 2017)

VOTE IN PERSON Attend Shareholder Meeting 111 Huntington Avenue, Boston, MA 02199 on March 23, 2017

Please detach at perforation before mailing.

MFS® SERIES TRUST I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XV, XVI

MFS® MUNICIPAL SERIES TRUST    MFS® INSTITUTIONAL TRUST     MASSACHUSETTS INVESTORS GROWTH STOCK FUND

MASSACHUSETTS INVESTORS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2017

This proxy is solicited by and on behalf of the Board of Trustees of each Trust.

The undersigned hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Susan A. Pereira and Matthew A. Stowe and each of them separately, proxies, with power of substitution to each, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Trusts, to be held at 111 Huntington Avenue, Boston, Massachusetts, on Thursday, March 23, 2017 at 10:30 a.m., Eastern Time, and at any adjournments thereof, all of the common shares of each series of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on January 6, 2017 will be entitled to vote at the Trust’s Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY NOMINEE FOR TRUSTEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Special Meeting of Shareholders to Be Held on March 23, 2017.

The Proxy Statement and Proxy Card for this meeting is available at

https://www.proxy-direct.com/mfs-28421

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

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Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

Proposals THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.	+

1. Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Steven E. Buller	02. John A. Caroselli	03. Maureen R. Goldfarb	04. David H. Gunning	☐	☐	☐
05. Michael Hegarty	06. John P. Kavanaugh	07. Robert J. Manning	08. Clarence Otis, Jr.
09. Maryanne L. Roepke	10. Robin A. Stelmach	11. Laurie J. Thomsen

To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.   To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

/ /

            608999900109999999999

MFS FUNDS

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the MFS Funds Special Meeting of Shareholders to Be Held on March 23, 2017.

As a shareholder, it is important for you to vote!

On the back of this Notice, you will find a summary of the proposal that requires a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Special Meeting of Shareholders, the Proxy Statement for the Meeting and the Form of Proxy Card are available at:

https://www.proxy-direct.com/mfs-28421

If you want to receive a paper copy of the proxy materials or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than March 13, 2017, to facilitate timely delivery. The Special Meeting of Shareholders of MFS Funds will be held on March 23, 2017, at 10:30 a.m., EST, at the offices of each MFS Fund, 111 Huntington Avenue, Boston, MA 02199. To obtain directions to be able to attend the Meeting and vote in person, call 1-800-255-2606.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/mfs-28421

On this site you can view the Proxy Statement and Form of Proxy Card online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy Card with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN MARCH 13, 2017, TO FACILITATE TIMELY DELIVERY.

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Your Fund Holdings:

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The following matter will be considered at the Meeting:

1.	To elect Steven E. Buller, John A, Caroselli, Maureen R. Goldfarb, David H. Gunning, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Clarence Otis, Jr., Maryanne L. Roepke, Robin A. Stelmach, and Laurie J. Thomsen as Trustees of each of the trusts of which the Funds are series.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

If you wish to attend and vote at the Meeting, please bring this Notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposal.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

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